As filed with the Securities and Exchange Commission on November 27, 2019.
1933 Act File No. 33-65572
1940 Act File No. 811-7852

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 174
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 175

USAA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

9800 Fredericksburg Road, San Antonio, TX 78288
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code
(216) 898-2526
Erin G. Wagner, Secretary
USAA MUTUAL FUNDS TRUST
9800 Fredericksburg Road
San Antonio, TX 78288-0227
(Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485
□	immediately upon filing pursuant to paragraph (b)
☒	on (December 1, 2019), pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
□	75 days after filing pursuant to paragraph (a)(2)
□	on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

December 1, 2019
Prospectus
USAA Aggressive Growth Fund
Fund Shares	Institutional Shares
USAUX	UIAGX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Aggressive Growth Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and Institutional Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares
None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee	0.45%[a]	0.45%[a]
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.28%	0.43%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.74%[b]	0.89%[b]
Fee Waiver/Reimbursement	None	(0.18%)
Total Annual Fund Operating Expenses after Reimbursement	0.74%c,[d]	0.71%c,[d]
(a)	Victory Capital Management Inc. (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.
(b)	The expense information in the table has been restated to reflect current fees.
(c)	The total annual operating expenses for the Fund Shares and Institutional Shares may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund Shares and Institutional Shares and do not include acquired fund fees and expenses.
(d)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund

Prospectus  |  1

fees and expenses, interest, taxes, and brokerage commissions) do not exceed 0.75% of the Fund’s Shares and 0.70% Institutional Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$76	$237	$411	$918
Inst. Shares	$73	$255	$465	$1,069
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund invests primarily in equity securities of large-capitalization companies that are selected for their growth potential. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. The Fund employs a multi-manager structure with the underlying managers implementing fundamentally driven security selection investment processes that seek to identify companies that will provide superior portfolio returns over the long term. The Fund generally considers large-capitalization companies to be companies that have a market capitalization in excess of $4 billion at the time of purchase. The Fund considers equity securities to

2  |  USAA Aggressive Growth Fund

include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Large-Capitalization Stock Risk – The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.
Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Sector Risk – To the extent the Fund invests in one or more sectors, such as the information technology sector, it is subject to the risks faced by these companies, such as intense competition and potentially rapid product obsolescence. Information technology companies also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.

Prospectus  |  3

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

4  |  USAA Aggressive Growth Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 12.87%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	17.28%	March 31, 2012
Lowest Quarter Return	-16.10%	September 30, 2011
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Prospectus  |  5

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	-0.84%	8.79%	12.99%
Return After Taxes on Distributions	-4.45%	6.25%	11.21%
Return After Taxes on Distributions and Sale of Fund Shares	2.20%	6.70%	10.64%
Institutional Shares
Return Before Taxes	-0.79%	8.90%	13.28%
Indexes
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	-1.51%	10.40%	15.28%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)	-0.47%	8.98%	14.08%
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s NewBridge Asset Management (“NewBridge”) and RS Investments Growth (“RS Growth”) investment franchises and its Victory Solutions platform.

6  |  USAA Aggressive Growth Fund

Portfolio Managers
	Title	Tenure with the Fund
Eric F. Maronak	Chief Investment Officer, NewBridge	Since July 2019
Jason E. Dahl, CFA	Senior Portfolio Manager/Analyst, NewBridge	Since July 2019
Scott R. Kefer, CFA	Senior Portfolio Manager/Analyst, NewBridge	Since July 2019
Michael B. Koskuba	Senior Portfolio Manager/Analyst, NewBridge	Since July 2019
Scott Tracy, CFA	Chief Investment Officer, RS Growth	Since July 2019
Stephen J. Bishop	Portfolio Manager, RS Growth	Since July 2019
Melissa Chadwick-Dunn	Portfolio Manager, RS Growth	Since July 2019
Christopher Clark, CFA	Portfolio Manager, RS Growth	Since July 2019
Paul Leung, CFA	Portfolio Manager, RS Growth	Since July 2019
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since July 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since July 2019
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Prospectus  |  7

Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8  |  USAA Aggressive Growth Fund

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks capital appreciation. The Fund’s Board of Trustees (the “Board”) may change this investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund invests primarily in equity securities of large-capitalization companies that are selected for their growth potential. The Fund’s assets are invested in a universe of large-capitalization growth stocks that generally are diversified across market sectors. The Fund generally considers large-capitalization companies as those companies having a market capitalization in excess of $4 billion at the time of purchase. The Fund invests in companies that the portfolio managers believe will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.
The Fund considers equity securities to include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    May the Fund’s assets be invested in foreign securities?
Yes. Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
■    How are the decisions to buy and sell securities made?
NewBridge
In making investment decisions for the Fund, NewBridge will invest the Fund’s assets allocated to it in stocks of approximately 25-35 companies that have exhibited faster-than-average earnings growth over the past few years and are expected to continue to show high levels of earnings growth. From

Prospectus  |  9

time to time, NewBridge may focus its investments in companies in one or more economic sectors, including the information technology sector.
RS Growth
RS Growth employs both fundamental analysis and quantitative screening in seeking to identify companies it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on RS Growth’s expectation of the potential reward relative to risk of each security based in part on its proprietary earnings calculations.
Victory Solutions
In making investment decisions for the Fund, Victory Solutions will invest the Fund’s assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund’s other investment managers, Victory Solutions will customize its portion of the Fund’s assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund’s investment objective, and/or risk mitigation.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund

10  |  USAA Aggressive Growth Fund

experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been postponed until January 31, 2020. There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.
Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new

Prospectus  |  11

investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Information Technology Sector Risk: To the extent the Fund makes substantial investments in the information technology sector it will be subject to proportionately higher exposure to the risks of this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for its products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright, and trademark protections may adversely affect the profitability of these companies.
Large-Capitalization Company Risk: Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.

12  |  USAA Aggressive Growth Fund

Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
■	Computer Systems Risk: In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (“SAI”) (the back cover of this prospectus tells you how to do this).

Prospectus  |  13

Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. NewBridge Asset Management and RS Investments Growth, which are Victory Capital investment franchises, and its Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.50% of the first $750 million of average daily net assets, 0.40% for that portion of average daily net assets in excess of $750 million but not over $1.5 billion, and 0.33% for that portion of average daily net assets in excess of $1.5 billion.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Large-Cap Growth Funds Index, which tracks the total return

14  |  USAA Aggressive Growth Fund

performance of funds within the Lipper Large-Cap Growth Funds category. This category includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period.
Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class and a performance adjustment that decreased the effective annualized base investment management fee of 0.45% by (0.01)% for the Fund Shares and (0.05)% for the Institutional Shares. For the period from July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.

Prospectus  |  15

See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Managers
NewBridge
Erick F. Maronak is the Chief Investment Officer of NewBridge and has been associated with Victory Capital or an affiliate since 1999. He has co-managed a portion of the Fund since July 2019.
Jason E. Dahl is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. Mr. Dahl is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Scott R. Kefer is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. Mr. Kefer is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Michael B. Koskuba is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. He has co-managed a portion of the Fund since July 2019.

16  |  USAA Aggressive Growth Fund

RS Growth
Scott Tracy is Chief Investment Officer of the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Tracy began his investment career in 1997 and has been a member of the RS Growth team since 2001. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California, Berkeley. He is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Mr. Bishop earned a B.A. from the University of Notre Dame and an M.B.A. from Harvard Business School. He has co-managed a portion of the Fund since July 2019.
Melissa Chadwick-Dunn is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Ms. Chadwick-Dunn began her investment career in 1992 and joined the RS Growth team in 2001. Ms. Chadwick-Dunn holds a B.A. in economics, an M.A. in international relations from the University of Chicago, and an M.B.A. from the Wharton School of the University of Pennsylvania. She has co-managed a portion of the Fund since July 2019.
Christopher Clark is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Clark has been a member of RS Growth Team since joining the firm in May 2007. Mr. Clark holds a B.A. in economics from the University of Virginia. Mr. Clark is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Paul Leung is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Victory Solutions
Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital and has co-managed the Fund since July 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Prospectus  |  17

Wasif A. Latif, Head of Investments, VictoryShares and Solutions, has co-managed the Fund since July 2019. Mr. Latif has 20 years of investment management experience, 10 of which were with AMCO, which was acquired by the Adviser’s parent company in 2019.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ

18  |  USAA Aggressive Growth Fund

in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a

Prospectus  |  19

transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and through certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as an affiliated fund participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

20  |  USAA Aggressive Growth Fund

ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA affiliated products.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

Prospectus  |  21

Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or

22  |  USAA Aggressive Growth Fund

monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Converting Shares
CONVERTING FROM INSTITUTIONAL SHARES TO FUND SHARES
If you no longer meet the eligibility requirements to invest in Institutional Shares (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.

Prospectus  |  23

PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.
EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

24  |  USAA Aggressive Growth Fund

Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.
Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256

Prospectus  |  25

Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.

26  |  USAA Aggressive Growth Fund

EXCESSIVE SHORT-TERM TRADING
The affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the affiliated Funds’ policies and procedures state that:
■	Each affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the affiliated Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an affiliated Fund’s NAV.
THE AFFILIATED FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The affiliated Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The affiliated

Prospectus  |  27

Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.
The affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus

28  |  USAA Aggressive Growth Fund

accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;

Prospectus  |  29

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the

30  |  USAA Aggressive Growth Fund

financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such

Prospectus  |  31

amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign

32  |  USAA Aggressive Growth Fund

securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Prospectus  |  33

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays distributions of net investment income (“dividends”) annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.

34  |  USAA Aggressive Growth Fund

■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to

Prospectus  |  35

a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service-accepted basis determination method.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.

36  |  USAA Aggressive Growth Fund

ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Institutional Shares for the Fund over the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares and Institutional Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus  |  37

USAA AGGRESSIVE GROWTH FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$48.92	$43.96	$40.02	$42.55	$40.90
Income (loss) from investment operations:
Net investment income	.13	.19	.36	.33	.79
Net realized and unrealized gain (loss)	1.72	8.79	6.30	(.20)	5.75
Total from investment operations	1.85	8.98	6.66	.13	6.54
Less distributions from:
Net investment income	(.08)	(.19)	(.33)	(.33)	(.79)
Realized capital gains	(6.78)	(3.83)	(2.39)	(2.33)	(4.10)
Total distributions	(6.86)	(4.02)	(2.72)	(2.66)	(4.89)
Net asset value at end of period	$43.91	$48.92	$43.96	$40.02	$42.55
Total return (%)*	5.53	21.57	17.92	.36	16.96
Net assets at end of period (000)	$1,624,319	$1,592,944	$1,340,385	$1,208,124	$1,247,753
Ratios to average daily net assets:**
Expenses (%)(a)	.72(c)	.75(b)	.81(b)	.85(b)	.88(b)
Expenses, excluding reimbursements (%)(a)	.72	.75(b)	.81(b)	.85(b)	.88(b)
Net investment income (%)	.30	.32	.57	.30	.30
Portfolio turnover (%)	78	57	51	70	55
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $1,579,085,000.
(a)	Does not include acquired fund fees, if any.
(b)	Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 0.75% of the Fund Shares’ average daily net assets.

38  |  USAA Aggressive Growth Fund

USAA AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$49.55	$44.36	$40.39	$42.92	$41.22
Income (loss) from investment operations:
Net investment income	.14(a)	.14(a)	.21(a)	.44	.21(a)
Net realized and unrealized gain (loss)	1.75(a)	8.93(a)	6.52(a)	(.24)	6.47(a)
Total from investment operations	1.89(a)	9.07(a)	6.73(a)	.20	6.68(a)
Less distributions from:
Net investment income	(.12)	(.05)	(.37)	(.40)	(.88)
Realized capital gains	(6.78)	(3.83)	(2.39)	(2.33)	(4.10)
Total distributions	(6.90)	(3.88)	(2.76)	(2.73)	(4.98)
Net asset value at end of period	$44.54	$49.55	$44.36	$40.39	$42.92
Total return (%)*	5.56	21.54	17.94	.51	17.21
Net assets at end of period (000)	$11,841	$11,379	$5,587	$136,361	$163,115
Ratios to average daily net assets:**
Expenses (%)(b),(c)	.70(e)	.75(c),(d)	.73(c)	.70(c)	.68(c)
Expenses, excluding reimbursements (%)(b),(c)	.83	.94(c)	.73(c)	.70(c)	.68(c)
Net investment income (%)	.32	.30	.54	.45	.50
Portfolio turnover (%)	78	57	51	70	55
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $11,606,000.
(a)	Calculated using average shares. For the year ended July 31, 2019, average shares were 259,000.
(b)	Does not include acquired fund fees, if any.
(c)	Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d)	Prior to December 1, 2017, AMCO had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares’ average daily net assets.
(e)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares’ average daily net assets.

Prospectus  |  39

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

23451-1219

December 1, 2019
Prospectus
USAA Capital Growth Fund
Fund Shares	Institutional Shares
USCGX	UICGX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Capital Growth Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and Institutional Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares
None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee	0.75%[a]	0.75%[a]
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.37%	0.28%
Total Annual Fund Operating Expenses	1.12%b,[c]	1.03%[c]
(a)	Victory Capital Management Inc. (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.
(b)	The expense information in the table has been restated to reflect current fees.
(c)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.12% of the Fund Shares and 1.10% of the Institutional Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Prospectus  |  1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$114	$356	$617	$1,363
Inst. Shares	$105	$328	$569	$1,259
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund invests primarily in U.S. and foreign equity securities that are believed to be the most attractive in the global marketplace. The Fund employs a multi-manager structure with the underlying managers implementing a combination of quantitative and/or fundamentally driven security selection investment processes that focus on companies that may exhibit attractive levels of quality, value, and/or growth. The Fund considers equity securities to include, among others, common stocks, preferred stocks, master limited partnerships (“MLPs”), securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund may invest up to 100% of its assets in foreign securities, including securities issued in emerging markets.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.

2  |  USAA Capital Growth Fund

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.

Prospectus  |  3

Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 11.84%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	16.77%	September 30, 2009
Lowest Quarter Return	-19.18%	September 30, 2011
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

4  |  USAA Capital Growth Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	-11.46%	6.09%	9.68%
Return After Taxes on Distributions	-13.24%	5.30%	9.21%
Return After Taxes on Distributions and Sale of Fund Shares	-5.45%	4.77%	8.03%
Institutional Shares
Return Before Taxes	-11.40%	4.00%*	N/A
Indexes
MSCI All-Country World Index** (reflects no deduction for fees, expenses, or taxes)	-9.42%	4.26%	9.46%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	-8.71%	4.56%	9.67%
Lipper Global Funds Index (reflects no deduction for taxes)	-10.73%	3.89%	8.96%
*The inception date of the Institutional Shares is August 7, 2015.
**The Fund has selected the MSCI All-Country World Index as the Fund’s principal benchmark index in replacement of the MSCI World Index because it believes the MSCI All-Country World Index is more representative of the Fund’s investment universe.
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Developed Markets (“RS Developed Markets”), Sophus Capital, and Trivalent Investments (“Trivalent”) investment franchises, and its Victory Solutions platform.

Prospectus  |  5

Portfolio Managers
	Title	Tenure with the Fund
U-Wen Kok, CFA	Chief Investment Officer, RS Developed Markets	Since July 2019
Adam Mezan, CFA	Portfolio Manager, RS Developed Markets	Since July 2019
Michael Reynal	Chief Investment Officer, Sophus Capital	Since July 2019
Michael Ade, CFA	Portfolio Manager, Sophus Capital	Since July 2019
Maria Freund, CFA	Portfolio Manager, Sophus Capital	Since July 2019
Peter S. Carpenter, CFA	Senior Portfolio Manager, Trivalent	Since July 2019
Jeffrey R. Sullivan, CFA	Senior Portfolio Manager, Trivalent	Since July 2019
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since July 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since July 2019
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

6  |  USAA Capital Growth Fund

Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus  |  7

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks capital appreciation. The Fund’s Board of Trustees (the “Board”) may change this investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund invests its assets primarily in U.S. and foreign equity securities that are believed to be the most attractive in the global marketplace.
The Fund considers equity securities to include, among others, common stocks, preferred stocks, master limited partnerships (“MLPs”), securities convertible into common stocks, and securities that carry the right to buy common stocks.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    May the Fund’s assets be invested in foreign securities?
Yes. Up to 100% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.
■    How are the decisions to buy and sell securities made?
RS Developed Markets
RS Developed Markets employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process. RS Developed Markets seeks to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, and attractive valuations, and that enjoy favorable market sentiment. RS Developed Markets monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

8  |  USAA Capital Growth Fund

Sophus Capital
Sophus Capital employs both fundamental analysis and quantitative screening in seeking to identify companies that it believes can sustain above-average earnings growth relative to their peers. Valuation is an integral part of the process. Fundamental, bottom-up research focuses on companies that rank highly within the investment team’s quantitative screen, with particular emphasis placed on a company’s earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop. Sophus monitors market and sovereign risk as part of the overall investment process.
Trivalent
Trivalent employs a bottom-up investment approach that emphasizes individual stock selection. Trivalent’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio from the developed countries represented in the MSCI EAFE Index that, relative to the Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.
Victory Solutions
Victory Solutions seeks to create a diversified portfolio of stocks that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. Victory Solutions uses quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. The team allocates the Fund’s exposure to these factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the portfolio. Victory Solutions may engage in active and frequent trading of portfolio holdings for the portion of the Fund’s assets it manages and will sell an investment if the above-mentioned attributes are not compelling as compared to those of another investment choice.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

Prospectus  |  9

Risks
Currency Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.

10  |  USAA Capital Growth Fund

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been postponed until January 31, 2020. There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.
Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital loses if the Manager is unable to sell a position at the time of the

Prospectus  |  11

Manager’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.
MLPs Investment Risk: MLPs carry many of the risks inherent in investing in a partnership, including risks related to limited control and limited rights to vote on matters affecting the MLP and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs generally are considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be affected adversely by fluctuations in the prices and levels of supply and demand for energy commodities. MLPs also are subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause an MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to the Fund.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.

12  |  USAA Capital Growth Fund

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
■	Computer Systems Risk: In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (“SAI”) (the back cover of this prospectus tells you how to do this).
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment

Prospectus  |  13

adviser with the Securities and Exchange Commission (“SEC”). As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. RS Investments Developed Markets, Sophus Capital, and Trivalent Investments, which are Victory Capital investment franchises, and its Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.75% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Global Funds Index, which tracks the total return performance of funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.

14  |  USAA Capital Growth Fund

To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period.
Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class and a performance adjustment that increased the base investment management fee of 0.75% by 0.01% for the Fund Shares and less than 0.01% for the Institutional Shares. For the period from July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a

Prospectus  |  15

subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Managers
RS Developed Markets
U-Wen Kok is the Chief Investment Officer of the RS Developed Markets team and has co-managed the Fund since July 2019. From 2013 to 2016, she was with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments in 2013, Ms. Kok served over fifteen years as a portfolio manager or portfolio management consultant at RBC Global Asset Management, BMO Asset Management, Barclays Global Investors and Ontario Teachers’ Pension Plan Board. Ms. Kok is a CFA® charterholder.
Adam Mezan has been a member of the RS Developed Markets team since 2014 and has co-managed the Fund since July 2019. Prior to joining RS Investments in 2014, Mr. Mezan worked at Nomura Asset Management in London, covering global industrials and auto sectors. Previously, he worked at CIBC World Markets, performing fundamental research on North American business/industrial services companies. Mr. Mezan holds a B.A. from Duke University and an M.B.A. from the University of Chicago. Mr. Mezan is a CFA® charterholder.
Sophus Capital
Michael Reynal is the Chief Investment Officer of Sophus Capital. From 2012 to 2016, he was with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was a portfolio manager for Principal Global Investors where he led the emerging markets team, encompassing markets in Asia, Latin America, Eastern Europe, the Middle East, and Africa. He also oversaw both diversified emerging markets portfolios and specialized regional Asian equity strategies. Previously, Mr. Reynal was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group Inc. in New York. He has co-managed a portion of the Fund since July 2019.
Michael Ade is a portfolio manager of Sophus Capital. From 2012 to 2016, Mr. Ade was an investment professional with RS Investment Management (Singapore) Pte. Ltd., which was acquired by Victory Capital in 2016. Mr. Ade is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.

16  |  USAA Capital Growth Fund

Maria Freund has is a portfolio manager of Sophus Capital. She joined Victory Capital in 2016 in connection with Victory Capital’s acquisition of RS Investments. She joined RS Investments in 2012 as an emerging markets analyst. Ms. Freund is a CFA® charterholder. She has co-managed a portion of the Fund since July 2019.
Trivalent
Peter S. Carpenter is a Senior Portfolio Manager of Trivalent. From 2007-2014, Mr. Carpenter was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Carpenter is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Jeffrey R. Sullivan is a Senior Portfolio Manager of Trivalent. From 2007-2014, Mr. Sullivan was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Sullivan is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Victory Solutions
Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital and has co-managed the Fund since July 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
Wasif A. Latif, Head of Investments, VictoryShares and Solutions, has co-managed the Fund since July 2019. Mr. Latif has 20 years of investment management experience, 10 years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.

Prospectus  |  17

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when

18  |  USAA Capital Growth Fund

the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and through certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as an affiliated fund participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time.

Prospectus  |  19

ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA affiliated products.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time,

20  |  USAA Capital Growth Fund

your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may

Prospectus  |  21

individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain

22  |  USAA Capital Growth Fund

circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Converting Shares
CONVERTING FROM INSTITUTIONAL SHARES TO FUND SHARES
If you no longer meet the eligibility requirements to invest in Institutional Shares (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor).

Prospectus  |  23

Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.
EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

24  |  USAA Capital Growth Fund

Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.
Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256
Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction.

Prospectus  |  25

Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
EXCESSIVE SHORT-TERM TRADING
The affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

26  |  USAA Capital Growth Fund

To deter such trading activities, the affiliated Funds’ policies and procedures state that:
■	Each affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the affiliated Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an affiliated Fund’s NAV.
THE AFFILIATED FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The affiliated Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;

Prospectus  |  27

■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.
The affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as

28  |  USAA Capital Growth Fund

stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Prospectus  |  29

Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing

30  |  USAA Capital Growth Fund

and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

Prospectus  |  31

VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration

32  |  USAA Capital Growth Fund

of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.

Prospectus  |  33

DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays distributions of net investment income (“dividends”) annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other

34  |  USAA Capital Growth Fund

non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Foreign Taxes
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes;

Prospectus  |  35

however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (“Foreign Election”) that would permit you to take a credit (or a deduction) for foreign taxes the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. The Fund has made the Foreign Election in one or more previous taxable years, and it is anticipated that certain affiliated Funds will make the Foreign Election for their current taxable year. If the Fund does so, it will report to you shortly after each year your share of the foreign taxes it paid and its foreign-source income.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

36  |  USAA Capital Growth Fund

SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Prospectus  |  37

Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Institutional Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares and Institutional Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

38  |  USAA Capital Growth Fund

USAA CAPITAL GROWTH FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$12.63	$11.67	$9.97	$10.16	$9.31
Income (loss) from investment operations:
Net investment income	.16	.15	.14	.13	.12
Net realized and unrealized gain (loss)	(.48)	1.21	1.71	(.21)	.88
Total from investment operations	(.32)	1.36	1.85	(.08)	1.00
Less distributions from:
Net investment income	(.17)	(.12)	(.15)	(.11)	(.15)
Realized capital gains	(.78)	(.28)	—	—	—
Total distributions	(.95)	(.40)	(.15)	(.11)	(.15)
Net asset value at end of period	$11.36	$12.63	$11.67	$9.97	$10.16
Total return (%)*	(1.82)	11.76	18.75	(.76)	10.79
Net assets at end of period (000)	$826,325	$902,670	$836,515	$721,357	$760,764
Ratios to average daily net assets:**
Expenses (%)(a)	1.13(e)	1.15	1.21	1.24	1.23(b)
Expenses, excluding reimbursements (%)(a)	1.13	1.15	1.21	1.24	1.23
Net investment income (%)	1.43	1.25	1.27	1.39	.95
Portfolio turnover (%)	54(d)	22(c)	55(d)	24	38
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $840,514,000.
(a)	Does not include acquired fund fees, if any.
(b)	Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.30% of the Fund Shares’ average daily net assets.
(c)	Reflects overall decrease in purchases and sales of securities.
(d)	Reflects overall increase in purchases and sales of securities.
(e)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 1.12% of the Fund Shares’ average daily net assets.

Prospectus  |  39

USAA CAPITAL GROWTH FUND INSTITUTIONAL SHARES
	Year Ended July 31,			Period Ended July 31,
	2019	2018	2017	2016***
Net asset value at beginning of period	$12.66	$11.70	$9.98	$10.20
Income (loss) from investment operations:
Net investment income	.23(a)	.17	.15	.14
Net realized and unrealized gain (loss)	(.55)(a)	1.20	1.71	(.24)
Total from investment operations	(.32)(a)	1.37	1.86	(.10)
Less distributions from:
Net investment income	(.17)	(.13)	(.14)	(.12)
Realized capital gains	(.78)	(.28)	—	—
Total distributions	(.95)	(.41)	(.14)	(.12)
Net asset value at end of period	$11.39	$12.66	$11.70	$9.98
Total return (%)*	(1.77)	11.84	18.79	(.99)
Net assets at end of period (000)	$110,430	$7,961	$5,762	$4,891
Ratios to average daily net assets:**
Expenses (%)(b)	1.03(f)	1.10	1.10	1.10(c)
Expenses, excluding reimbursements (%)(b)	1.03	1.21	1.47	1.48(c)
Net investment income (%)	2.04	1.38	1.38	1.57(c)
Portfolio turnover (%)	54(e)	22(d)	55(e)	24
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $57,007,000.
***	Institutional Shares commenced operations on August 7, 2015.
(a)	Calculated using average shares. For the year ended July 31, 2019, average shares were 5,036,000.
(b)	Does not include acquired fund fees, if any.
(c)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d)	Reflects overall decrease in purchases and sales of securities.
(e)	Reflects overall increase in purchases and sales of securities.
(f)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Institutional Shares to 1.10% of the Institutional Shares’ average daily net assets.

40  |  USAA Capital Growth Fund

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

36837-1219

December 1, 2019
Prospectus
USAA Growth & Income Fund
Fund Shares	Institutional Shares	Adviser Shares
USGRX	UIGIX	USGIX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Growth & Income Fund (the “Fund”) seeks capital growth with a secondary investment objective of current income.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, and Adviser Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares	Adviser Shares
None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee	0.60%[a]	0.60%[a]	0.60%[a]
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.28%	0.23%	0.38%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.89%	0.84%	1.24%
Fee Waiver/Reimbursement	None	None	(0.08%)
Total Annual Fund Operating Expenses after Reimbursement	0.89%b,[c]	0.84%b,[c]	1.16%b,[c]
(a)	Victory Capital Management Inc. (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.
(b)	The total annual operating expenses for the Fund Shares, Institutional Shares, and Adviser Shares may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund Shares, Institutional Shares, and Adviser Shares and do not include acquired fund fees and expenses.
(c)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund

Prospectus  |  1

fees and expenses, interest, taxes, and brokerage commissions) do not exceed 0.88% of the Fund Shares, 0.84% of the Institutional Shares, and 1.15% of the Adviser Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$91	$284	$493	$1,096
Inst. Shares	$86	$268	$466	$1,037
Adviser Shares	$118	$381	$669	$1,489
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management. The Fund considers equity securities to include common stocks, preferred stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (“REITs”). The Fund employs a multi-manager structure with the underlying managers

2  |  USAA Growth & Income Fund

implementing a combination of quantitative and/or fundamentally driven security selection investment processes. One of the managers focuses on companies that may exhibit attractive levels of growth while the other seeks out companies that provide a high level of dividend income with attractive levels of quality and value. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.
Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus  |  3

Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 13.76%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	17.19%	September 30, 2009
Lowest Quarter Return	-16.96%	September 30, 2011

4  |  USAA Growth & Income Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	-8.74%	6.38%	12.02%
Return After Taxes on Distributions	-10.95%	4.61%	11.01%
Return After Taxes on Distributions and Sale of Fund Shares	-3.43%	4.91%	9.99%
Institutional Shares
Return Before Taxes	-8.70%	4.88%*	N/A
Adviser Shares
Return Before Taxes	-8.98%	6.08%	10.05%*
Indexes
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	-5.24%	7.91%	13.17%
Lipper Multi-Cap Core Funds Index (reflects no deduction for taxes)	-7.72%	6.25%	12.32%
*The inception dates of the Adviser Shares and Institutional Shares are August 1, 2010, and August 7, 2015, respectively.
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.

Prospectus  |  5

The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Growth (“RS Growth”) investment franchise and its Victory Solutions platform.
Portfolio Managers
	Title	Tenure with the Fund
Scott Tracy, CFA	Chief Investment Officer, RS Growth	Since July 2019
Stephen J. Bishop	Portfolio Manager, RS Growth	Since July 2019
Melissa Chadwick-Dunn	Portfolio Manager, RS Growth	Since July 2019
Christopher Clark, CFA	Portfolio Manager, RS Growth	Since July 2019
Paul Leung, CFA	Portfolio Manager, RS Growth	Since July 2019
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since July 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since July 2019
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

6  |  USAA Growth & Income Fund

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus  |  7

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks capital growth with a secondary investment objective of current income. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management.
The Fund considers equity securities to include common stocks, preferred stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and REITs. The Fund’s investment in convertible securities will be limited to 5% of the value of the Fund’s net assets at the time these securities are purchased.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    May the Fund’s assets be invested in foreign securities?
Yes. Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
In addition to companies organized in the United States, a U.S. company includes any company organized outside of the United States but which (a) is included in an index tracking the performance of a U.S. securities market; (b) has its headquarters or principal location of operations in the United States; (c) has its primary listing on a securities exchange or market in the United States; or (d) derives a majority of revenues in the United States.

8  |  USAA Growth & Income Fund

■    How are the decisions to buy and sell securities made?
RS Growth
RS Growth employs both fundamental analysis and quantitative screening in seeking to identify companies it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on RS Growth’s expectation of the potential reward relative to risk of each security based in part on its proprietary earnings calculations.
Victory Solutions
Victory Solutions seeks to create a diversified portfolio of stocks that pay a dividend with superior dividend growth potential that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. Victory Solutions uses quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. The team allocates the Fund's exposure to these factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the Fund. Victory Solutions may engage in active and frequent trading of portfolio holdings for the portion of the Fund’s assets it manages and will sell an investment if the above-mentioned attributes are not compelling as compared to those of another investment choice.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund

Prospectus  |  9

experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been postponed until January 31, 2020. There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.
Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new

10  |  USAA Growth & Income Fund

investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital loses if the Manager is unable to sell a position at the time of the Manager’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.
REIT Investment Risk: Investing in both equity and debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. There is a risk that the Fund’s investments in real estate securities and REITs will decrease because of a decline in real estate values. Investing in global REITs may have greater risks than investing in

Prospectus  |  11

domestic REITs, which are described above in Foreign Investing Risk. Moreover, by investing in debt securities of REITs, the Fund also is subject to Credit Risk.
Additionally, REITs are dependent upon the capabilities of the REIT portfolio managers; have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
■	Computer Systems Risk: In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities

12  |  USAA Growth & Income Fund

or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (“SAI”) (the back cover of this prospectus tells you how to do this).
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. RS Investments Growth, a Victory Capital investment franchise, and its Victory Solutions platform are responsible for the day-to day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team.

Prospectus  |  13

The investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.60% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Multi-Cap Core Funds Index, which tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have been between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500® Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales per share growth value, compared to the S&P Composite 1500® Index. The performance period for Fund Shares and Adviser Shares consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period.

14  |  USAA Growth & Income Fund

Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class but did not receive a performance adjustment for either share class. For the period from July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Managers
RS Growth
Scott Tracy is Chief Investment Officer of the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Tracy began his investment career in 1997 and has been a member of the RS Growth team since 2001. Mr. Tracy holds a B.A. in history

Prospectus  |  15

from Trinity College and an M.B.A. from the University of California, Berkeley. He is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Mr. Bishop earned a B.A. from the University of Notre Dame and an M.B.A. from Harvard Business School. He has co-managed a portion of the Fund since July 2019.
Melissa Chadwick-Dunn is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Ms. Chadwick-Dunn began her investment career in 1992 and joined the RS Growth team in 2001. Ms. Chadwick-Dunn holds a B.A. in economics, an M.A. in international relations from the University of Chicago, and an M.B.A. from the Wharton School of the University of Pennsylvania. She has co-managed a portion of the Fund since July 2019.
Christopher Clark is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Clark has been a member of RS Growth Team since joining the firm in May 2007. Mr. Clark holds a B.A. in economics from the University of Virginia. Mr. Clark is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Paul Leung is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Victory Solutions
Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital and has co-managed the fund since July 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
Wasif A. Latif, Head of Investments, VictoryShares and Solutions, has co-managed the Fund since July 2019. Mr. Latif has 20 years of investment management experience, 10 of which were with AMCO, which was acquired by the Adviser’s parent company in 2019.

16  |  USAA Growth & Income Fund

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
CHANGE OF SUBADVISERS
We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by Victory Capital. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

Prospectus  |  17

TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may

18  |  USAA Growth & Income Fund

purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and through certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as an affiliated fund participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time.
Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative services.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

Prospectus  |  19

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA affiliated products.
Adviser Shares:
There is no subsequent purchase minimum for investments in Adviser Shares, but financial intermediaries may require their clients to meet different subsequent purchase requirements.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

20  |  USAA Growth & Income Fund

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

Prospectus  |  21

REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

22  |  USAA Growth & Income Fund

Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Adviser Shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders on the next business day after receipt in “proper form” as provided in the section titled Important Transaction Information. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Converting Shares
CONVERTING FROM INSTITUTIONAL SHARES TO FUND SHARES
If you no longer meet the eligibility requirements to invest in Institutional Shares (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
CONVERTING FROM ADVISER SHARES TO FUND SHARES OR INSTITUTIONAL SHARES
If you hold Adviser Shares through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Adviser Shares to Fund Shares or Institutional Shares, as applicable.
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on

Prospectus  |  23

the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.
EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

24  |  USAA Growth & Income Fund

Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.
Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256

Prospectus  |  25

Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.

26  |  USAA Growth & Income Fund

EXCESSIVE SHORT-TERM TRADING
The affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the affiliated Funds’ policies and procedures state that:
■	Each affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the affiliated Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an affiliated Fund’s NAV.
THE AFFILIATED FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The affiliated Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The affiliated

Prospectus  |  27

Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.
The affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus

28  |  USAA Growth & Income Fund

accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;

Prospectus  |  29

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
DISTRIBUTION AND SERVICE FEES
The Fund has adopted a distribution plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended, with respect to Adviser Shares. Under the Rule 12b-1 Plan, the Fund pays annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor, or such other entities as the Fund’s Board may approve (the “Payee”), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Adviser Shares and/or providing services to shareholders of Adviser Shares. Under the Rule 12b-1 Plan, such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Adviser Shares of the Fund and relating (among other things) to:
■	compensation to the Payee and its employees;
■	payment of the Payee’s expenses, including overhead and communication expenses;
■	compensation to broker-dealers, financial intermediaries, and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares;
■	printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;

30  |  USAA Growth & Income Fund

■	the preparation and distribution of sales literature and advertising materials;
■	responding to inquiries from shareholders or their financial representatives requesting information regarding the affiliated Funds; and
■	responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers and the distributor may retain part of this fee as compensation for providing these services. If the fees received by the distributor under the Rule 12b-1 Plan exceed its expenses, the distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund’s shares, the Adviser Shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Adviser Shares to investors. For additional information about the Rule 12b-1 Plan and its terms, see Multiple Class Information in the SAI.
Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Prospectus  |  31

In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments

32  |  USAA Growth & Income Fund

described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that

Prospectus  |  33

we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered

34  |  USAA Growth & Income Fund

in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays distributions of net investment income (“dividends”) quarterly. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.

Prospectus  |  35

■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to

36  |  USAA Growth & Income Fund

a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.

Prospectus  |  37

ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and Adviser Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares, Institutional Shares, and Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

38  |  USAA Growth & Income Fund

USAA GROWTH & INCOME FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$26.19	$24.25	$20.39	$22.00	$22.63
Income (loss) from investment operations:
Net investment income	.25	.19	.21	.15	.17
Net realized and unrealized gain (loss)	(.24)	3.03	3.94	(.51)	2.14
Total from investment operations	.01	3.22	4.15	(.36)	2.31
Less distributions from:
Net investment income	(.24)	(.18)	(.22)	(.14)	(.18)
Realized capital gains	(2.26)	(1.10)	(.07)	(1.11)	(2.76)
Total distributions	(2.50)	(1.28)	(.29)	(1.25)	(2.94)
Net asset value at end of period	$23.70	$26.19	$24.25	$20.39	$22.00
Total return (%)*	.89	13.59	20.49	(1.49)	10.70
Net assets at end of period (000)	$1,673,033	$1,756,259	$1,605,220	$1,380,560	$1,583,353
Ratios to average daily net assets:**
Expenses (%)(a)	.88(b)	.88	.91	.95	.93
Expenses, excluding reimbursements (%)(a)	.88	.88	.91	.95	.93
Net investment income (%)	1.04	.80	.89	.78	.66
Portfolio turnover (%)	93(c)	23	21	22	35
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $1,670,652,000.
(a)	Does not include acquired fund fees, if any.
(b)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 0.88% of the Fund Shares’ average daily net assets.
(c)	Reflects increased trading activity due to current year transition or asset allocation shift.

Prospectus  |  39

USAA GROWTH & INCOME FUND INSTITUTIONAL SHARES
	Year Ended July 31,			Period Ended July 31,
	2019	2018	2017	2016***
Net asset value at beginning of period	$26.17	$24.23	$20.38	$22.10
Income (loss) from investment operations:
Net investment income	.26	.20	.22	.16
Net realized and unrealized gain (loss)	(.24)	3.03	3.94	(.60)
Total from investment operations	.02	3.23	4.16	(.44)
Less distributions from:
Net investment income	(.25)	(.19)	(.24)	(.17)
Realized capital gains	(2.26)	(1.10)	(.07)	(1.11)
Total distributions	(2.51)	(1.29)	(.31)	(1.28)
Net asset value at end of period	$23.68	$26.17	$24.23	$20.38
Total return (%)*	.94	13.66	20.54	(1.87)
Net assets at end of period (000)	$165,137	$159,148	$139,866	$117,512
Ratios to average daily net assets:**
Expenses (%)(a)	.83(b),(e)	.84	.85	.85(c)
Expenses, excluding reimbursements (%)(a)	.83	.84	.85	.87(c)
Net investment income (%)	1.09	.85	.95	.83(c)
Portfolio turnover (%)	93(d)	23	21	22
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $156,191,000.
***	Institutional Shares commenced operations on August 7, 2015.
(a)	Does not include acquired fund fees, if any.
(b)	Prior to December 1, 2018, AMCO had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.85% of the Institutional Shares’ average daily net assets.
(c)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d)	Relects increased tracking activity due to current year transition or asset allocation shift.
(e)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Institutional Shares to 0.84% of the Institutional Shares’ average daily net assets.

40  |  USAA Growth & Income Fund

USAA GROWTH & INCOME FUND ADVISER SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$26.10	$24.17	$20.32	$21.93	$22.56
Income (loss) from investment operations:
Net investment income	.19	.12	.15	.10	.10
Net realized and unrealized gain (loss)	(.25)	3.02	3.91	(.50)	2.14
Total from investment operations	(.06)	3.14	4.06	(.40)	2.24
Less distributions from:
Net investment income	(.17)	(.11)	(.14)	(.10)	(.11)
Realized capital gains	(2.26)	(1.10)	(.07)	(1.11)	(2.76)
Total distributions	(2.43)	(1.21)	(.21)	(1.21)	(2.87)
Net asset value at end of period	$23.61	$26.10	$24.17	$20.32	$21.93
Total return (%)*	.62	13.28	20.10	(1.72)	10.40
Net assets at end of period (000)	$9,912	$10,858	$9,987	$8,332	$9,098
Ratios to average daily net assets:**
Expenses (%)(a)	1.15(e)	1.17(b)	1.20	1.20	1.22(c)
Expenses, excluding reimbursements (%)(a)	1.23	1.20	1.24	1.28	1.27
Net investment income (%)	.77	.52	.60	.53	.37
Portfolio turnover (%)	93(d)	23	21	22	35
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $9,974,000.
(a)	Does not include acquired fund fees, if any.
(b)	Prior to December 1, 2017, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.20% of the Adviser Shares’ average daily net assets.
(c)	Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares’ average daily net assets.
(d)	Reflects increased trading activity due to current year transition or asset allocation shift.
(e)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Adviser Shares to 1.15% of the Adviser Shares’ average daily net assets.

Prospectus  |  41

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

23453-1219

December 1, 2019
Prospectus
USAA Growth Fund
Fund Shares	Institutional Shares
USAAX	UIGRX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Growth Fund (the “Fund”) seeks long-term growth of capital.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and Institutional Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares
None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee	0.65%[a]	0.65%[a]
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.27%	0.23%
Total Annual Fund Operating Expenses	0.92%b,[c]	0.88%b,[c]
(a)	Victory Capital Management Inc. (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.
(b)	The expense information in the table has been restated to reflect current fees.
(c)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.92% of the Fund Shares and 0.88% of the Institutional Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Prospectus  |  1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$94	$293	$509	$1,131
Inst. Shares	$90	$281	$488	$1,084
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund invests its assets primarily in a diversified portfolio of equity securities selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. The Fund employs a multi-manager structure with the underlying managers implementing fundamentally driven security selection investment processes that focus on companies exhibiting high levels of growth. The Fund may also invest in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when it is believed that these securities will offer a good prospect for appreciation.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.

2  |  USAA Growth Fund

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Sector Risk – To the extent the Fund invests in one or more sectors, such as the information technology sector, it is subject to the risks faced by these companies, such as intense competition and potentially rapid product obsolescence. Information technology companies also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those

Prospectus  |  3

of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 16.85%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	13.99%	March 31, 2012
Lowest Quarter Return	-15.09%	September 30, 2011
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns

4  |  USAA Growth Fund

shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	-4.40%	9.63%	13.94%
Return After Taxes on Distributions	-7.03%	7.96%	13.04%
Return After Taxes on Distributions and Sale of Fund Shares	-0.56%	7.49%	11.70%
Institutional Shares
Return Before Taxes	-4.33%	9.71%	14.03%
Indexes
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	-1.51%	10.40%	15.28%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)	-0.47%	8.98%	14.08%
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s NewBridge Asset Management (“NewBridge”) and RS Investments Growth (“RS Growth”) investment franchises and its Victory Solutions platform. Renaissance Investment Management (“Renaissance”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serve as subadvisers to manage all or a portion of the Fund.

Prospectus  |  5

Portfolio Managers
	Title	Tenure with the Fund
Eric F. Maronak	Chief Investment Officer, NewBridge	Since July 2019
Jason E. Dahl, CFA	Senior Portfolio Manager/Analyst, NewBridge	Since July 2019
Scott R. Kefer, CFA	Senior Portfolio Manager/Analyst, NewBridge	Since July 2019
Michael B. Koskuba	Senior Portfolio Manager/Analyst, NewBridge	Since July 2019
Scott Tracy, CFA	Chief Investment Officer, RS Growth	Since July 2019
Stephen J. Bishop	Portfolio Manager, RS Growth	Since July 2019
Melissa Chadwick-Dunn	Portfolio Manager, RS Growth	Since July 2019
Christopher Clark, CFA	Portfolio Manager, RS Growth	Since July 2019
Paul Leung, CFA	Portfolio Manager, RS Growth	Since July 2019
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since July 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since July 2019
Aziz V. Hamzaogullari, CFA	Chief Investment Officer and founder of the Growth Equity Strategies Team, Loomis Sayles	Since 2010
Michael E. Schroer, CFA	Managing Partner & Chief Investment Officer, Renaissance	Since 2007
Andy Eng, CFA	Senior Research Analyst, Renaissance	Since October 2016
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50

6  |  USAA Growth Fund

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus  |  7

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks long-term growth of capital. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund invests its assets primarily in a diversified portfolio of equity securities selected for their growth potential.
The Fund’s assets also may be invested in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when it is believed that these securities will offer a good prospect for appreciation. However, the Fund’s investment in convertible securities is limited to 5% of the value of the Fund’s net assets at the time these securities are purchased.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    May the Fund’s assets be invested in foreign securities?
Yes. Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
■    How are the decisions to buy and sell securities made?
NewBridge
In making investment decisions for the Fund, NewBridge will invest the Fund’s assets allocated to it in stocks of approximately 25-35 companies that have exhibited faster-than-average earnings growth over the past few years and are expected to continue to show high levels of earnings growth. From time to time, NewBridge may focus its investments in companies in one or more economic sectors, including the information technology sector.

8  |  USAA Growth Fund

RS Growth
RS Growth employs both fundamental analysis and quantitative screening in seeking to identify companies it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on RS Growth’s expectation of the potential reward relative to the risk of each security based in part on its proprietary earnings calculations.
Victory Solutions
In making investment decisions for the Fund, Victory Solutions will invest the Fund’s assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund’s other investment managers, Victory Solutions will customize its portion of the Fund’s assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund’s investment objective and/or risk mitigation.
Loomis Sayles
Loomis Sayles is an active manager with a long-term, private equity approach to investing. Through their proprietary bottom-up research approach, the goal is to invest in those few high-quality businesses with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles believes that investing is ultimately an art, not a science. The team looks to invest in companies when they trade at a significant discount to intrinsic value. The team strives to invest in these companies when they believe there is an inefficiency (i.e., a discount) between the long-term fundamentals and expectations embedded in the current market price. This inefficiency may arise as investors overreact to short-term, non-secular events, underestimate or misunderstand long-term growth potential, or when momentum and short-term focus may create a disconnect between the market price and long-term fundamentals of a business. Although the team may study dozens of companies, they may only invest in a select few each year given the rare confluence of quality, sustainable growth, and a discount to the team’s estimate of the intrinsic value for the underlying business. As a result of this rigorous approach, it is a selective, high-conviction portfolio. The nature of Loomis Sayles’ investment process leads to a lower turnover product where sector positioning is the result of bottom-up stock selection.
Loomis Sayles will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment

Prospectus  |  9

assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, when the Fund must meet redemptions, or for other investment reasons that the portfolio manager deems appropriate.
Renaissance
Renaissance constructs a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. Quantitative models are the cornerstone of their processes and are designed to identify mid- and large-market-capitalization companies with above-average historical rates of profitability and strong financial characteristics.
Renaissance’s investment process consists of these three distinct stages:
Profitability and Financial Strength Analysis: The stock selection process begins with a universe of the 1,000 largest U.S. companies. This universe is then screened to identify those companies with above average historical rates of profitability and strong financial characteristics. This initial screening process highlights only those companies with successful business records and strong operating results.
Score and Rank Opportunities: Typically, Renaissance then has approximately 600-700 companies that are given further consideration. These companies are subjected to a rigorous quantitative scoring process whereby each is analyzed and ranked based on historical growth, future earnings expectations, and valuation. The end result of this analysis is a composite ranking. Only the top 20% of companies in this composite ranking are eligible for further review.
Qualitative Analysis: At this point, the analysis becomes purely qualitative. Renaissance’s analysts examine each company ranked in the top 20% reviewing its fundamentals, business momentum, and management strategy, as well as many other factors. Renaissance utilizes outside research sources as well as its own analysis in this screening process. Only the most attractive companies based on this further qualitative review are then selected for client portfolios. The scoring process also serves as a very effective sell discipline. Any issue falling below the top 40%, based on the scoring process, is a potential sale candidate. This discipline results in companies being sold in favor of more attractively ranked companies.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

10  |  USAA Growth Fund

Risks
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been postponed until January 31, 2020.

Prospectus  |  11

There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.
Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Large-Capitalization Company Risk: Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively.

12  |  USAA Growth Fund

Mid-Capitalization Company Risk: Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
REIT Investment Risk: Investing in both equity and debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. There is a risk that the Fund’s investments in real estate securities and REITs will decrease because of a decline in real estate values. Investing in global REITs may have greater risks than investing in domestic REITs, which are described above in Foreign Investing Risk. Moreover, by investing in debt securities of REITs, the Fund also is subject to Credit Risk.
Additionally, REITs are dependent upon the capabilities of the REIT portfolio managers; have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Sector Risk: The Fund is subject to sector risk. The returns from a specific type of security may trail returns from other asset classes or the overall market. For example, the stocks that make up the index currently are heavily weighted in the technology sectors. Technology companies may be particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services, and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets, and financial and managerial resources. High volatility or poor performance of the sectors will directly affect the Fund’s performance. Sectors will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Small-Capitalization Company Risk: Small-capitalization company risk is the risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-

Prospectus  |  13

capitalization companies may be more vulnerable than larger companies to adverse business or economic developments. Small-capitalization companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-capitalization companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
■	Computer Systems Risk: In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may

14  |  USAA Growth Fund

request a copy of the Fund's statement of additional information (SAI) (the back cover of this prospectus tells you how to do this).
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. NewBridge Asset Management and RS Investments Growth, which are Victory Capital investment franchises, and its Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team. As stated further below, the Adviser also has retained subadvisers to manage all or a portion of the Fund.
The Fund’s investment management is fee comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.65% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the

Prospectus  |  15

performance period of the respective share class relative to the performance of the Lipper Large-Cap Growth Funds Index, which tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category. This category includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period.
Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class and a performance adjustment that decreased the base investment management fee of 0.65% by (0.02)% for the Fund Shares and (0.03)% for the Institutional Shares. For the

16  |  USAA Growth Fund

period from July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions.
INVESTMENT SUBADVISER(S)
The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for determining how the Fund’s assets should be allocated to the subadviser(s). The allocation for a subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.
The Adviser has entered into Investment Subadvisory Agreements with Loomis Sayles and Renaissance, under which Loomis Sayles and Renaissance each provide day-to-day discretionary management of a portion of the Fund’s assets attributed to them in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and the Adviser. Loomis Sayles and Renaissance are compensated directly by the Adviser and not by the Fund.
Loomis Sayles is a Delaware limited partnership owned by Natixis Investment Managers, L.P. (formerly Natixis Global Asset Management, L.P.) (“Natixis LP”) Natixis LP is part of Natixis Investment Managers (formerly Natixis Global Asset Management), an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second-largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’ Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Prospectus  |  17

Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high-net-worth, and mutual fund clients for more than 80 years and as of September 30, 2019, managed more than $286 billion in client assets.
Renaissance Investment Management, located at 50 E. River Center Boulevard, Suite 1200, Covington, Kentucky 41011, is an investment advisor that has specialized in growth equity management since 1978. Renaissance is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. As of September 30, 2019, Renaissance had $3.5 billion in assets under management.
Portfolio Managers
NewBridge
Erick F. Maronak is the Chief Investment Officer of NewBridge and has been associated with Victory Capital or an affiliate since 1999. He has co-managed a portion of the Fund since July 2019.
Jason E. Dahl is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. Mr. Dahl is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Scott R. Kefer is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. Mr. Kefer is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Michael B. Koskuba is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. He has co-managed a portion of the Fund since July 2019.
RS Growth
Scott Tracy is Chief Investment Officer of the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Tracy began his investment career in 1997 and has been a member of the RS Growth team since 2001. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California, Berkeley. He is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Mr. Bishop earned a B.A. from the University

18  |  USAA Growth Fund

of Notre Dame and an M.B.A. from Harvard Business School. He has co-managed a portion of the Fund since July 2019.
Melissa Chadwick-Dunn is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Ms. Chadwick-Dunn began her investment career in 1992 and joined the RS Growth team in 2001. Ms. Chadwick-Dunn holds a B.A. in economics, an M.A. in international relations from the University of Chicago, and an M.B.A. from the Wharton School of the University of Pennsylvania. She has co-managed a portion of the Fund since July 2019.
Christopher Clark is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Clark has been a member of RS Growth Team since joining the firm in May 2007. Mr. Clark holds a B.A. in economics from the University of Virginia. Mr. Clark is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Paul Leung is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Victory Solutions
Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital and has co-managed the Fund since July 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
Wasif A. Latif, Head of Investments, VictoryShares and Solutions, has co-managed the Fund since July 2019. Mr. Latif has 20 years of investment management experience, 10 of which were with AMCO, which was acquired by the Adviser’s parent company in 2019.
Loomis Sayles
Aziz V. Hamzaogullari, CFA, Chief Investment Officer of the Growth Equity Strategies Team at Loomis Sayles, began managing a portion of the Fund in 2010, when he joined the company. He has over 26 years of investment management industry experience. Education: B.S. in management, Bilkent University, Turkey; and M.B.A., George Washington University.

Prospectus  |  19

Renaissance
Michael E. Schroer, CFA, Managing Partner & Chief Investment Officer, has 36 years of investment experience and has been with Renaissance since 1984. He has co-managed a portion of the Fund since 2007. As Chief Investment Officer and Managing Partner for Renaissance, Mr. Schroer supervises the management and direction of the firm’s investment research efforts as well as determining overall portfolio strategy. He is the Lead Portfolio Manager for the large-cap growth strategy at Renaissance. Education: B.A., University of Cincinnati; and M.B.A., Indiana University Graduate School of Business.
Andy Eng, CFA, Senior Research Analyst, began managing a portion of the Fund in October 2016, when he joined the large-cap growth team of Renaissance. His has over 23 years of investment experience, the past 19 years as a portfolio manager with Northwestern Mutual Investment Management Company. Education: B.S., University of Illinois; and M.B.A., Washington University.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
CHANGE OF SUBADVISERS
We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by Victory Capital. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account

20  |  USAA Growth Fund

transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the ”Code“). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.

Prospectus  |  21

Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and through certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as an affiliated fund participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by

22  |  USAA Growth Fund

the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA affiliated products.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing

Prospectus  |  23

Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

24  |  USAA Growth Fund

REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

Prospectus  |  25

Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Converting Shares
CONVERTING FROM INSTITUTIONAL SHARES TO FUND SHARES
If you no longer meet the eligibility requirements to invest in Institutional Shares (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.

26  |  USAA Growth Fund

EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.

Prospectus  |  27

Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256
Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good

28  |  USAA Growth Fund

order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
EXCESSIVE SHORT-TERM TRADING
The affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the affiliated Funds’ policies and procedures state that:
■	Each affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the affiliated Fund. Fair value pricing is used to adjust for

Prospectus  |  29

“stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an affiliated Fund’s NAV.
THE AFFILIATED FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The affiliated Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account

30  |  USAA Growth Fund

and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.
The affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

Prospectus  |  31

OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

32  |  USAA Growth Fund

Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about

Prospectus  |  33

the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

34  |  USAA Growth Fund

Equity securities, including exchange-traded funds (”ETFs“), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s) will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.

Prospectus  |  35

Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays distributions of net investment income (“dividends”) annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date.

36  |  USAA Growth Fund

You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.

Prospectus  |  37

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

38  |  USAA Growth Fund

■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Prospectus  |  39

Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Institutional Shares for the Fund over the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares and Institutional Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

40  |  USAA Growth Fund

USAA GROWTH FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$32.15	$28.65	$25.53	$25.91	$23.62
Income from investment operations:
Net investment income	.12	.07	.09	.10	.28
Net realized and unrealized gain	2.80	4.18	4.31	1.19	3.73
Total from investment operations	2.92	4.25	4.40	1.29	4.01
Less distributions from:
Net investment income	(.09)	(.05)	(.05)	(.11)	(.28)
Realized capital gains	(3.44)	(.70)	(1.23)	(1.56)	(1.44)
Total distributions	(3.53)	(.75)	(1.28)	(1.67)	(1.72)
Net asset value at end of period	$31.54	$32.15	$28.65	$25.53	$25.91
Total return (%)*	10.90	14.99	18.04	5.25	17.50
Net assets at end of period (000)	$1,676,470	$1,581,693	$1,375,305	$1,143,344	$1,262,075
Ratios to average daily net assets:**
Expenses (%)(a),(b)	.90(e)	.97	1.09	1.11	1.08(c)
Expenses, excluding reimbursements (%)(a),(b)	.90	.97	1.09	1.11	1.11
Net investment income (%)	.41	.33	.36	.36	.25
Portfolio turnover (%)	70(d)	19	17	18	31
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $1,582,660,000.
(a)	Does not include acquired fund fees, if any.
(b)	Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c)	Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares’ average daily net assets.
(d)	Reflects increased trading activity due to current year transition or asset allocation shift.
(e)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 0.92% of the Fund Shares’ average daily net assets.

Prospectus  |  41

USAA GROWTH FUND INSTITUTIONAL SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$32.08	$28.59	$25.48	$25.86	$23.57
Income from investment operations:
Net investment income	.15	.09	.12	.15	.30
Net realized and unrealized gain	2.78	4.18	4.30	1.16	3.72
Total from investment operations	2.93	4.27	4.42	1.31	4.02
Less distributions from:
Net investment income	(.10)	(.08)	(.08)	(.13)	(.29)
Realized capital gains	(3.44)	(.70)	(1.23)	(1.56)	(1.44)
Total distributions	(3.54)	(.78)	(1.31)	(1.69)	(1.73)
Net asset value at end of period	$31.47	$32.08	$28.59	$25.48	$25.86
Total return (%)*	10.94	15.07	18.14	5.34	17.57
Net assets at end of period (000)	$1,083,799	$1,324,054	$1,299,751	$1,012,360	$865,996
Ratios to average daily net assets:**
Expenses (%)(a),(b)	.85(d)	.92	1.01	1.02	1.01
Expenses, excluding reimbursements (%)(a),(b)	.85	.92	1.01	1.02	1.01
Net investment income (%)	.47	.39	.43	.47	.31
Portfolio turnover (%)	70(c)	19	17	18	31
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $1,154,252,000.
(a)	Does not include acquired fund fees, if any.
(b)	Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c)	Reflects increased trading activity due to current year transition or asset allocation shift.
(d)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Institutional Shares to 0.88% of the Institutional Shares’ average daily net assets.

42  |  USAA Growth Fund

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

23452-1219

December 1, 2019
Prospectus
USAA Income Fund
Fund Shares	Institutional Shares	Adviser Shares	R6 Shares
USAIX	UIINX	UINCX	URIFX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Income Fund (the “Fund”) seeks maximum current income without undue risk to principal.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares	Adviser Shares	R6 Shares
None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares	R6 Shares
Management Fee	0.24%[a]	0.24%[a]	0.24%[a]	0.24%[a]
Distribution and/or Service (12b-1) Fees	None	None	0.25%	None
Other Expenses	0.29%	0.22%	0.29%	0.19%
Total Annual Fund Operating Expenses	0.53%[b]	0.46%[b]	0.78%[b]	0.43%
Fee Waiver/Reimbursement	(0.01%)	None	(0.01%)	(0.04%)
Total Annual Fund Operating Expenses after Reimbursement	0.52%[c]	0.46%[c]	0.77%[c]	0.39%[c]
(a)	Victory Capital Management Inc. (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.
(b)	The expense information in the table has been restated to reflect current fees.
(c)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.52% of the Fund Shares, 0.46% of the Institutional Shares, 0.77% of the Adviser Shares, and 0.39% of the R6 Shares, through at

Prospectus  |  1

least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$53	$168	$295	$663
Inst. Shares	$47	$148	$258	$579
Adviser Shares	$79	$248	$432	$965
R6 Shares	$40	$132	$234	$536
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund invests its assets primarily in U.S. dollar-denominated fixed-income securities that have been selected for their high yields relative to the risk involved. The fixed-income securities in which the Fund invests include obligations of U.S., state, and local governments, and their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; and repurchase agreements. The Fund also may invest in income-producing common stock, preferred securities, and other securities believed to have debt-like characteristics.

2  |  USAA Income Fund

The Fund may invest up to 65% of its assets in corporate bonds. The Fund may invest up to 20% of its assets in foreign securities, including non-dollar-denominated securities and emerging markets securities. The Fund will invest primarily in investment-grade securities but also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred as high-yield or “junk” bonds. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated in one of the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated. Such securities are measured at the time of purchase.
The Fund may use derivatives, such as futures, options, and swaps, to increase or decrease its exposure to changing security prices or other factors that affect security values, to seek to enhance income, to protect the value of portfolio securities, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Interest Rate Risk – Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Prospectus  |  3

High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time.
Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Liquidity Risk – The Fund is subject to liquidity risk, which is the risk that the Fund’s investments generally may not be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities. The market for lower-quality debt securities generally is less liquid than the market for higher-quality debt securities. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality debt securities do not trade frequently; however, when they do trade, the trade price may be substantially higher or lower than expected.
Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more

4  |  USAA Income Fund

sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
U.S. Government Sponsored Enterprises (“GSEs”) Risk – While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If such a GSE were to default on its obligations, the Fund might not be able to recover its investment.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchanged-traded funds (“ETFs”), or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus  |  5

Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has four classes of shares: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 10.27%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	8.29%	June 30, 2009
Lowest Quarter Return	-2.68%	December 31, 2016

6  |  USAA Income Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	-1.37%	2.92%	5.49%
Return After Taxes on Distributions	-2.74%	1.41%	3.91%
Return After Taxes on Distributions and Sale of Fund Shares	-0.80%	1.57%	3.66%
Institutional Shares
Return Before Taxes	-1.30%	2.98%	5.62%
Adviser Shares
Return Before Taxes	-1.51%	2.67%	3.27%*
R6 Shares
Return Before Taxes	-1.21%	2.53%*	N/A
Indexes
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.01%	2.52%	3.48%
Lipper A Rated Bond Funds Index (reflects no deduction for taxes)	-1.86%	3.53%	5.14%
* The inception dates of the Adviser Shares and the R6 Shares are August 1, 2010, and December 1, 2016, respectively.
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.

Prospectus  |  7

The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.
Portfolio Managers
	Title	Tenure with the Fund
Julianne Bass, CFA	Senior Portfolio Manager	Since 2012
Brian W. Smith, CFA, CPA	Senior Portfolio Manager	Since 2013
John Spear, CFA	Senior Portfolio Manager	Since November 2016
Kurt Daum, J.D.	Senior Portfolio Manager	Since November 2016
James F. Jackson Jr., CFA	Senior Portfolio Manager	Since July 2019
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since July 2019
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business.

8  |  USAA Income Fund

The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.
R6 Shares:
R6 Shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. There is no minimum initial investment amount or minimum subsequent investment for R6 Shares. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus  |  9

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks maximum current income without undue risk to principal. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund invests its assets primarily in U.S. dollar-denominated fixed-income securities that have been selected for their high yields relative to the risk involved. The fixed-income securities in which the Fund invests include obligations of U.S., state, and local governments, and their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; and repurchase agreements. The Fund also may invest in income-producing common stock, preferred securities, and other securities believed to have debt-like characteristics.
The Fund may invest up to 65% of its assets in corporate bonds. The Fund may invest up to 20% of its assets in foreign securities, including non-dollar-denominated securities and emerging markets securities. The Fund will invest primarily in investment-grade securities but also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated in one of the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated. Such securities are measured at the time of purchase.
The Fund may use derivatives, such as futures, options, and swaps, to increase or decrease its exposure to changing security prices or other factors that affect security values, to seek to enhance income, to protect the value of portfolio securities, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.

10  |  USAA Income Fund

■    How are the decisions to buy and sell securities made?
We search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by analyzing the interaction of these factors among the securities available in the market. We will sell a security if we believe that it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We may also sell a security if we are forced by market factors to raise money, or if we determine that an attractive replacement security is available. For equity securities, we select individual dividend-paying stocks when their dividend yields are close to bond yields, which implies undervaluation. We will sell such securities when their yields return to a normal relationship versus bonds through price appreciation.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Mortgage-backed securities are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
Asset-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund, this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This

Prospectus  |  11

can reduce the returns of the Fund because it may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities also may be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.
Asset-backed security values also may be affected by other factors including the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.
If the Fund purchases asset-backed or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults generally is higher in the case of mortgage pools that include such subprime mortgages. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s net asset value (“NAV”) and total return adversely during the time the Fund holds these securities.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All

12  |  USAA Income Fund

fixed-income securities varying from the highest quality to the very speculative have some degree of credit risk. The Fund accepts some credit risk as a recognized means to enhance investors’ return. To the extent the Fund invests in government securities, credit risk will be limited.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that interest or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. We attempt to minimize the Fund’s overall credit risk by primarily investing in fixed-income securities considered at least investment grade at the time of purchase. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.
Currency Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, proposed and current regulation may limit the

Prospectus  |  13

Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019;

14  |  USAA Income Fund

however, that deadline has been postponed until January 31, 2020. There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.
U.S. Government Sponsored Enterprises (“GSEs”) Risk: While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. Therefore, if such a GSE were to default on its obligations, the Fund might not be able to recover its investment. GSEs also may be subject to Credit Risk and Interest Rate Risk. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.
High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV

Prospectus  |  15

could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.
Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.

16  |  USAA Income Fund

Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
The Fed’s policy changes and related market speculation as to the timing of potential interest rate increases may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline.
Legislative Risk: The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital loses if the Manager is unable to sell a position at the time of the Manager’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have

Prospectus  |  17

experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk:  The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.
Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates.
On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Repurchase Agreement Risk: Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund, in that a defaulting counterparty could delay or prevent the Fund’s recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines,

18  |  USAA Income Fund

the Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
■	Computer Systems Risk: In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Prospectus  |  19

ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (“SAI”) (the back cover of this prospectus tells you how to do this).
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, A Victory Capital Investment Franchise, is responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.24% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the

20  |  USAA Income Fund

performance period of the respective share class relative to the performance of the Lipper A Rated Bond Funds Index, which tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper A Rated Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period.
Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class and a performance adjustment that increased the base investment management fee of 0.24% by 0.02% for the Fund Shares and Institutional Shares, by less than 0.01% for the R6 Shares, and decreased the based investment management fee by (0.01)% for the Adviser Shares. For the period from July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may

Prospectus  |  21

voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions for all share classes other than R6 Shares.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Managers
Julianne Bass, CFA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2012. Ms. Bass has 32 years of investment management experience including 20 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Brian W. Smith, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2013. Mr. Smith has 20 years of investment management experience including 34 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at San Antonio. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
John Spear, CFA, Victory Capital Senior Portfolio Manager and Chief Investment Officer–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since November 2016. He has 33 years

22  |  USAA Income Fund

of investment management experience including 22 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., Western Illinois University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Kurt Daum, J.D., Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since November 2016. Mr. Daum has 18 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.
James F. Jackson, CFA, Victory Capital Senior Portfolio Manager and Head of Fixed Income Portfolio Management–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since July 2019. Mr. Jackson has 19 years of investment management experience including 10 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan and a B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
R. Neal Graves, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since July 2019 . Mr. Graves has 25 years of finance related experience including 19 years of investment management experience with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: Master in Professional Accounting, University of Texas at Austin and a B.B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take

Prospectus  |  23

certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold.

24  |  USAA Income Fund

To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and through certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as an affiliated fund participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time.
Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative services.

Prospectus  |  25

R6 Shares:
The R6 Shares are a separate share class of the Fund and are not a separate mutual fund. The R6 Shares are available for investment by participants in certain employer-sponsored retirement plans. R6 Shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.
Retirement plans eligible for the R6 Shares include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the investment provider). The R6 Shares also are available to endowment funds and foundations, if approved by the Fund’s distributor.
The R6 Shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

26  |  USAA Income Fund

Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
R6 Shares:
There is no minimum initial investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA affiliated products.
Adviser Shares:
There is no subsequent purchase minimum for investments in Adviser Shares, but financial intermediaries may require their clients to meet different subsequent purchase requirements.
R6 Shares:
There is no subsequent purchase minimum for investments in R6 Shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their

Prospectus  |  27

customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

28  |  USAA Income Fund

REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

Prospectus  |  29

Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Adviser Shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders on the next business day after receipt in “proper form” as provided in the section titled Important Transaction Information. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
R6 Shares:
R6 Shares generally may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Shareholders of R6 Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request, prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), in “proper form,” as provided in the section titled Important Transaction Information. The redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowment funds) for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

30  |  USAA Income Fund

Converting Shares
CONVERTING FROM INSTITUTIONAL SHARES TO FUND SHARES
If you no longer meet the eligibility requirements to invest in Institutional Shares (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
CONVERTING FROM ADVISER SHARES TO FUND SHARES OR INSTITUTIONAL SHARES
If you hold Adviser Shares through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Adviser Shares to Fund Shares or Institutional Shares, as applicable.
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.

Prospectus  |  31

EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.

32  |  USAA Income Fund

Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256
Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good

Prospectus  |  33

order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
EXCESSIVE SHORT-TERM TRADING
The affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the affiliated Funds’ policies and procedures state that:
■	Each affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the affiliated Fund. Fair value pricing is used to adjust for

34  |  USAA Income Fund

“stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an affiliated Fund’s NAV.
THE AFFILIATED FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The affiliated Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account

Prospectus  |  35

and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.
The affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

36  |  USAA Income Fund

OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of R6 Shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Fund does not pay any service, distribution, or administrative fees to financial intermediaries for R6 Shares. As a result, the R6 Shares pay lower fees. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

Prospectus  |  37

DISTRIBUTION AND SERVICE FEES
The Fund has adopted a distribution plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended, with respect to Adviser Shares. Under the Rule 12b-1 Plan, the Fund pays annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor, or such other entities as the Fund’s Board may approve (the “Payee”), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Adviser Shares and/or providing services to shareholders of Adviser Shares. Under the Rule 12b-1 Plan, such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Adviser Shares of the Fund and relating (among other things) to:
■	compensation to the Payee and its employees;
■	payment of the Payee’s expenses, including overhead and communication expenses;
■	compensation to broker-dealers, financial intermediaries, and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares;
■	printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
■	the preparation and distribution of sales literature and advertising materials;
■	responding to inquiries from shareholders or their financial representatives requesting information regarding the affiliated Funds; and
■	responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers and the distributor may retain part of this fee as compensation for providing these services. If the fees received by the distributor under the Rule 12b-1 Plan exceed its expenses, the distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund’s shares, the Adviser Shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Adviser Shares to investors. For additional information about the Rule 12b-1 Plan and its terms, see Multiple Class Information in the SAI.

38  |  USAA Income Fund

Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about

Prospectus  |  39

the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on R6 Shares.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide

40  |  USAA Income Fund

variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

Prospectus  |  41

Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays distributions of net investment income dividends monthly. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per

42  |  USAA Income Fund

share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.

Prospectus  |  43

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

44  |  USAA Income Fund

■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Prospectus  |  45

Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

46  |  USAA Income Fund

USAA INCOME FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$12.68	$13.20	$13.40	$12.99	$13.28
Income (loss) from investment operations:
Net investment income	.45	.45	.44	.47	.47
Net realized and unrealized gain (loss)	.60	(.51)	(.20)	.40	(.27)
Total from investment operations	1.05	(.06)	.24	.87	.20
Less distributions from:
Net investment income	(.45)	(.44)	(.44)	(.46)	(.46)
Realized capital gains	(.00)(a)	(.02)	—	—	(.01)
Tax return of capital	—	—	—	—	(.02)
Total distributions	(.45)	(.46)	(.44)	(.46)	(.49)
Net asset value at end of period	$13.28	$12.68	$13.20	$13.40	$12.99
Total return (%)*	8.50	(.47)	1.91	6.88	1.45
Net assets at end of period (000)	$3,214,507	$3,055,739	$3,617,550	$3,394,088	$3,544,344
Ratios to average daily net assets:**
Expenses (%)(b)	.55(c)	.52	.49	.51	.53
Expenses, excluding reimbursements (%)(b)	.55	.52	.49	.51	.53
Net investment income (%)	3.49	3.40	3.40	3.61	3.36
Portfolio turnover (%)	13	8	9	11	10
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $3,050,475,000.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 0.52% of the Fund Shares’ average daily net assets.

Prospectus  |  47

USAA INCOME FUND INSTITUTIONAL SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$12.67	$13.19	$13.39	$12.99	$13.28
Income (loss) from investment operations:
Net investment income	.45	.44	.45	.48	.49
Net realized and unrealized gain (loss)	.61	(.50)	(.20)	.39	(.28)
Total from investment operations	1.06	(.06)	.25	.87	.21
Less distributions from:
Net investment income	(.46)	(.44)	(.45)	(.47)	(.47)
Realized capital gains	(.00)(a)	(.02)	—	—	(.01)
Tax return of capital	—	—	—	—	(.02)
Total distributions	(.46)	(.46)	(.45)	(.47)	(.50)
Net asset value at end of period	$13.27	$12.67	$13.19	$13.39	$12.99
Total return (%)*	8.58	(.41)	1.97	6.89	1.51
Net assets at end of period (000)	$5,048,203	$4,629,713	$3,644,795	$3,114,810	$2,227,221
Ratios to average daily net assets:**
Expenses (%)(b)	.48(c)	.47	.43	.44	.46
Expenses, excluding reimbursements (%)(b)	.48	.47	.43	.44	.46
Net investment income (%)	3.56	3.46	3.45	3.66	3.43
Portfolio turnover (%)	13	8	9	11	10
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $4,765,022,000.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Institutional Shares to 0.46% of the Institutional Shares’ average daily net assets.

48  |  USAA Income Fund

USAA INCOME FUND ADVISER SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$12.65	$13.16	$13.36	$12.96	$13.25
Income (loss) from investment operations:
Net investment income	.42	.41	.42	.44	.44
Net realized and unrealized gain (loss)	.59	(.49)	(.21)	.38	(.27)
Total from investment operations	1.01	(.08)	.21	.82	.17
Less distributions from:
Net investment income	(.42)	(.41)	(.41)	(.42)	(.43)
Realized capital gains	(.00)(a)	(.02)	—	—	(.01)
Tax return of capital	—	—	—	—	(.02)
Total distributions	(.42)	(.43)	(.41)	(.42)	(.46)
Net asset value at end of period	$13.24	$12.65	$13.16	$13.36	$12.96
Total return (%)*	8.20	(.61)	1.67	6.53	1.23
Net assets at end of period (000)	$95,026	$105,072	$130,912	$171,518	$222,494
Ratios to average daily net assets:**
Expenses (%)(b)	.77(d)	.74	.72	.77	.79(c)
Expenses, excluding reimbursements (%)(b)	.77	.74	.72	.77	.79
Net investment income (%)	3.28	3.18	3.17	3.36	3.10
Portfolio turnover (%)	13	8	9	11	10
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $97,302,000.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares’ average daily net assets.
(d)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Adviser Shares to 0.77% of the Adviser Shares’ average daily net assets.

Prospectus  |  49

USAA INCOME FUND R6 SHARES
	Year Ended July 31,		Period Ended July 31,
	2019	2018	2017***
Net asset value at beginning of period	$12.67	$13.19	$12.83
Income (loss) from investment operations:
Net investment income	.47	.45	.30
Net realized and unrealized gain (loss)	.60	(.49)	.36
Total from investment operations	1.07	(.04)	.66
Less distributions from:
Net investment income	(.47)	(.46)	(.30)
Realized capital gains	(.00)(a)	(.02)	–
Total distributions	(.47)	(.48)	(.30)
Net asset value at end of period	$13.27	$12.67	$13.19
Total return (%)*	8.68	(.32)	5.22
Net assets at end of period (000)	$20,840	$18,874	$5,142
Ratios to average daily net assets:**
Expenses (%)(b)	.39(d)	.39	.39(c)
Expenses, excluding reimbursements (%)(b)	.43	.58	.99(c)
Net investment income (%)	3.65	3.56	3.50(c)
Portfolio turnover (%)	13	8	9
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $18,951,000.
***	R6 Shares commenced operations on December 1, 2016.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the R6 Shares to 0.39% of the R6 Shares’ average daily net assets.

50  |  USAA Income Fund

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

23455-1219

December 1, 2019
Prospectus
USAA Income Stock Fund
Fund Shares	Institutional Shares	R6 Shares
USISX	UIISX	URISX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Income Stock Fund (the “Fund”) seeks current income with the prospect of increasing dividend income and the potential for capital appreciation.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, and R6 Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares	R6 Shares
None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	R6 Shares
Management Fee	0.50%[a]	0.50%[a]	0.50%[a]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.25%	0.23%	0.23%
Total Annual Fund Operating Expenses	0.75%	0.73%	0.73%
Fee Waiver/Reimbursement	None	(0.01%)	(0.08%)
Total Annual Fund Operating Expenses after Reimbursement	0.75%[b]	0.72%[b]	0.65%[b]
(a)	Victory Capital Management Inc. (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.
(b)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.76% of the Fund Shares, 0.72% of the Institutional Shares, and 0.65% of the R6 Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

Prospectus  |  1

The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$77	$240	$417	$930
Inst. Shares	$74	$232	$404	$905
R6 Shares	$66	$220	$393	$894
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in common stocks, with at least 65% of the Fund’s assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Fund attempts to provide a portfolio with a dividend yield that is, overtime, at or above the average of the Russell 1000 Value Index. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. The portfolio may include common stocks, depositary receipts, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), securities convertible into common stocks, and securities that carry the right to buy common stocks. Additionally, the Fund may invest in derivatives, including futures and options and may write (sell) covered call options on the securities it holds to generate income.

2  |  USAA Income Stock Fund

Principal Risks
The Fund’s investments are subject to the following principal risks:
Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.
Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Dividend Payout Risk – Dividend payout risk is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be affected adversely.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Real Estate Investment Trusts (“REITs”) Risk – There is a risk that the value of the Fund’s investment in REITs will decrease because of a decline in real estate values more broadly. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT’s manager(s); have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that incur expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchange-traded funds (“ETFs”), or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses,

Prospectus  |  3

underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and R6 Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

4  |  USAA Income Stock Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 17.16%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	15.45%	September 30, 2009
Lowest Quarter Return	-15.47%	March 31, 2009
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Prospectus  |  5

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	-5.49%	6.35%	10.63%
Return After Taxes on Distributions	-7.30%	4.89%	9.67%
Return After Taxes on Distributions and Sale of Fund Shares	-1.85%	4.90%	8.74%
Institutional Shares
Return Before Taxes	-5.47%	6.41%	10.75%
R6 Shares
Return Before Taxes	-5.40%	6.16%*	N/A
Indexes
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	-8.27%	5.94%	11.17%
Lipper Equity Income Funds Index (reflects no deduction for taxes)	-6.61%	5.95%	10.97%
* The inception date of the R6 Shares is December 1, 2016.
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Managers
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since July 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since July 2019

6  |  USAA Income Stock Fund

Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
R6 Shares:
R6 Shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. There is no minimum initial investment amount or minimum subsequent investment for R6 Shares. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Prospectus  |  7

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8  |  USAA Income Stock Fund

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund normally invests at least 80% of its assets in common stocks, with at least 65% of the Fund’s assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Fund attempts to provide a portfolio over time with a dividend yield that is, over time, at or above the average of the Russell 1000 Value Index.
The portfolio may include common stocks, depositary receipts, REITs, master limited partnerships (“MLPs”), securities convertible into common stocks, and securities that carry the right to buy common stocks. Additionally, the Fund may invest in derivatives, including futures and options and may write (sell) covered call options on the securities it holds to generate income.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    May the Fund’s assets be invested in foreign securities?
Yes. Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
■    How are the decisions to buy and sell securities made?
The Adviser seeks to create a diversified portfolio of stocks that pay a dividend with superior dividend growth potential that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. The Adviser uses quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations,

Prospectus  |  9

exhibit positive momentum, and/or have strong and stable profitability. The Adviser uses quantitative analysis to allocate exposure to factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the Fund. The Adviser may engage in active and frequent trading of portfolio holdings. The strategy will sell an investment if the above-mentioned attributes are not compelling as compared to those of another investment choice.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its

10  |  USAA Income Stock Fund

convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, proposed and current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Call options gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may cause the Fund to have higher turnover if the option is exercised.
Dividend Payout Risk: The Fund is subject to dividend payout risk, which is the possibility that the companies in which it invests will reduce or eliminate dividends on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be affected adversely.
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund

Prospectus  |  11

experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been postponed until January 31, 2020. There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.
Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new

12  |  USAA Income Stock Fund

investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.
MLPs Investment Risk: MLPs carry many of the risks inherent in investing in a partnership, including risks related to limited control and limited rights to vote on matters affecting the MLP and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs generally are considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be affected adversely by fluctuations in the prices and levels of supply and demand for energy commodities. MLPs also are subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause an MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to the Fund.
Portfolio Turnover Risk: The Fund may change its portfolio holdings on a frequent basis, which may result in high portfolio turnover likely to exceed 100%, varying from year to year depending on the frequency of the trades. When the Fund engages in active and frequent trading, it will pay more in brokerage commissions than it would if it did not actively and frequently trade. The Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not actively and frequently trade.
REIT Investment Risk: Investing in equity securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. There is a risk that the Fund’s investments in real estate securities and REITs will decrease because of a decline in real estate values. Investing

Prospectus  |  13

in global REITs may have greater risks than investing in domestic REITs, which are described above in Foreign Investing Risk.
Additionally, REITs are dependent upon the capabilities of the REIT portfolio managers; have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
■	Computer Systems Risk: In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities

14  |  USAA Income Stock Fund

or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (“SAI”) (the back cover of this prospectus tells you how to do this).
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The Victory Solutions platform is responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team.

Prospectus  |  15

The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.50% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Equity Income Funds Index, which tracks the total return performance of funds within the Lipper Equity Income Funds category. This category includes funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Equity Income Funds Index over that period, even if the Fund had overall negative returns during the performance period.
Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class and a performance adjustment that increased the base investment management fee of 0.50% by

16  |  USAA Income Stock Fund

less than 0.01% for the R6 Shares an no performance adjustment was paid for either the Fund Shares or the Institutional Shares. For the period from July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions for all share classes other than R6 Shares.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Managers
Victory Solutions
Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital and has co-managed the Fund since July 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Prospectus  |  17

Wasif A. Latif, Head of Investments, VictoryShares and Solutions, has co-managed the Fund since July 2019. Mr. Latif has 20 years of investment management experience, 10 years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (“NAV”). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ

18  |  USAA Income Stock Fund

in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a

Prospectus  |  19

transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and through certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as an affiliated fund participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time.
R6 Shares:
The R6 Shares are a separate share class of the Fund and are not a separate mutual fund. The R6 Shares are available for investment by participants in certain employer-sponsored retirement plans. R6 Shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.
Retirement plans eligible for the R6 Shares include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the investment provider). The R6 Shares also are available to endowment funds and foundations, if approved by the Fund’s distributor.
The R6 Shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

20  |  USAA Income Stock Fund

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
R6 Shares:
There is no minimum initial investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA affiliated products.
R6 Shares:
There is no subsequent purchase minimum for investments in R6 Shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Prospectus  |  21

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

22  |  USAA Income Stock Fund

REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

Prospectus  |  23

Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
R6 Shares:
R6 Shares generally may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Shareholders of R6 Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request, prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), in “proper form,” as provided in the section titled Important Transaction Information. The redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowment funds) for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Converting Shares
CONVERTING FROM INSTITUTIONAL SHARES TO FUND SHARES
If you no longer meet the eligibility requirements to invest in Institutional Shares (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on

24  |  USAA Income Stock Fund

the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.
EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Prospectus  |  25

Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.
Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256

26  |  USAA Income Stock Fund

Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.

Prospectus  |  27

EXCESSIVE SHORT-TERM TRADING
The affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the affiliated Funds’ policies and procedures state that:
■	Each affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the affiliated Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an affiliated Fund’s NAV.
THE AFFILIATED FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The affiliated Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The affiliated

28  |  USAA Income Stock Fund

Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.
The affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus

Prospectus  |  29

accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;

30  |  USAA Income Stock Fund

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of R6 Shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Fund does not pay any service, distribution, or administrative fees to financial intermediaries for R6 Shares. As a result, the R6 Shares pay lower fees. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial

Prospectus  |  31

intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict

32  |  USAA Income Stock Fund

of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on R6 Shares.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official

Prospectus  |  33

closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may

34  |  USAA Income Stock Fund

differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays distributions of net investment income (“dividends”) quarterly. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses

Prospectus  |  35

from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

36  |  USAA Income Stock Fund

Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive

Prospectus  |  37

individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and R6 Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares, Institutional Shares, and R6 Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

38  |  USAA Income Stock Fund

USAA INCOME STOCK FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$20.24	$19.68	$18.18	$17.79	$17.72
Income from investment operations:
Net investment income	.43	.40	.42	.40	.44
Net realized and unrealized gain	.70	1.74	1.51	.97	.51
Total from investment operations	1.13	2.14	1.93	1.37	.95
Less distributions from:
Net investment income	(.44)	(.40)	(.43)	(.40)	(.46)
Realized capital gains	(1.15)	(1.18)	—	(.58)	(.42)
Total distributions	(1.59)	(1.58)	(.43)	(.98)	(.88)
Net asset value at end of period	$19.78	$20.24	$19.68	$18.18	$17.79
Total return (%)*	6.26	11.16	10.71	8.29	5.36
Net assets at end of period (000)	$1,707,034	$1,713,558	$1,651,374	$1,564,900	$1,657,268
Ratios to average daily net assets:**
Expenses (%)(a)	.75(d)	.76(b)	.77(b)	.80(b)	.79(b)
Expenses, excluding reimbursements (%)(a)	.75	.76(b)	.77(b)	.80(b)	.79(b)
Net investment income (%)	2.44	2.19	2.24	2.42	2.38
Portfolio turnover (%)	86(c)	23	23	19	12
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $1,669,245,000.
(a)	Does not include acquired fund fees, if any.
(b)	Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c)	Reflects increased trading activity due to current year transition or asset allocation shift.
(d)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 0.76% of the Fund Shares’ average daily net assets.

Prospectus  |  39

USAA INCOME STOCK FUND INSTITUTIONAL SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$20.22	$19.66	$18.16	$17.77	$17.71
Income from investment operations:
Net investment income	.43	.41	.43	.40	.45
Net realized and unrealized gain	.70	1.73	1.50	.98	.50
Total from investment operations	1.13	2.14	1.93	1.38	.95
Less distributions from:
Net investment income	(.44)	(.40)	(.43)	(.41)	(.47)
Realized capital gains	(1.15)	(1.18)	—	(.58)	(.42)
Total distributions	(1.59)	(1.58)	(.43)	(.99)	(.89)
Net asset value at end of period	$19.76	$20.22	$19.66	$18.16	$17.77
Total return (%)*	6.30	11.21	10.76	8.36	5.37
Net assets at end of period (000)	$1,088,446	$1,034,842	$1,097,164	$1,158,385	$1,080,528
Ratios to average daily net assets:**
Expenses (%)(a)	.73(d)	.72(b)	.73(b)	.75(b)	.73(b)
Expenses, excluding reimbursements (%)(a)	.73	.72(b)	.73(b)	.75(b)	.73(b)
Net investment income (%)	2.47	2.22	2.30	2.47	2.45
Portfolio turnover (%)	86(c)	23	23	19	12
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $1,095,233,000.
(a)	Does not include acquired fund fees, if any.
(b)	Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c)	Reflects increased trading activity due to current year transition or asset allocation shift.
(d)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Institutional Shares to 0.72% of the Institutional Shares’ average daily net assets.

40  |  USAA Income Stock Fund

USAA INCOME STOCK FUND R6 SHARES
	Year Ended July 31,		Period Ended July 31,
	2019	2018	2017***
Net asset value at beginning of period	$20.23	$19.67	$18.17
Income from investment operations:
Net investment income	.45	.47	.27
Net realized and unrealized gain	.69	1.69	1.60
Total from investment operations	1.14	2.16	1.87
Less distributions from:
Net investment income	(.45)	(.42)	(.37)
Realized capital gains	(1.15)	(1.18)	–
Total distributions	(1.60)	(1.60)	(.37)
Net asset value at end of period	$19.77	$20.23	$19.67
Total return (%)*	6.37	11.31	10.36
Net assets at end of period (000)	$12,038	$12,746	$5,412
Ratios to average daily net assets:**
Expenses (%)(a)	.65(e)	.65(b)	.65(b),(c)
Expenses, excluding reimbursements (%)(a)	.73	.90(b)	1.24(b),(c)
Net investment income (%)	2.54	2.33	2.13(c)
Portfolio turnover (%)	86(d)	23	23
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $12,046,000.
***	R6 Shares commenced operations on December 1, 2016.
(a)	Does not include acquired fund fees, if any.
(b)	Reflects total annual operating expenses of the R6 Shares before reductions of any expenses paid indirectly. The R6 Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c)	Annualized. The ratio is not necessarily indicative of 12 months of operations
(d)	Reflects increased trading activity due to current year transition or asset allocation shift.
(e)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the R6 Shares to 0.65% of the R6 Shares’ average daily net assets.

Prospectus  |  41

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

23454-1219

December 1, 2019
Prospectus
USAA Intermediate-Term Bond Fund
Fund Shares	Institutional Shares	Adviser Shares	R6 Shares
USIBX	UIITX	UITBX	URIBX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Intermediate-Term Bond Fund (the “Fund”) seeks high current income without undue risk to principal.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares	Adviser Shares	R6 Shares
None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares	R6 Shares
Management Fee	0.30%[a]	0.30%[a]	0.30%[a]	0.30%[a]
Distribution and/or Service (12b-1) Fees	None	None	0.25%	None
Other Expenses	0.29%	0.23%	0.32%	0.41%
Total Annual Fund Operating Expenses	0.59%[b]	0.53%[b]	0.87%[b]	0.71%[b]
Fee Waiver/Reimbursement	None	(0.01%)	None	(0.32%)
Total Annual Fund Operating Expenses after Reimbursement	0.59%[c]	0.52%[c]	0.87%[b]	0.39%[c]
(a)	Victory Capital Management Inc. (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.
(b)	The expense information in the table has been restated to reflect current fees.
(c)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.59% of the Fund Shares, 0.52% of the Institutional Shares, 0.87% of the Adviser Shares, and 0.39% of the R6 Shares, through at

Prospectus  |  1

least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$60	$189	$329	$738
Inst. Shares	$53	$168	$295	$663
Adviser Shares	$89	$278	$482	$1,073
R6 Shares	$40	$175	$344	$834
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. Up to 65% of the Fund’s assets may be invested in corporate bonds. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, and their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. The Fund will invest primarily in investment-grade

2  |  USAA Intermediate-Term Bond Fund

securities, but also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. The fund also may invest up to 20% of its assets in foreign debt securities, including non-dollar-denominated securities and emerging-markets securities. The Fund’s 80% policy may be changed upon at least 60 days’ written notice to shareholders.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Interest Rate Risk – Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time.
Liquidity Risk – The Fund is subject to liquidity risk, which is the risk that the Fund’s investments generally may not be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities. The market for lower-quality debt securities generally is less liquid than the market for higher-quality debt securities. Therefore, large purchases or sales could cause sudden and significant price

Prospectus  |  3

changes in these securities. Many lower-quality debt securities do not trade frequently; however, when they do trade, the trade price may be substantially higher or lower than expected.
Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Legislative Risk – Changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and such policies could have an adverse impact on the value of the Fund’s investments and the Fund’s net asset value (“NAV”).
U.S. Government Sponsored Enterprises (“GSEs”) Risk – While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of the issuing agency, instrumentality,

4  |  USAA Intermediate-Term Bond Fund

or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If such a GSE were to default on its obligations, the Fund might not be able to recover its investment.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has four classes of shares: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

Prospectus  |  5

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 10.14%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	12.42%	June 30, 2009
Lowest Quarter Return	-2.24%	June 30, 2013
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

6  |  USAA Intermediate-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	-0.99%	2.93%	7.47%
Return After Taxes on Distributions	-2.43%	1.27%	5.56%
Return After Taxes on Distributions and Sale of Fund Shares	-0.58%	1.50%	5.13%
Institutional Shares
Return Before Taxes	-0.92%	3.02%	7.59%
Adviser Shares
Return Before Taxes	-1.38%	2.66%	4.15%*
R6 Shares
Return Before Taxes	-0.82%	2.90%*	N/A
Indexes
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.01%	2.52%	3.48%
Lipper Core Plus Bond Funds Index (reflects no deduction for taxes)	-0.50%	2.66%	5.09%
* The inception dates of the Adviser Shares and the R6 Shares are August 1, 2010, and December 1, 2016, respectively.
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

Prospectus  |  7

Portfolio Managers
	Title	Tenure with the Fund
Julianne Bass, CFA	Senior Portfolio Manager	Since 2007
Brian W. Smith, CFA, CPA	Senior Portfolio Manager	Since 2013
John Spear, CFA	Senior Portfolio Manager	Since November 2016
Kurt Daum, J.D.	Senior Portfolio Manager	Since November 2016
James F. Jackson Jr., CFA	Senior Portfolio Manager	Since July 2019
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since July 2019
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

8  |  USAA Intermediate-Term Bond Fund

R6 Shares:
R6 Shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. There is no minimum initial investment amount or minimum subsequent investment for R6 Shares. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus  |  9

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks high current income without undue risk to principal. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund normally invests at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. Up to 65% of the Fund’s assets may be invested in corporate bonds. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, and their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. The Fund will invest primarily in investment-grade securities, but also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    What types of debt securities may be included in the Fund’s portfolio?
The Fund will invest primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. While these securities are primarily U.S. dollar-denominated debt, the Fund may invest up to 20% of its assets in foreign debt securities, including non-dollar-denominated securities and emerging-markets securities. The Fund also may use derivatives, such as futures, options, and swaps, to increase or decrease its exposure to changing security prices or other factors

10  |  USAA Intermediate-Term Bond Fund

that affect security values, in an effort to enhance income, to protect the value of portfolio securities, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
Certain bond and money market instruments, such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), interest-only CMBS securities (“CMBS IOs”), periodic auction reset bonds, loan interests and direct debt instruments, eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (“SAI”). The Fund is limited to investing 20% of its net assets in preferred and convertible securities.
■    What is the credit quality of the debt securities?
The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) approved by the Securities and Exchange Commission (“SEC”), or unrated securities determined by the Adviser to be of comparable investment quality at the time of purchase. Below are the investment-grade credit ratings for two of the NRSROs:
Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
S&P Global Ratings	At least BBB –	At least A–3 or SP–2
In addition, the Fund may invest up to 10% of its net assets in securities that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been less than that of the equity market as a whole. Below-investment-grade securities also may be less liquid than investment-grade securities.
You will find more information about the above debt ratings in the Fund’s SAI.

Prospectus  |  11

■    How are the decisions to buy and sell securities made?
We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market.
We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Mortgage-backed securities are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
Asset-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund, this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the

12  |  USAA Intermediate-Term Bond Fund

nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities also may be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.
Asset-backed security values also may be affected by other factors including the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.
If the Fund purchases asset-backed or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults generally is higher in the case of mortgage pools that include such subprime mortgages. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s net asset value (“NAV”) and total return adversely during the time the Fund holds these securities.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be

Prospectus  |  13

influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities varying from the highest quality to the very speculative have some degree of credit risk. The Fund accepts some credit risk as a recognized means to enhance investors’ return. To the extent the Fund invests in government securities, credit risk will be limited.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that interest or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. We attempt to minimize the Fund’s overall credit risk by primarily investing in fixed-income securities considered at least investment grade at the time of purchase. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk

14  |  USAA Intermediate-Term Bond Fund

characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.
Currency Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchanged-traded funds (“ETFs”), or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, proposed and current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund

Prospectus  |  15

experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been postponed until January 31, 2020. There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.
U.S. Government Sponsored Enterprises (“GSEs”) Risk: While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as Government National Mortgage Association (“Ginnie Mae”), are

16  |  USAA Intermediate-Term Bond Fund

supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. Therefore, if such a GSE were to default on its obligations, the Fund might not be able to recover its investment. GSEs also may be subject to Credit Risk and Interest Rate Risk. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.
High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.
Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction

Prospectus  |  17

costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that

18  |  USAA Intermediate-Term Bond Fund

hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
The Fed’s policy changes and related market speculation as to the timing of potential interest rate increases may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline.
Legislative Risk: The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital loses if the Manager is unable to sell a position at the time of the Manager’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.
Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies,

Prospectus  |  19

unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates.
On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is

20  |  USAA Intermediate-Term Bond Fund

sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Repurchase Agreement Risk: Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund, in that a defaulting counterparty could delay or prevent the Fund’s recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's SAI (the back cover of this prospectus tells you how to do this).
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment

Prospectus  |  21

adviser with the SEC. As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, A Victory Capital Investment Franchise, is responsible for the day-to day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets in excess of $100 million. For the fiscal year ended July 31, 2019, the Fund’s effective base investment management fee was 0.30% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of a Lipper index. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the

22  |  USAA Intermediate-Term Bond Fund

denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Core Plus Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period.
Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class and a performance adjustment that increased the effective annualized base investment management fee of 0.30% by 0.05% for the Fund Shares, 0.05% for the Institutional Shares, 0.06% for the Adviser Shares, and 0.03% for the R6 Shares. For the period from July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions for all share classes other than R6 Shares.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.

Prospectus  |  23

Portfolio Managers
Julianne Bass, CFA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2007. Ms. Bass has 32 years of investment management experience including 19 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Brian W. Smith, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2013. Mr. Smith has 20 years of investment management experience including 34 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at San Antonio. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
John Spear, CFA, Victory Capital Senior Portfolio Manager and Chief Investment Officer–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since November 2016. He has 33 years of investment management experience including 21 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., Western Illinois University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Kurt Daum, J.D., Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since November 2016. Mr. Daum has 18 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.
James F. Jackson, CFA, Victory Capital Senior Portfolio Manager and Head of Fixed Income Portfolio Management–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since July 2019. Mr. Jackson has 19 years of investment management experience including 10 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan and a B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
R. Neal Graves, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since July 2019. Mr. Graves has 25 years of finance related experience including 19 years of investment management experience with AMCO, which

24  |  USAA Intermediate-Term Bond Fund

was acquired by the Adviser’s parent company in 2019. Education: Master in Professional Accounting, University of Texas at Austin and a B.B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ

Prospectus  |  25

in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a

26  |  USAA Intermediate-Term Bond Fund

transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and through certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as an affiliated fund participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time.
Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative services.
R6 Shares:
The R6 Shares are a separate share class of the Fund and are not a separate mutual fund. The R6 Shares are available for investment by participants in certain employer-sponsored retirement plans. R6 Shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.
Retirement plans eligible for the R6 Shares include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the investment provider). The R6 Shares also are available to endowment funds and foundations, if approved by the Fund’s distributor.
The R6 Shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.

Prospectus  |  27

ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
R6 Shares:
There is no minimum initial investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA affiliated products.

28  |  USAA Intermediate-Term Bond Fund

Adviser Shares:
There is no subsequent purchase minimum for investments in Adviser Shares, but financial intermediaries may require their clients to meet different subsequent purchase requirements.
R6 Shares:
There is no subsequent purchase minimum for investments in R6 Shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

Prospectus  |  29

Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or

30  |  USAA Intermediate-Term Bond Fund

monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Adviser Shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders on the next business day after receipt in “proper form” as provided in the section titled Important Transaction Information. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

Prospectus  |  31

R6 Shares:
R6 Shares generally may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Shareholders of R6 Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request, prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), in “proper form,” as provided in the section titled Important Transaction Information. The redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowment funds) for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Converting Shares
CONVERTING FROM INSTITUTIONAL SHARES TO FUND SHARES
If you no longer meet the eligibility requirements to invest in Institutional Shares (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
CONVERTING FROM ADVISER SHARES TO FUND SHARES OR INSTITUTIONAL SHARES
If you hold Adviser Shares through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Adviser Shares to Fund Shares or Institutional Shares, as applicable.
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion,

32  |  USAA Intermediate-Term Bond Fund

depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.
EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Prospectus  |  33

Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.
Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256

34  |  USAA Intermediate-Term Bond Fund

Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.

Prospectus  |  35

EXCESSIVE SHORT-TERM TRADING
The affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the affiliated Funds’ policies and procedures state that:
■	Each affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the affiliated Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an affiliated Fund’s NAV.
THE AFFILIATED FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The affiliated Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The affiliated

36  |  USAA Intermediate-Term Bond Fund

Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.
The affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus

Prospectus  |  37

accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;

38  |  USAA Intermediate-Term Bond Fund

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of R6 Shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Fund does not pay any service, distribution, or administrative fees to financial intermediaries for R6 Shares. As a result, the R6 Shares pay lower fees. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
DISTRIBUTION AND SERVICE FEES
The Fund has adopted a distribution plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended, with respect to Adviser Shares. Under the Rule 12b-1 Plan, the Fund pays annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor, or such other entities as the Fund’s Board may approve (the “Payee”), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Adviser Shares and/or providing services to shareholders of Adviser Shares. Under the Rule 12b-1 Plan, such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Adviser Shares of the Fund and relating (among other things) to:
■	compensation to the Payee and its employees;
■	payment of the Payee’s expenses, including overhead and communication expenses;

Prospectus  |  39

■	compensation to broker-dealers, financial intermediaries, and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares;
■	printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
■	the preparation and distribution of sales literature and advertising materials;
■	responding to inquiries from shareholders or their financial representatives requesting information regarding the affiliated Funds; and
■	responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers and the distributor may retain part of this fee as compensation for providing these services. If the fees received by the distributor under the Rule 12b-1 Plan exceed its expenses, the distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund’s shares, the Adviser Shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Adviser Shares to investors. For additional information about the Rule 12b-1 Plan and its terms, see Multiple Class Information in the SAI.
Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition,

40  |  USAA Intermediate-Term Bond Fund

these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio

Prospectus  |  41

analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on R6 Shares.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchanged-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the

42  |  USAA Intermediate-Term Bond Fund

Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures

Prospectus  |  43

approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
Distributions from the Fund’s net investment income (“dividends”) are accrued daily and distributed on the last business day of each month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares the day following the effective date of purchase and continue to accrue to, and including, the effective date of their redemption. When you choose to receive cash dividends by way of electronic funds transfer, we will send them to you after the distribution date each month.
Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

44  |  USAA Intermediate-Term Bond Fund

■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.

Prospectus  |  45

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

46  |  USAA Intermediate-Term Bond Fund

SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Prospectus  |  47

Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

48  |  USAA Intermediate-Term Bond Fund

USAA INTERMEDIATE-TERM BOND FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$10.33	$10.70	$10.71	$10.58	$10.96
Income (loss) from investment operations:
Net investment income	.38	.37	.38	.42	.43
Net realized and unrealized gain (loss)	.46	(.37)	(.01)	.14	(.36)
Total from investment operations	.84	—	.37	.56	.07
Less distributions from:
Net investment income	(.39)	(.37)	(.38)	(.42)	(.43)
Realized capital gains	—	—	—	(.01)	(.02)
Total distributions	(.39)	(.37)	(.38)	(.43)	(.45)
Net asset value at end of period	$10.78	$10.33	$10.70	$10.71	$10.58
Total return (%)*	8.28	(.03)	3.52	5.55	.58
Net assets at end of period (000)	$1,949,989	$1,907,941	$1,949,102	$1,812,716	$2,079,610
Ratios to average daily net assets:**
Expenses (%)(a)	.64(b)	.63	.63	.62	.68
Expenses, excluding reimbursements (%)(a)	.64	.63	.63	.62	.68
Net investment income (%)	3.71	3.50	3.57	4.08	3.96
Portfolio turnover (%)	35	15	13	18	13
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $1,877,739,000.
(a)	Does not include acquired fund fees, if any.
(b)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 0.59% of the Fund Shares’ average daily net assets.

Prospectus  |  49

USAA INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$10.33	$10.70	$10.72	$10.58	$10.96
Income (loss) from investment operations:
Net investment income	.39	.38	.39	.43	.44
Net realized and unrealized gain (loss)	.45	(.37)	(.02)	.15	(.36)
Total from investment operations	.84	.01	.37	.58	.08
Less distributions from:
Net investment income	(.39)	(.38)	(.39)	(.43)	(.44)
Realized capital gains	—	—	—	(.01)	(.02)
Total distributions	(.39)	(.38)	(.39)	(.44)	(.46)
Net asset value at end of period	$10.78	$10.33	$10.70	$10.72	$10.58
Total return (%)*	8.35	.04	3.51	5.72	.68
Net assets at end of period (000)	$1,798,154	$1,964,377	$2,049,723	$1,771,357	$1,280,804
Ratios to average daily net assets:**
Expenses (%)(a)	.58(b)	.56	.56	.54	.58
Expenses, excluding reimbursements (%)(a)	.58	.56	.56	.54	.58
Net investment income (%)	3.77	3.57	3.64	4.13	4.07
Portfolio turnover (%)	35	15	13	18	13
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $1,822,406,000.
(a)	Does not include acquired fund fees, if any.
(b)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Institutional Shares to 0.52% of the Institutional Shares’ average daily net assets.

50  |  USAA Intermediate-Term Bond Fund

USAA INTERMEDIATE-TERM BOND FUND ADVISER SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$10.32	$10.69	$10.70	$10.58	$10.95
Income (loss) from investment operations:
Net investment income	.35	.34	.35	.40	.41
Net realized and unrealized gain (loss)	.45	(.37)	(.01)	.13	(.35)
Total from investment operations	.80	(.03)	.34	.53	.06
Less distributions from:
Net investment income	(.35)	(.34)	(.35)	(.40)	(.41)
Realized capital gains	—	—	—	(.01)	(.02)
Total distributions	(.35)	(.34)	(.35)	(.41)	(.43)
Net asset value at end of period	$10.77	$10.32	$10.69	$10.70	$10.58
Total return (%)*	7.97	(.31)	3.28	5.19	.46
Net assets at end of period (000)	$50,892	$53,308	$74,377	$98,835	$118,753
Ratios to average daily net assets:**
Expenses (%)(a)	.93(c)	.90	.87	.86	.89(b)
Expenses, excluding reimbursements (%)(a)	.93	.90	.87	.86	.89
Net investment income (%)	3.42	3.22	3.44	3.85	3.74
Portfolio turnover (%)	35	15	13	18	13
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $48,386,000.
(a)	Does not include acquired fund fees, if any.
(b)	Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.95% of the Adviser Shares’ average daily net assets.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Adviser Shares to 0.87% of the Adviser Shares’ average daily net assets.

Prospectus  |  51

USAA INTERMEDIATE-TERM BOND FUND R6 SHARES
	Year Ended July 31,		Period Ended July 31,
	2019	2018	2017***
Net asset value at beginning of period	$10.33	$10.71	$10.38
Income (loss) from investment operations:
Net investment income	.41	.39	.26
Net realized and unrealized gain (loss)	.46	(.38)	.33
Total from investment operations	.87	.01	.59
Less distributions from:
Net investment income	(.41)	(.39)	(.26)
Net asset value at end of period	$10.79	$10.33	$10.71
Total return (%)*	8.66	.12	5.79
Net assets at end of period (000)	$5,513	$4,994	$5,158
Ratios to average daily net assets:**
Expenses (%)(a)	.39(c)	.39	.39(b)
Expenses, excluding reimbursements (%)(a)	.74	.80	1.07(b)
Net investment income (%)	3.96	3.74	3.78(b)
Portfolio turnover (%)	35	15	13
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $5,168,000.
***	R6 Shares commenced operations on December 1, 2016.
(a)	Does not include acquired fund fees, if any.
(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the R6 Shares to 0.39% of the R6 Shares’ average daily net assets.

52  |  USAA Intermediate-Term Bond Fund

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

40045-1219

December 1, 2019
Prospectus
USAA High Income Fund
Fund Shares	Institutional Shares	Adviser Shares	R6 Shares
USHYX	UIHIX	UHYOX	URHIX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA High Income Fund (the “Fund”) seeks to provide an attractive total return primarily through high current income and secondarily through capital appreciation.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares	Adviser Shares	R6 Shares
None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares	R6 Shares
Management Fee	0.50%[a]	0.50%[a]	0.50%[a]	0.50%[a]
Distribution and/or Service (12b-1) Fees	None	None	0.25%	None
Other Expenses	0.32%	0.24%	0.44%	0.46%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.84%[b]	0.76%[b]	1.21%[b]	0.98%
Fee Waiver/Reimbursement	None	(0.01%)	(0.19%)	(0.31%)
Total Annual Fund Operating Expenses after Reimbursement	0.84%c,[d]	0.75%c,[d]	1.02%c,[d]	0.67%c,[d]
(a)	Victory Capital Management Inc. (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.
(b)	The expense information in the table has been restated to reflect current fees.

Prospectus  |  1

(c)	The total annual operating expenses for the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares and do not include acquired fund fees and expenses.
(d)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, and brokerage commissions) do not exceed 0.83% of the Fund Shares, 0.73% of the Institutional Shares, 1.00% of the Adviser Shares, and 0.65% of the R6 Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$86	$268	$466	$1,037
Inst. Shares	$77	$241	$421	$941
Adviser Shares	$104	$354	$636	$1,439
R6 Shares	$68	$262	$493	$1,156
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its whole portfolio.

2  |  USAA High Income Fund

Principal Investment Strategy
The Fund primarily invests its assets in a broad range of U.S. dollar- denominated high-yield securities, including bonds (often referred to as “junk” bonds), convertible securities, leveraged loans (which generally are adjustable-rate bank loans made to companies rated below investment grade), or preferred stocks, with an emphasis on non-investment-grade debt securities. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities, including in each case emerging-markets securities.
In addition, the Fund may invest in certain derivatives, such as futures and options. The Fund also may use derivatives or various other investment techniques to increase or decrease its exposure to changing security prices or other factors that affect security prices.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time.
Loan Risk – The risk that, in addition to the risks typically associated with high-yield/junk fixed-income securities, loans (including floating rate loans) in which the Fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on

Prospectus  |  3

the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.
Interest Rate Risk – Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Legislative Risk – Changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and such policies could have an adverse impact on the value of the Fund’s investments and the Fund’s net asset value (“NAV”).
Liquidity Risk – The Fund is subject to liquidity risk, which is the risk that the Fund’s investments generally may not be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities. The market for lower-quality debt securities generally is less liquid than the market for higher-quality debt securities. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality debt securities do not trade frequently; however, when they do trade, the trade price may be substantially higher or lower than expected.
Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.

4  |  USAA High Income Fund

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Preferred Stock Risk – Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long

Prospectus  |  5

periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has four classes of shares: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 10.00%.

6  |  USAA High Income Fund

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	23.62%	June 30, 2009
Lowest Quarter Return	-7.09%	September 30, 2011
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	-3.52%	2.91%	10.44%
Return After Taxes on Distributions	-5.78%	0.39%	7.62%
Return After Taxes on Distributions and Sale of Fund Shares	-2.00%	1.13%	7.27%
Institutional Shares
Return Before Taxes	-3.45%	2.98%	10.62%
Adviser Shares
Return Before Taxes	-3.66%	2.67%	5.56%*
R6 Shares
Return Before Taxes	-3.22%	2.73%*	N/A
Indexes
Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.08%	3.84%	11.14%
Lipper High Yield Bond Funds Index (reflects no deduction for taxes)	-2.98%	3.05%	9.81%

Prospectus  |  7

* The inception dates of the Adviser Shares and the R6 Shares are August 1, 2010, and December 1, 2016, respectively.
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.
Portfolio Managers
	Title	Tenure with the Fund
Julianne Bass, CFA	Senior Portfolio Manager	Since 2007
Kurt Daum, J.D.	Senior Portfolio Manager	Since November 2016
John Spear, CFA	Senior Portfolio Manager	Since November 2016
James F. Jackson Jr., CFA	Senior Portfolio Manager	Since July 2019
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since July 2019
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

8  |  USAA High Income Fund

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.
R6 Shares:
R6 Shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. There is no minimum initial investment amount or minimum subsequent investment for R6 Shares. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions in all share classes except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus  |  9

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund invests its assets primarily in a broad range of U.S. dollar-denominated high-yield securities, including bonds, convertible securities, leveraged loans (which generally are adjustable-rate bank loans made to companies rated below investment grade), or preferred stocks, with an emphasis on non-investment-grade debt securities.
In addition, the Fund may invest its assets in equity securities, defaulted securities, non-dollar-denominated foreign securities (including emerging markets securities), trade claims, and certain derivatives, such as futures and options. The Fund also may use derivatives or various other investment techniques to increase or decrease its exposure to changing security prices or other factors that affect security prices.
The Fund may purchase ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. The Fund may rely on Securities and Exchange Commission (“SEC”) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    What types of securities may be included in the Fund’s portfolio?
The securities in which the Fund may invest include:

10  |  USAA High Income Fund

Bonds – A debt instrument representing the contractual obligation of an issuer to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. Bonds may be issued in a variety of forms and by different types of issuers, such as:
■	Corporate debt securities – Bonds and other debt instruments issued by corporations and similar entities.
■	Obligations of U.S., state, and local governments, their agencies and instrumentalities – In general, the debt obligations (of which some, but not all, are supported by the taxing power of the government) of certain governmental entities.
■	Mortgage- and asset-backed securities – Generally, securities representing a pool of mortgages or other expected streams of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors who then are entitled to the payments of interest and principal. Types of mortgage-backed securities in which the Fund may invest include, but are not limited to, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and interest-only CMBS.
Convertible Securities – Bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes, the credit quality of the issuer, and the price of the underlying common stock.
Defaulted Securities – Generally includes securities (including bonds or preferred stock) issued by issuers that are unable to make their dividend or interest rate payments and/or repay their principal.
Equity Securities – Generally includes common stock and preferred stock; trust or limited partnership interests; rights and warrants to subscribe to or purchase such securities; sponsored or unsponsored depositary receipts, such as American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), and global depositary receipts (“GDRs”); and convertible securities. They may or may not pay dividends or carry voting rights.
Exchange-Traded Funds (“ETFs”) – Open-end investment companies that typically track a market index or specific sectors of the stock or bond markets. ETFs trade on exchanges throughout the day.
Eurodollar and Yankee Obligations – Eurodollar and Yankee Obligations are dollar-denominated instruments that have been issued by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Eurodollar Obligations are issued outside the U.S. capital markets and Yankee Obligations are issued in the U.S. capital markets.

Prospectus  |  11

Leveraged Loans – Generally includes adjustable-rate bank loans made to companies rated below investment grade. The interest rates typically are reset periodically based upon the fluctuations of a base interest rate and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors.
Loan Interests and Direct Debt Instruments – Interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.
Non-Dollar-Denominated Foreign Securities – Securities (including debt and equity securities) issued in foreign markets and denominated in foreign currencies.
Periodic Auction Reset Bonds – Bonds whose interest rates are reset periodically through an auction mechanism. Periodic auction reset bonds generally are subject to less interest rate risk than long-term fixed-rate debt instruments because the interest rate will be periodically reset in a market auction.
Preferred Stocks – An equity security of a company with a specified dividend that may or may not fluctuate. Preferred stocks rank after bonds and before common stocks in claims on income for dividend payments and on assets should the company be liquidated.
Repurchase Agreements – A transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed upon price on an agreed upon date, the resale price of which reflects the purchase price plus an agreed upon market rate of interest.
Synthetic Securities – A security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice.
Trade Claims – A legal claim against a company in bankruptcy by a debt holder (such as, vendors, suppliers, etc.) of the company. Trade claim holders can sell it to investors, often at a discount. Investors may seek to acquire a trade claim in order to realize increased value if the company successfully reorganizes in bankruptcy.
Certain bond and money market instruments, such as CMO, CMBS, interest-only CMBS, periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee Obligations, and synthetic instruments are subject to special risks that are described in the statement of additional information (“SAI”).

12  |  USAA High Income Fund

The Fund also can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These techniques may involve:
Derivatives Transactions
■	Options – There are two basic types of options: “puts” and “calls.” A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer (or seller) the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
■	Futures Contracts – Contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index.
■	Currency Exchange Contracts – Contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate.
■	Swap Agreements – Arrangements with counterparties with respect to interest rates, currency rates, or indices, wherein the Fund and the counterparty agree to exchange the returns earned or realized on particular predetermined investments or indices.
■	Credit Default Swap Agreements – A swap agreement involving a debt obligation. If the Fund is a seller of a credit default swap contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations.
■	Indexed Securities – Instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators.

Prospectus  |  13

Selling Securities Short – Selling securities with the intention of subsequently repurchasing them at a lower price. In the event of an interim price decline, the Fund will profit, since the cost of repurchase will be less than the proceeds received upon the initial (short) sale. Conversely, the Fund will incur a loss in the event that the price of a shorted instrument should rise prior to repurchase. The risk of loss is potentially unlimited when selling securities short.
■    What are considered high-yield securities?
We consider high-yield securities to include a broad range of securities that produce high current income. They are sometimes referred to as “junk” bonds because they are believed to represent a greater risk of default than more creditworthy “investment-grade” securities. Generally, debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated) are considered “below-investment-grade” or “high-yield” securities.
High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They generally present less interest rate risk and higher credit risk than higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities. They typically are more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.
■    What is a credit rating?
A credit rating is an evaluation reflecting the possibility that an issuer will default on a debt security. Rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA by a rating agency (highly unlikely to default) to D (in default). If a debt security is not rated by a rating agency, we may make a determination that the security is of equivalent investment quality to a comparable security and assign an equivalent rating.
■    How is this Fund different from a fund that invests primarily in investment-grade bonds?
Because of the types of securities the Fund invests in, it has the potential to generate significantly higher income than investment-grade bond funds and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of

14  |  USAA High Income Fund

risk. The two most common risks are credit risk—or the risk that an issuer will be unable to make timely interest or principal payments; and interest rate risk—or the risk that a security’s market value will change with interest rates.
In the investment-grade bond market (where credit risks generally are considered low), a higher return normally is used to entice investors into buying longer-maturity bonds, and thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities often are considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return normally is used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security, however, is a unique story). At the same time, the volatility of high-yield funds historically has been notably less than the equity market as a whole.
As a result, high-yield funds often have acted differently than investment-grade bond funds. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The Fund may underperform investment-grade bond funds when the outlook for the economy is negative. Conversely, the Fund may outperform investment-grade bond funds when the economic outlook turns positive.
■    May the Fund’s assets be invested in foreign securities?
Yes. We may invest up to 20% of the Fund’s assets in foreign non-dollar-denominated securities traded outside the United States. We also may invest the Fund’s assets, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.
■    How are the decisions to buy and sell securities made?
We search for securities that represent an attractive value given current market conditions. We recognize value by simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We also will explore opportunities for capital appreciation.
We will sell a security if we believe it no longer represents value due to an increase in risk, an increase in price, or a combination of the two. We also will sell a security if we find a more compelling value in the market.

Prospectus  |  15

TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Mortgage-backed securities are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
Asset-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund, this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities also may be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

16  |  USAA High Income Fund

Asset-backed security values also may be affected by other factors including the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.
If the Fund purchases asset-backed or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults generally is higher in the case of mortgage pools that include such subprime mortgages. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s net asset value (“NAV”) and total return adversely during the time the Fund holds these securities.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest

Prospectus  |  17

rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities varying from the highest quality to the very speculative have some degree of credit risk. The Fund accepts some credit risk as a recognized means to enhance investors’ return. To the extent the Fund invests in government securities, credit risk will be limited.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that interest or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.
Currency Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

18  |  USAA High Income Fund

significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, proposed and current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
ETFs Risk: ETFs, which generally are registered investment companies, incur their own management fees and other expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, its performance to be lower than if it were to invest directly in the securities held by the ETF. In addition, the Fund will be exposed indirectly to all of the risks of the securities held by the ETFs.
The Fund may invest in “passive” ETFs that invest in the securities and sectors contained in the indexes they seek to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in an index or in a representative sample of such securities. Passive ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, such ETFs will not be able to duplicate exactly the performance of the underlying indexes they track.
The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their NAV. The Fund will value any ETF in its portfolio at the ETF’s last sale or closing market price, which typically approximates its NAV, although there may be times when the market price and NAV vary to a greater extent, which could affect the performance of the Fund.

Prospectus  |  19

In addition, although ETFs generally are listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of an ETF on a national securities exchange will continue to be met or will remain unchanged.
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon.

20  |  USAA High Income Fund

The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been postponed until January 31, 2020. There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.
U.S. Government Sponsored Enterprises (“GSEs”) Risk: While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. Therefore, if such a GSE were to default on its obligations, the Fund might not be able to recover its investment. GSEs also may be subject to Credit Risk and Interest Rate Risk. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.
High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and

Prospectus  |  21

political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.
Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Interest Rate Risk: The Fund is subject to the risk that the market value of the securities in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall, and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to full maturity of a bond. Generally, the longer the duration, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, securities with longer durations generally offer higher yields than securities with shorter durations.
■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.

22  |  USAA High Income Fund

■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
The Fed’s policy changes and related market speculation as to the timing of potential interest rate increases may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Legislative Risk: The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Leveraged Loan Risk: Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade and are subject to the risks typically associated with debt securities, such as credit risk and interest rate risk. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a bankruptcy court could subordinate such loans to presently existing or future indebtedness or

Prospectus  |  23

take other action detrimental to the holders of leveraged loans. Leveraged loans also are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital loses if the Manager is unable to sell a position at the time of the Manager’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.
Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their

24  |  USAA High Income Fund

mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates.
On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Repurchase Agreement Risk: Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund, in that a defaulting counterparty could delay or prevent the Fund’s recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.

Prospectus  |  25

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
■	Computer Systems Risk: In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's SAI (the back cover of this prospectus tells you how to do this).
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment

26  |  USAA High Income Fund

adviser with the SEC. As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, A Victory Capital Investment Franchise, is responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.50% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper High Yield Bond Funds Index, which tracks the total return performance of funds within the Lipper High Yield Funds category. This category includes funds that aim at high (relative) current yield from fixed-income securities, has no quality or maturity restrictions, and tends to invest in lower-grade debt issues. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is

Prospectus  |  27

added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper High Yield Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period.
Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class and a performance adjustment that increased the base investment management fee of 0.50% by 0.03% for the Fund Shares, 0.04% for the Institutional Shares, 0.02% for the Adviser Shares, and less than 0.01% for the R6 Shares. For the period from July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions for all share classes other than R6 Shares.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.

28  |  USAA High Income Fund

Portfolio Managers
Julianne Bass, CFA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2007. Ms. Bass has 32 years of investment management experience including 20 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Kurt Daum, J.D., Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since November 2016. Mr. Daum has 17 years of investment management experience including five years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.
John Spear, CFA, Victory Capital Senior Portfolio Manager and Chief Investment Officer–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since November 2016. He has 33 years of investment management experience including 22 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., Western Illinois University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
James F. Jackson, CFA, Victory Capital Senior Portfolio Manager and Head of Fixed Income Portfolio Management–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since July 2019. Mr. Jackson has 19 years of investment management experience including 10 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan and a B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
R. Neal Graves, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since July 2019 . Mr. Graves has 25 years of finance related experience including 19 years of investment management experience with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: Master in Professional Accounting, University of Texas at Austin and a B.B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

Prospectus  |  29

Purchases
OPENING AN ACCOUNT WITH THE FUNDs
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the

30  |  USAA High Income Fund

Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and through certain advisory programs sponsored by financial intermediaries, such as brokerage

Prospectus  |  31

firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as an affiliated fund participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time.
Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative services.
R6 Shares:
The R6 Shares are a separate share class of the Fund and are not a separate mutual fund. The R6 Shares are available for investment by participants in certain employer-sponsored retirement plans. R6 Shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.
Retirement plans eligible for the R6 Shares include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the investment provider). The R6 Shares also are available to endowment funds and foundations, if approved by the Fund’s distributor.
The R6 Shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

32  |  USAA High Income Fund

MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
R6 Shares:
There is no minimum initial investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA affiliated products.
Adviser Shares:
There is no subsequent purchase minimum for investments in Adviser Shares, but financial intermediaries may require their clients to meet different subsequent purchase requirements.
R6 Shares:
There is no subsequent purchase minimum for investments in R6 Shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the

Prospectus  |  33

regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market

34  |  USAA High Income Fund

conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial

Prospectus  |  35

intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Adviser Shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders on the next business day after receipt in “proper form” as provided in the section titled Important Transaction Information. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
R6 Shares:
R6 Shares generally may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Shareholders of R6 Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request, prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), in “proper form,” as provided in the section titled Important Transaction Information. The redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowment funds) for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the

36  |  USAA High Income Fund

Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Converting Shares
CONVERTING FROM INSTITUTIONAL SHARES TO FUND SHARES
If you no longer meet the eligibility requirements to invest in Institutional Shares (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
CONVERTING FROM ADVISER SHARES TO FUND SHARES OR INSTITUTIONAL SHARES
If you hold Adviser Shares through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Adviser Shares to Fund Shares or Institutional Shares, as applicable.
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.

Prospectus  |  37

EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.

38  |  USAA High Income Fund

Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256
Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good

Prospectus  |  39

order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
EXCESSIVE SHORT-TERM TRADING
The affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the affiliated Funds’ policies and procedures state that:
■	Each affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the affiliated Fund. Fair value pricing is used to adjust for

40  |  USAA High Income Fund

“stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an affiliated Fund’s NAV.
THE AFFILIATED FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The affiliated Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account

Prospectus  |  41

and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.
The affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

42  |  USAA High Income Fund

OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of R6 Shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Fund does not pay any service, distribution, or administrative fees to financial intermediaries for R6 Shares. As a result, the R6 Shares pay lower fees. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

Prospectus  |  43

DISTRIBUTION AND SERVICE FEES
The Fund has adopted a distribution plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended, with respect to Adviser Shares. Under the Rule 12b-1 Plan, the Fund pays annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor, or such other entities as the Fund’s Board may approve (the “Payee”), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Adviser Shares and/or providing services to shareholders of Adviser Shares. Under the Rule 12b-1 Plan, such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Adviser Shares of the Fund and relating (among other things) to:
■	compensation to the Payee and its employees;
■	payment of the Payee’s expenses, including overhead and communication expenses;
■	compensation to broker-dealers, financial intermediaries, and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares;
■	printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
■	the preparation and distribution of sales literature and advertising materials;
■	responding to inquiries from shareholders or their financial representatives requesting information regarding the affiliated Funds; and
■	responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers and the distributor may retain part of this fee as compensation for providing these services. If the fees received by the distributor under the Rule 12b-1 Plan exceed its expenses, the distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund’s shares, the Adviser Shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Adviser Shares to investors. For additional information about the Rule 12b-1 Plan and its terms, see Multiple Class Information in the SAI.

44  |  USAA High Income Fund

Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about

Prospectus  |  45

the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on R6 Shares.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide

46  |  USAA High Income Fund

variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

Prospectus  |  47

Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays distributions of net investment income dividends monthly. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per

48  |  USAA High Income Fund

share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.

Prospectus  |  49

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Foreign Taxes
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes; however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (“Foreign Election”) that would permit you to take a credit (or a deduction) for foreign taxes the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing

50  |  USAA High Income Fund

your taxable income rather than as a tax credit. The Fund has made the Foreign Election in one or more previous taxable years, and it is anticipated that certain affiliated Funds will make the Foreign Election for their current taxable year. If the Fund does so, it will report to you shortly after each year your share of the foreign taxes it paid and its foreign-source income.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

Prospectus  |  51

■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

52  |  USAA High Income Fund

USAA HIGH INCOME FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$8.01	$8.27	$7.90	$8.17	$8.91
Income (loss) from investment operations:
Net investment income	.47	.47	.47	.48	.47
Net realized and unrealized gain (loss)	(.10)	(.26)	.37	(.28)	(.68)
Total from investment operations	.37	.21	.84	.20	(.21)
Less distributions from:
Net investment income	(.47)	(.47)	(.47)	(.47)	(.47)
Realized capital gains	—	—	—	—	(.06)
Total distributions	(.47)	(.47)	(.47)	(.47)	(.53)
Redemption fees added to beneficial interests(a)	.00	.00	.00	.00	.00
Net asset value at end of period	$7.91	$8.01	$8.27	$7.90	$8.17
Total return (%)*	4.85	2.65	10.92	2.95	(2.42)
Net assets at end of period (000)	$1,212,711	$1,207,790	$1,225,990	$1,105,081	$1,322,058
Ratios to average daily net assets:**
Expenses (%)(b)	.85(c)	.81	.83	.82	.89
Expenses, excluding reimbursements (%)(b)	.85	.81	.83	.82	.89
Net investment income (%)	5.93	5.79	5.80	6.22	5.46
Portfolio turnover (%)	31	22	21	36	16
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $1,186,080,000.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 0.83% of the Fund Shares’ average daily net assets.

Prospectus  |  53

USAA HIGH INCOME FUND INSTITUTIONAL SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$8.00	$8.26	$7.90	$8.16	$8.91
Income (loss) from investment operations:
Net investment income	.47	.48	.48	.48	.48
Net realized and unrealized gain (loss)	(.09)	(.26)	.36	(.26)	(.69)
Total from investment operations	.38	.22	.84	.22	(.21)
Less distributions from:
Net investment income	(.48)	(.48)	(.48)	(.48)	(.48)
Realized capital gains	—	—	—	—	(.06)
Total distributions	(.48)	(.48)	(.48)	(.48)	(.54)
Redemption fees added to beneficial interests(a)	.00	.00	.00	.00	.00
Net asset value at end of period	$7.90	$8.00	$8.26	$7.90	$8.16
Total return (%)*	4.94	2.74	10.89	3.19	(2.44)
Net assets at end of period (000)	$913,599	$966,124	$970,767	$990,980	$811,060
Ratios to average daily net assets:**
Expenses (%)(b)	.78(c)	.72	.75	.71	.80
Expenses, excluding reimbursements (%)(b)	.78	.72	.75	.71	.80
Net investment income (%)	6.00	5.88	5.89	6.32	5.55
Portfolio turnover (%)	31	22	21	36	16
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $914,725,000.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Institutional Shares to 0.73% of the Institutional Shares’ average daily net assets.

54  |  USAA High Income Fund

USAA HIGH INCOME FUND ADVISER SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$8.03	$8.28	$7.92	$8.18	$8.92
Income (loss) from investment operations:
Net investment income	.46	.46	.46	.44	.45
Net realized and unrealized gain (loss)	(.10)	(.26)	.35	(.25)	(.69)
Total from investment operations	.36	.20	.81	.19	(.24)
Less distributions from:
Net investment income	(.46)	(.45)	(.45)	(.45)	(.45)
Realized capital gains	—	—	—	—	(.06)
Total distributions	(.46)	(.45)	(.45)	(.45)	(.51)
Redemption fees added to beneficial interests	.00(a)	.00(a)	.00(a)	.00(a)	.01
Net asset value at end of period	$7.93	$8.03	$8.28	$7.92	$8.18
Total return (%)*	4.69	2.55	10.49	2.73	(2.67)
Net assets at end of period (000)	$10,021	$10,019	$10,096	$9,183	$12,545
Ratios to average daily net assets:**
Expenses (%)(b)	1.00(f)	1.02(c)	1.08(d)	1.15	1.16(e)
Expenses, excluding reimbursements (%)(b)	1.21	1.13	1.15	1.19	1.21
Net investment income (%)	5.78	5.58	5.55	5.88	5.19
Portfolio turnover (%)	31	22	21	36	16
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $9,835,000.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Prior to December 1, 2017, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.05% of the Adviser Shares’ average daily net assets.
(d)	Prior to December 1, 2016, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.15% of the Adviser Shares’ average daily net assets.
(e)	Prior to December 1, 2014, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.20% of the Adviser Shares’ average daily net assets.
(f)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Adviser Shares to 1.00% of the Adviser Shares’ average daily net assets.

Prospectus  |  55

USAA HIGH INCOME FUND R6 SHARES
	Year Ended July 31,		Period Ended July 31,
	2019	2018	2017***
Net asset value at beginning of period	$8.01	$8.26	$7.98
Income (loss) from investment operations:
Net investment income	.48	.48	.32
Net realized and unrealized gain (loss)	(.10)	(.25)	.28
Total from investment operations	.38	.23	.60
Less distributions from:
Net investment income	(.49)	(.48)	(.32)
Net asset value at end of period	$7.90	$8.01	$8.26
Total return (%)*	4.95	2.94	7.64
Net assets at end of period (000)	$5,214	$5,055	$5,177
Ratios to average daily net assets:**
Expenses (%)(a)	.65(c)	.65	.65(b)
Expenses, excluding reimbursements (%)(a)	.96	.92	1.26(b)
Net investment income (%)	6.13	5.95	5.88(b)
Portfolio turnover (%)	31	22	21
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $5,063,000.
***	R6 Shares commenced operations on December 1, 2016.
(a)	Does not include acquired fund fees, if any.
(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the R6 Shares to 0.65% of the R6 Shares’ average daily net assets.

56  |  USAA High Income Fund

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

40046-1219

December 1, 2019
Prospectus
USAA Money Market Fund
Fund Shares
USAXX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Money Market Fund (the “Fund”) seeks the highest income consistent with preservation of capital and the maintenance of liquidity.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.24%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.38%
Total Annual Fund Operating Expenses	0.62%[a]
(a)	Victory Capital Management Inc., the Fund’s investment adviser (“Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.62% of the Fund through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for the Fund is not continued beyond its expiration date.
1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Prospectus  |  1

Principal Investment Strategy
The Fund invests its assets in high-quality, U.S. dollar-denominated, short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict Securities and Exchange Commission (“SEC”) guidelines applicable to money market funds.
The Fund restricts its investments to instruments that meet certain maturity and quality requirements under the federal securities laws applicable to money market funds. Generally, such investments will be limited to a security with a remaining maturity of 397 calendar days or less that is determined to present minimal credit risk; issued by a money market fund; or issued or guaranteed by the U.S. government or any agency or instrumentality thereof.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Interest Rate Risk – When interest rates rise, debt security prices generally fall. The opposite also generally is true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of debt securities. The Fund’s yield will vary. A sharp and unexpected rise in interest rates could cause the Fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield and could also impair the Fund’s ability to maintain a stable net asset value (“NAV”).
Credit Risk – Credit risk is expected to be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that an issuer will fail to make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Stable Net Asset Value Risk – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor

2  |  USAA Money Market Fund

has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Liquidity Fees and Gates – The Fund may impose liquidity fees on redemptions and/or temporarily suspend redemptions (gates) if the Fund’s weekly liquid assets fall below certain thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate also would delay your ability to redeem your investments in the Fund.
Under applicable federal securities laws, money market funds that qualify as “retail” (retail money market funds) or “government” (government money market funds) are permitted to utilize amortized cost to value their portfolio securities and to transact at a stable $1 NAV per share. The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows the Fund’s average annual total returns for the periods indicated.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

Prospectus  |  3

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 1.49%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.49%	December 31, 2018
Lowest Quarter Return	0.00%	March 31, 2016

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
1.57%	0.45%	0.32%
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

4  |  USAA Money Market Fund

Portfolio Managers
	Title	Tenure with the Fund
Cody Perkins, CFA	Senior Portfolio Manager	Since December 2018
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since July 2019
Purchase and Sale of Shares
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $1,000. The minimum initial purchase is waived with the establishment of a $50 monthly systematic investment.
■	Minimum subsequent investment: $50 (Except on transfers from brokerage accounts, which are exempt from the minimum.)
Investments in the USAA Money Market Fund are limited to natural persons. If the Fund later determines that a shareholder is not a natural person, that shareholder will be provided at least 60 days’ written notice and then redeemed out of the Fund. The Fund may impose liquidity fees or temporarily suspend redemptions (gates) if the Fund’s weekly liquid assets fall below certain thresholds, such as during times of market stress.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Prospectus  |  5

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

6  |  USAA Money Market Fund

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks the highest income consistent with preservation of capital and the maintenance of liquidity. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund invests its assets in high-quality, U.S. dollar-denominated short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict SEC guidelines applicable to money market funds.
■    What are the main types of money market instruments in which the Fund may invest?
The Fund’s portfolio may include, but is not limited to, variable-rate demand notes; commercial paper; U.S. Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; eurodollar and Yankee obligations; and other money market securities.
■    Are there any limits on how much can be invested in one issuer?
Yes. The SEC has set certain diversification requirements for money market funds. Generally, these requirements limit a taxable money market fund’s investments in securities of any issuer to no more than 5% of the Fund’s assets. Also, SEC guidelines do not permit us to invest greater than 10% of the Fund’s assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.

Prospectus  |  7

■    What is the credit quality of the Fund's investments at the time of purchase?
The Fund’s investments consist of high-quality securities that qualify as eligible securities under the federal securities laws that apply to money market funds. In general, an eligible security is defined as a security that is:
❖    Determined to present minimal credit risks to the Fund;
❖    Issued by a money market fund; or
❖    Issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including “prerefunded” and “escrowed to maturity” tax-exempt securities.
In making the determination as to whether a particular investment presents minimal credit risks, we consider, among other things, the issuer or guarantor’s financial condition, sources of liquidity, ability to react to future marketwide and issuer- or guarantor-specific events, the strength of the issuer or guarantor’s industry within the economy, and the issuer or guarantor’s competitive position within its industry. We also may consider comparative prices/yields of the security, certain asset-specific factors, as well as ratings received by the nationally recognized statistical rating organizations (“NRSROs”).
■    Will the Fund always maintain a net asset value (“NAV”) of $1 per share?
We will endeavor to maintain a constant NAV of $1 per share; however, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk. For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities that present minimal credit risk.
There also is a risk that rising interest rates will cause the value of the Fund’s securities to decline. Certain of the securities in which the Fund may invest pay interest at a rate that is periodically adjusted, referred to as adjustable rate securities. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and by maintaining a dollar-weighted average portfolio maturity (“WAM”) for the Fund of 60 days or less and a weighted average life (“WAL”) of 120 days or less. The maturity of each security is calculated based upon SEC guidelines.
Finally, there is the possibility that one or more investments in the Fund may cease to qualify as an “eligible security” resulting in the NAV ceasing to be $1 per share.
Under the federal securities laws applicable to money market funds, retail money market funds and government money market funds are permitted to utilize amortized cost to value their portfolio securities and to transact at a

8  |  USAA Money Market Fund

stable NAV of $1 per share. The Fund qualifies as a retail money market fund in compliance with the requirements of Rule 2a-7; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.
■    How are the decisions to buy and sell securities made?
We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Money market funds sometimes are confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay interest on the account for the use of your money. Up to a certain amount, the FDIC will insure that the bank meets its obligations. This Fund is not a savings account; it is a mutual fund that issues and redeems its shares at the Fund’s NAV per share. Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account may grow over time.
Credit Risk: Credit risk is expected to be low for the Fund because it generally invests in securities that are considered to be high quality. However, it remains possible that a borrower cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

Prospectus  |  9

Interest Rate Risk: The Fund is subject to the risk that the market value of the fixed income securities in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. If interest rates decrease, the yield of the Fund may decrease.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of a Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of a Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt a Fund’s performance.
The Fed’s policy changes and related market speculation as to the timing of potential interest rate increases may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline.
Liquidity Fee and Redemption Gate Risk: The Fund may impose liquidity fees or temporarily suspend redemptions for a period of up to 10 business days in any 90-day period if the weekly liquidity of the Fund’s assets falls below a certain threshold, subject to the determination by the Fund’s Board that such liquidity fee or redemption gate is in the best interest of the Fund. If the weekly liquidity of the Fund’s assets falls below 30% of its total assets, the Fund may either impose a liquidity fee of up to 2% of the value of the shares redeemed or temporarily suspend redemptions. If the weekly liquidity of the Fund’s assets falls below 10% of its total assets, the Fund must impose a minimum 1% liquidity fee on redemptions, unless the Fund’s Board determines that imposing such liquidity fee is not in the best interests of the Fund. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would delay your ability to redeem your investments in the Fund.

10  |  USAA Money Market Fund

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital loses if the Manager is unable to sell a position at the time of the Manager’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.
Structural Risk: Variable-rate demand notes (“VRDNs”) generally are long-term bonds with a demand feature that is used to shorten the maturity. The demand feature represents the right to sell the security back to the remarketer or liquidity provider for repurchase on short notice, normally one day or seven days. Usually, the demand feature is backed by a letter of credit or similar guarantee from a bank. Since we are relying on the demand feature to shorten maturity, the ability to exercise the demand feature would be dependent upon the bank. We would only purchase VRDNs where we were comfortable that the banks would be able to honor their obligation on the demand feature.
Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. We will not purchase a synthetic instrument unless we believe there is only minimal risk that we will not be able to exercise our tender option.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (“SAI”) (the back cover of this prospectus tells you how to do this).

Prospectus  |  11

Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Information relating to the portfolio holdings of the Fund will be posted to usaa.com five business days after the end of each month and will remain posted on the website for six months thereafter. In addition, the Fund will report its dollar-weighted average maturity, weighted average life, and certain other information to the SEC monthly on Form N-MFP, which also will be made public.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the SEC. As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, A Victory Capital Investment Franchise, is responsible for the day-to-day investment management of the Fund.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of 0.24% of the Fund’s average daily net assets. For the period July 1, 2019, to July 31, 2019, the Manager received management fees.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those

12  |  USAA Money Market Fund

required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Managers
Cody Perkins, CFA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since December 2018. Mr. Perkins has 23 years of investment management experience, 18 years of which have been with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas San Antonio. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Andrew Hattman, CFA, CAIA, Victory Capital Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since July 2019. Mr. Hattman has eight years of investment management experience, all of which have been with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.S., United States Military Academy; M.B.A., Harvard University. Mr. Hattman holds CFA and Chartered Alternative Investment Analyst (“CAIA”) designations.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

Prospectus  |  13

Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
The Fund has been designated as a retail money market fund. Accordingly, shares of the Fund are available for sale only to accounts beneficially owned by natural persons (for example, an account owned by an individual who has a Social Security number). If the Fund later determines that a shareholder is

14  |  USAA Money Market Fund

not a natural person, that shareholder will be provided at least 60 days’ written notice and then redeemed out of the Fund.
Shares of the Fund are available through an investment account and through certain financial intermediaries, as described below. You may purchase shares of the Fund through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail. Shares purchased through your investment account will be subject to applicable policies and procedures.
If shares of the Fund are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
$1,000. The minimum initial purchase is waived with the establishment of a $50 monthly systematic investment plan. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
ADDITIONAL PURCHASES
$50 minimum per transaction, per account.

Prospectus  |  15

EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
As discussed in more detail under “Redemptions,” the Fund may impose a liquidity fee or redemption gate when the weekly liquidity of its assets falls below a certain threshold. The Fund will notify shareholders of the imposition and lifting of any liquidity fee or redemption gate via the Fund’s website, usaa.com. Any unprocessed purchase order received prior to such notification will be treated as canceled unless reconfirmed/valid and processed accordingly.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

16  |  USAA Money Market Fund

Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
The Fund may impose liquidity fees or temporarily suspend redemptions for a period of up to 10 business days in any 90-day period if the weekly liquidity of the Fund’s assets falls below a certain threshold, subject to the determination by the Fund’s Board that such liquidity fee or redemption gate is in the best interest of the Fund. If the weekly liquidity of the Fund’s assets falls below 30% of its total assets, the Fund may either impose a liquidity fee of up to 2% of the value of the shares redeemed or temporarily suspend redemptions. If the weekly liquidity of the Fund’s assets falls below 10% of its total assets, the Fund must impose a minimum 1% liquidity fee on redemptions, unless the Fund’s Board determines that imposing such liquidity fee is not in the best interests of the Fund. The Fund will notify shareholders of the imposition and lifting of any liquidity fee or redemption gate via the Fund’s website, usaa.com. When the redemption of the Fund’s shares has been suspended, redemption orders will not be accepted until the Fund has notified shareholders that the redemption gate has been lifted. Any redemption order pending during the imposition of a redemption gate will be cancelled without notice and any shareholder that wishes to redeem will need to submit a new request for redemption. Liquidity fees may be used to offset any losses to the Fund when it seeks to process redemption requests during periods of market stress. Although the tax treatment of liquidity fees is unclear, currently it is expected that a liquidity fee will not have a tax effect for the Fund. If the weekly liquidity of the Fund’s assets falls below 10% of its total assets, the

Prospectus  |  17

Fund’s Board may determine to stop honoring redemptions and liquidate the Fund. In such case, the Fund would first notify the SEC. The Fund would provide notification to shareholders on its website.
REDEEMING SHARES
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

18  |  USAA Money Market Fund

Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.
EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.

Prospectus  |  19

Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.
Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256
Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.

20  |  USAA Money Market Fund

Checkwriting
■	Shareholders invested in the Fund through an account with the Transfer Agent may request that checks be issued for their accounts. You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. Checks written for less than $250 may be returned unpaid. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.

Prospectus  |  21

EXCESSIVE SHORT-TERM TRADING POLICY
At this time, the Board has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.
OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law;
■	Suspend redemptions as provided under SEC rules applicable to money market funds; and
■	Discontinue or otherwise limit the opening of accounts with us.
Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a

22  |  USAA Money Market Fund

financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing

Prospectus  |  23

distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price and, thereafter, assumes a constant amortization to maturity of any premiums or discounts.
Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith by us at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

24  |  USAA Money Market Fund

Repurchase agreements are valued at cost.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
Net investment income (dividends) is accrued daily and distributed on the last business day of each month. Daily dividends are declared at the time the NAV per share is calculated. For investment accounts, dividends begin accruing on shares the day after payment is received. Dividends continue to accrue through either the settlement date or day after settlement date of a redemption, depending on the type of account.
Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise tax. We will automatically reinvest all income dividends and capital gain distributions, if any, in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. When you choose to receive cash dividends by way of electronic funds transfer, we will send them to you after the distribution date each month. We will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.

Prospectus  |  25

■    Shareholder Taxation
Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund.
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

26  |  USAA Money Market Fund

SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Prospectus  |  27

Financial Highlights
The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

28  |  USAA Money Market Fund

USAA MONEY MARKET FUND
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.02	.01	.00(a)	.00(a)	.00(a)
Net realized and unrealized gain(a)	.00	.00	.00	.00	.00
Total from investment operations	.02	.01	.00(a)	.00(a)	.00(a)
Less distributions from:
Net investment income	(.02)	(.01)	(.00)(a)	(.00)(a)	(.00)(a)
Realized capital gains	—	—	(.00)(a)	(.00)(a)	—
Total distributions	(.02)	(.01)	(.00)(a)	(.00)(a)	(.00)(a)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)*	1.97	1.13	.31(b)	.01(b)	.01(b)
Net assets at end of period (000)	$4,878,643	$4,623,610	$4,513,270	$5,606,434	$5,289,252
Ratios to average daily net assets:**
Expenses (%)	.62(d)	.62	.63(b),(c)	.41(b),(c)	.24(b),(c)
Expenses, excluding reimbursements (%)	.62	.62	.63(c)	.67(c)	.65(c)
Net investment income (%)	1.95	1.12	.29	.01	.01
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $4,836,080,000.
(a)	Represents less than $0.01 per share.
(b)	AMCO voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund’s expenses and attempt to prevent a negative yield.
(c)	Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund to 0.62% of the Fund’s average daily net assets.

Prospectus  |  29

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

23457-1219

December 1, 2019
Prospectus
USAA Science & Technology Fund
Fund Shares	Adviser Shares
USSCX	USTCX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Science & Technology Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and Adviser Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Adviser Shares
None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Adviser Shares
Management Fee	0.75%[a]	0.75%[a]
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.30%	0.33%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.06%b,c,[d]	1.34%b,c,[d]
(a)	Victory Capital Management Inc., (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment fee.
(b)	The expense information in the table has been restated to reflect current fees.
(c)	The total annual operating expenses for the Fund Shares and Adviser Shares may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund Shares and Adviser Shares and do not include acquired fund fees and expenses.
(d)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, and brokerage commissions) do not exceed 1.06% of the Fund Shares and 1.34% of the Adviser Shares, respectively, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to

Prospectus  |  1

the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s advisory fee. Thus, the Total Annual Fund Operating Expenses after Reimbursement shown above may differ from the stated expense limitation amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$108	$337	$585	$1,294
Adviser Shares	$136	$425	$734	$1,613
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Fund employs a multi-manager structure with the underlying managers implementing fundamentally driven security selection investment processes that focus on companies exhibiting high levels of growth primarily in the Information Technology and Healthcare sectors. The Fund may invest up to 50% of its assets in foreign securities, including securities issued in emerging markets. The Fund considers equity securities to include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

2  |  USAA Science & Technology Fund

Principal Risks
The Fund’s investments are subject to the following principal risks:
Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.
Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Sector Risk – A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. There is a possibility that the Fund’s investments in companies whose values are highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund’s portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

Prospectus  |  3

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index, additional broad-based securities market indexes with investment characteristics similar to the Fund, and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 19.52%.

4  |  USAA Science & Technology Fund

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.55%	June 30, 2009
Lowest Quarter Return	-16.79%	December 31, 2018
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	-4.33%	12.19%	17.56%
Return After Taxes on Distributions	-7.56%	9.71%	15.96%
Return After Taxes on Distributions and Sale of Fund Shares	-0.23%	9.31%	14.68%
Adviser Shares
Return Before Taxes	-4.55%	11.93%	15.42%*
Indexes
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	-4.38%	8.49%	13.11%
S&P North American Technology Index (reflects no deduction for fees, expenses, or taxes)	2.88%	15.32%	19.14%
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses, or taxes)	6.71%	11.40%	15.16%
Lipper Science & Technology Funds Index (reflects no deduction for taxes)	-3.43%	11.46%	16.79%
*The inception date of the Adviser Shares is August 1, 2010.

Prospectus  |  5

Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Growth (“RS Growth”) investment franchise and its Victory Solutions platform. Wellington Management Company LLP (“Wellington Management”) serves as a subadviser and manages all or a portion of the Fund.
Portfolio Managers
	Title	Tenure with the Fund
Stephen J. Bishop	Portfolio Manager, RS Growth	Since July 2019
Christopher Clark, CFA	Portfolio Manager, RS Growth	Since July 2019
Paul Leung, CFA	Portfolio Manager, RS Growth	Since July 2019
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since July 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since July 2019
John F. Averill, CFA	Senior Managing Director and Global Industry Analyst, Wellington Management	Since 2002
Ann C. Gallo	Senior Managing Director and Global Industry Analyst, Wellington Management	Since 2003
Brian Barbetta	Senior Managing Director and Global Industry Analyst, Wellington Management	Since December 2017
Eunhak Bae	Managing Director and Global Industry Analyst, Wellington Management	Since December 2019
Jeffrey S. Wantman	Managing Director and Global Industry Analyst, Wellington Management	Since December 2019
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have

6  |  USAA Science & Technology Fund

opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus  |  7

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks long-term capital appreciation. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund normally invests at least 80% of its assets in equity securities of companies that are expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.
The Fund considers equity securities to include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high portfolio turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    In what industries will the Fund’s assets be invested?
At least 80% of the Fund’s net assets will be invested in industries such as, but not limited to, health care equipment & services, pharmaceuticals, biotechnology & life sciences, software & services, technology hardware & equipment, semiconductors & semiconductor equipment, telecommunication services, media & entertainment, internet & direct marketing retail, aerospace & defense, and other industries the portfolio managers believe may benefit directly or indirectly from research and development in the science and technology fields. The Fund’s remaining assets may be invested in any other industry.

8  |  USAA Science & Technology Fund

■    May the Fund’s assets be invested in foreign securities?
Yes. Up to 50% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.
■    How are the decisions to buy and sell securities made?
RS Growth
RS Growth performs in-depth analysis in search of what it believes are innovative companies that drive market share gains in technology, leading to sustainable earnings growth and long-term stock price appreciation. RS Growth employs both fundamental analysis and quantitative screening to identify potential investment candidates with greater earnings potential than expected by the market. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the potential reward relative to risk of each security based in part on RS Growth’s proprietary earnings calculations.
Victory Solutions
In making investment decisions for the Fund, Victory Solutions will invest the Fund’s assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund’s other investment managers, Victory Solutions will customize its portion of the Fund’s assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund’s investment objective and/or risk mitigation.
Wellington Management
Security selection decisions are based on in-depth fundamental analysis and valuation. For stocks purchased for the portfolio, Wellington Management typically favors the following attributes: a positive change in operating results is anticipated; unrecognized or undervalued capabilities are present; and high-quality management that is able to deliver shareholder value.
Wellington Management typically will sell stocks when: target prices are achieved; there is a negative change in the company’s fundamental outlook; or more attractive valuations are available in a comparable company.

Prospectus  |  9

TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

10  |  USAA Science & Technology Fund

■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been postponed until January 31, 2020. There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital loses if the Manager is unable to sell a position at the time of the Manager’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (NAV) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment

Prospectus  |  11

techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively.
Portfolio Turnover Risk: The Fund may change its portfolio holdings on a frequent basis, which may result in high portfolio turnover likely to exceed 100%, varying from year to year depending on the frequency of the trades. When the Fund engages in active and frequent trading, it will pay more in brokerage commissions than it would if it did not actively and frequently trade. The Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not actively and frequently trade.
Science and Technology Sector Risk: A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. There is a possibility that the Fund’s investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund’s portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy

12  |  USAA Science & Technology Fund

changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
■	Computer Systems Risk: In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (“SAI”) (the back cover of this prospectus tells you how to do this).
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of October 31, 2019, the Adviser managed and advised assets totaling in excess

Prospectus  |  13

of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. RS Growth, a Victory Capital investment franchise, and its Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team. As stated further below, the Adviser has also retained a subadviser to manage all or a portion of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.75% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Science & Technology Funds Index, which tracks the total return performance of funds within the Lipper Science & Technology Funds category. This category includes funds that invest at least 65% of their equity portfolio in science and technology stocks. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the

14  |  USAA Science & Technology Fund

denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Science & Technology Funds Index over that period, even if the Fund had overall negative returns during the performance period.
Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class and a performance adjustment that decreased the base investment management fee of 0.75% by (0.03)% for the Fund Shares and (0.04)% for the Adviser Shares. For the period July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions.
INVESTMENT SUBADVISER(S)
The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for determining how the Fund’s assets should be allocated to the subadviser(s). The allocation for a subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

Prospectus  |  15

The Adviser has entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and the Adviser. Wellington Management is compensated directly by the Adviser and not by the Fund.
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,102 billion in assets.
Portfolio Managers
RS Growth
Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Mr. Bishop earned a B.A. from the University of Notre Dame and an M.B.A. from Harvard Business School. He has co-managed a portion of the Fund since July 2019.
Christopher Clark is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Clark has been a member of RS Growth Team since joining the firm in May 2007. Mr. Clark holds a B.A. in economics from the University of Virginia. Mr. Clark is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Paul Leung is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.

16  |  USAA Science & Technology Fund

Victory Solutions
Mannik S. Dhillon, CFA, CAIA, serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
Wasif A. Latif, Head of Investments, VictoryShares and Solutions, has co-managed the Fund since July 2019. Mr. Latif has 20 years of investment management experience, 10 years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019.
Wellington Management
The Fund is managed by teams of senior investment professionals.
John F. Averill, CFA, Senior Managing Director, and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the technology portion of the Fund since 2002.
Ann C. Gallo, Senior Managing Director, and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the health science portion of the Fund since 2003.
Brian Barbetta, Senior Managing Director, and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2012. Mr. Barbetta has been involved in portfolio management and securities analysis for the technology portion of the Fund since December 2017.
Eunhak Bae, Managing Director and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2017. Ms. Bae has been involved in portfolio management and securities analysis for the technology portion of the Fund since December 2019.
Jeffrey S. Wantman, Managing Director and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2010. Mr. Wantman has been involved in portfolio management and securities analysis for the technology portion of the Fund since December 2019.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
CHANGE OF SUBADVISERS
We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend

Prospectus  |  17

subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by Victory Capital. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ

18  |  USAA Science & Technology Fund

in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a

Prospectus  |  19

transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative services.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.

20  |  USAA Science & Technology Fund

Adviser Shares:
There is no subsequent purchase minimum for investments in Adviser Shares, but financial intermediaries may require their clients to meet different subsequent purchase requirements.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis

Prospectus  |  21

in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of

22  |  USAA Science & Technology Fund

shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Adviser Shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders on the next business day after receipt in “proper form” as provided in the section titled Important Transaction Information. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Converting Shares
CONVERTING FROM ADVISER SHARES TO FUND SHARES
If you hold Adviser Shares through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your USAA investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Adviser Shares to Fund Shares.
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion,

Prospectus  |  23

depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.
EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

24  |  USAA Science & Technology Fund

Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.
Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256

Prospectus  |  25

Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.

26  |  USAA Science & Technology Fund

EXCESSIVE SHORT-TERM TRADING
The affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the affiliated Funds’ policies and procedures state that:
■	Each affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the affiliated Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an affiliated Fund’s NAV.
THE AFFILIATED FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The affiliated Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The affiliated

Prospectus  |  27

Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.
The affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus

28  |  USAA Science & Technology Fund

accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;

Prospectus  |  29

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
DISTRIBUTION AND SERVICE FEES
The Fund has adopted a distribution plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended, with respect to Adviser Shares. Under the Rule 12b-1 Plan, the Fund pays annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor, or such other entities as the Fund’s Board may approve (the “Payee”), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Adviser Shares and/or providing services to shareholders of Adviser Shares. Under the Rule 12b-1 Plan, such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Adviser Shares of the Fund and relating (among other things) to:
■	compensation to the Payee and its employees;
■	payment of the Payee’s expenses, including overhead and communication expenses;
■	compensation to broker-dealers, financial intermediaries, and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares;
■	printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;

30  |  USAA Science & Technology Fund

■	the preparation and distribution of sales literature and advertising materials;
■	responding to inquiries from shareholders or their financial representatives requesting information regarding the affiliated Funds; and
■	responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers and the distributor may retain part of this fee as compensation for providing these services. If the fees received by the distributor under the Rule 12b-1 Plan exceed its expenses, the distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund’s shares, the Adviser Shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Adviser Shares to investors. For additional information about the Rule 12b-1 Plan and its terms, see Multiple Class Information in the SAI.
Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Prospectus  |  31

In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments

32  |  USAA Science & Technology Fund

described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s) will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we

Prospectus  |  33

determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may

34  |  USAA Science & Technology Fund

differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays distributions of net investment income (“dividends”) annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses

Prospectus  |  35

from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

36  |  USAA Science & Technology Fund

Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive

Prospectus  |  37

individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Adviser Shares for the Fund over the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares and Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

38  |  USAA Science & Technology Fund

USAA SCIENCE & TECHNOLOGY FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$29.19	$26.89	$22.03	$23.07	$20.96
Income (loss) from investment operations:
Net investment income (loss)	.01	.00(a)	.05	(.01)	.27
Net realized and unrealized gain	2.83	4.50	5.68	.37	4.35
Total from investment operations	2.84	4.50	5.73	.36	4.62
Less distributions from:
Net investment income	—	—	—	—	(.31)
Realized capital gains	(3.64)	(2.20)	(.87)	(1.40)	(2.20)
Total distributions	(3.64)	(2.20)	(.87)	(1.40)	(2.51)
Net asset value at end of period	$28.39	$29.19	$26.89	$22.03	$23.07
Total return (%)*	12.79	17.55	27.05	1.74	23.45
Net assets at end of period (000)	$1,383,956	$1,328,080	$1,137,256	$901,629	$853,755
Ratios to average daily net assets:**
Expenses (%)(b),(c)	1.02(d)	1.04	1.14	1.17	1.18
Expenses, excluding reimbursements (%)(b),(c)	1.02	1.04	1.14	1.17	1.18
Net investment income (loss) (%)	(.39)	(.31)	(.28)	(.24)	.52
Portfolio turnover (%)	109(e)	56	75	83	73
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $1,284,148,000.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 1.06% of the Fund Shares’ average daily net assets.
(e)	Reflects increased trading activity due to current year transition or asset allocation shift.

Prospectus  |  39

USAA SCIENCE & TECHNOLOGY FUND ADVISER SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$28.49	$26.36	$21.67	$22.77	$20.78
Income (loss) from investment operations:
Net investment income (loss)	(.07)	(.08)	(.02)	(.07)	.13(a)
Net realized and unrealized gain	2.75	4.41	5.58	.37	4.39(a)
Total from investment operations	2.68	4.33	5.56	.30	4.52(a)
Less distributions from:
Net investment income	—	—	—	—	(.33)
Realized capital gains	(3.64)	(2.20)	(.87)	(1.40)	(2.20)
Total distributions	(3.64)	(2.20)	(.87)	(1.40)	(2.53)
Net asset value at end of period	$27.53	$28.49	$26.36	$21.67	$22.77
Total return (%)*	12.52	17.24	26.71	1.48	23.18
Net assets at end of period (000)	$104,773	$115,229	$115,559	$122,430	$122,019
Ratios to average daily net assets:**
Expenses (%)(b),(c)	1.29(d),(h)	1.31(e)	1.41(f)	1.42	1.42
Expenses, excluding reimbursements (%)(b),(c)	1.29	1.31	1.42	1.42	1.42
Net investment income (loss) (%)	(.65)	(.57)	(.55)	(.50)	.59
Portfolio turnover (%)	109(g)	56	75	83	73
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $103,414,000.
(a)	Calculated using average shares.
(b)	Does not include acquired fund fees, if any.
(c)	Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d)	Prior to December 1, 2018, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.35% of the Adviser Shares’ average daily net assets.
(e)	Prior to December 1, 2017, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.35% of the Adviser Shares’ average daily net assets.
(f)	Prior to December 1, 2016, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.40% of the Adviser Shares’ average daily net assets.
(g)	Reflects increased trading activity due to current year transition or asset allocation shift.
(h)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Adviser Shares to 1.34% of the Adviser Shares’ average daily net assets.

40  |  USAA Science & Technology Fund

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

30227-1219

December 1, 2019
Prospectus
USAA Short-Term Bond Fund
Fund Shares	Institutional Shares	Adviser Shares	R6 Shares
USSBX	UISBX	UASBX	URSBX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Short-Term Bond Fund (the “Fund”) seeks high current income consistent with preservation of principal.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares	Adviser Shares	R6 Shares
None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares	R6 Shares
Management Fee	0.20%[a]	0.20%[a]	0.20%[a]	0.20%[a]
Distribution and/or Service (12b-1) Fees	None	None	0.25%	None
Other Expenses	0.33%	0.23%	0.34%	0.48%
Total Annual Fund Operating Expenses	0.53%[b]	0.43%[b]	0.79%[b]	0.68%[b]
Fee Waiver/Reimbursement	None	None	(0.06%)	(0.29%)
Total Annual Fund Operating Expenses after Reimbursement	0.53%[c]	0.43%[c]	0.73%[c]	0.39%[c]
(a)	Victory Capital Management Inc., (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment fee.
(b)	The expense information in the table has been restated to reflect current fees.
(c)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.53% of the Fund Shares, 0.43% of the Institutional Shares, 0.73% of the Adviser Shares, and 0.39% of the R6 Shares, through at

Prospectus  |  1

least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$54	$170	$296	$665
Inst. Shares	$44	$138	$241	$542
Adviser Shares	$75	$243	$429	$969
R6 Shares	$40	$171	$332	$802
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, and their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. Although the Fund will invest primarily in investment-grade securities, the Fund also may invest

2  |  USAA Short-Term Bond Fund

up to 10% of its net assets in below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. The Fund also may invest up to 20% of its assets in foreign debt securities, including non-dollar-denominated securities and emerging-markets securities. The Fund’s 80% policy may be changed upon at least 60 days’ written notice to shareholders.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Interest Rate Risk – Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time.
Liquidity Risk – The Fund is subject to liquidity risk, which is the risk that the Fund’s investments generally may not be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities. The market for lower-quality debt securities generally is less liquid than the market for higher-quality debt securities. Therefore, large purchases or sales could cause sudden and significant price

Prospectus  |  3

changes in these securities. Many lower-quality debt securities do not trade frequently; however, when they do trade, the trade price may be substantially higher or lower than expected.
Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Legislative Risk – Changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and such policies could have an adverse impact on the value of the Fund’s investments and the Fund’s net asset value (“NAV”).
U.S. Government Sponsored Enterprises (“GSEs”) Risk – While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of the issuing agency, instrumentality,

4  |  USAA Short-Term Bond Fund

or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If such a GSE were to default on its obligations, the Fund might not be able to recover its investment.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has four classes of shares: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

Prospectus  |  5

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 4.10%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.12%	June 30, 2009
Lowest Quarter Return	-0.90%	June 30, 2013
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

6  |  USAA Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	1.23%	1.64%	3.39%
Return After Taxes on Distributions	0.24%	0.80%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	0.73%	0.88%	2.23%
Institutional Shares
Return Before Taxes	1.34%	1.75%	3.55%
Adviser Shares
Return Before Taxes	1.03%	1.42%	1.74%*
R6 Shares
Return Before Taxes	1.53%	2.09%*	N/A
Indexes
Bloomberg Barclays 1-3 Year Credit Index (reflects no deduction for fees, expenses, or taxes)	1.64%	1.47%	2.96%
Lipper Short Investment Grade Debt Funds Index (reflects no deduction for taxes)	1.16%	1.29%	2.71%
* The inception dates of the Adviser Shares and the R6 Shares are August 1, 2010, and December 1, 2016, respectively.
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

Prospectus  |  7

Portfolio Managers
	Title	Tenure with the Fund
Brian W. Smith, CFA, CPA	Senior Portfolio Manager	Since 2013
Julianne Bass, CFA	Senior Portfolio Manager	Since 2007
John Spear, CFA	Senior Portfolio Manager	Since November 2016
Kurt Daum, J.D.	Senior Portfolio Manager	Since November 2016
James F. Jackson Jr., CFA	Senior Portfolio Manager	Since July 2019
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since July 2019
Douglas J. Rollwitz, CFA, CPA	Portfolio Manager	Since December 2019
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

8  |  USAA Short-Term Bond Fund

R6 Shares:
R6 Shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. There is no minimum initial investment amount or minimum subsequent investment for R6 Shares. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus  |  9

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks high current income consistent with the preservation of principal. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund normally invests at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. Although the Fund will invest primarily in investment-grade securities, the Fund also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    What types of debt securities may be included in the Fund’s portfolio?
The Fund will invest primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. While these securities are primarily U.S. dollar-denominated debt, the Fund may invest up to 20% of its assets in foreign debt securities, including non-dollar-denominated securities and emerging-markets securities. The Fund also may use derivatives, such as futures, options, and swaps, to increase or decrease its exposure to changing security prices or other factors that affect security values, in an effort to enhance income, to protect the value

10  |  USAA Short-Term Bond Fund

of portfolio securities, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
Certain bond and money market instruments, such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), interest-only CMBS securities (“CMBS IOs”), periodic auction reset bonds, loan interests and direct debt instruments, eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (“SAI”). The Fund is limited to investing 20% of its net assets in preferred and convertible securities.
■    What is the credit quality of the debt securities?
The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) approved by the Securities and Exchange Commission (“SEC”), or unrated securities determined by the Adviser to be of comparable investment quality at the time of purchase. Below are the investment-grade credit ratings for two of the NRSROs:
Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
S&P Global Ratings	At least BBB –	At least A–3 or SP–2
In addition, the Fund may invest up to 10% of its net assets in securities that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been less than that of the equity market as a whole. Below-investment-grade securities also may be less liquid than investment-grade securities.
You will find more information about the above debt ratings in the Fund’s SAI.

Prospectus  |  11

■    How are the decisions to buy and sell securities made?
We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market.
We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Mortgage-backed securities are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
Asset-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund, this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the

12  |  USAA Short-Term Bond Fund

nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities also may be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.
Asset-backed security values also may be affected by other factors including the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.
If the Fund purchases asset-backed or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults generally is higher in the case of mortgage pools that include such subprime mortgages. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s net asset value (“NAV”) and total return adversely during the time the Fund holds these securities.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be

Prospectus  |  13

influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities varying from the highest quality to the very speculative have some degree of credit risk. The Fund accepts some credit risk as a recognized means to enhance investors’ return. To the extent the Fund invests in government securities, credit risk will be limited.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that interest or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. We attempt to minimize a Fund’s overall credit risk by primarily investing in fixed-income securities considered at least investment grade at the time of purchase. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk

14  |  USAA Short-Term Bond Fund

characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.
Currency Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchanged-traded funds (“ETFs”), or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, proposed and current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund

Prospectus  |  15

experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been postponed until January 31, 2020. There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.
U.S. Government Sponsored Enterprises (“GSEs”) Risk: While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as Government National Mortgage Association (“Ginnie Mae”), are

16  |  USAA Short-Term Bond Fund

supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. Therefore, if such a GSE were to default on its obligations, the Fund might not be able to recover its investment. GSEs also may be subject to Credit Risk and Interest Rate Risk. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.
High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.
Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction

Prospectus  |  17

costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that

18  |  USAA Short-Term Bond Fund

hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
The Fed’s policy changes and related market speculation as to the timing of potential interest rate increases may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline.
Legislative Risk: The Fund may be subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital loses if the Manager is unable to sell a position at the time of the Manager’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.
Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision,

Prospectus  |  19

software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest

20  |  USAA Short-Term Bond Fund

rates fall, homeowners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates.
On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Repurchase Agreement Risk: Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund, in that a defaulting counterparty could delay or prevent the Fund’s recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's SAI (the back cover of this prospectus tells you how to do this).
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

Prospectus  |  21

Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the SEC. As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, A Victory Capital Investment Franchise, is responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.20% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Short Investment Grade Debt Funds Index, which tracks the total return performance of funds within the Lipper Short Investment Grade Debt Funds category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:

22  |  USAA Short-Term Bond Fund

Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Short Investment Grade Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period.
Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class and a performance adjustment that increased the base investment management fee of 0.20% by 0.04% for the Fund Shares, 0.04% for the Institutional Shares, 0.03% for the Adviser Shares, and 0.03% for the R6 Shares. For the period from July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc.,

Prospectus  |  23

(formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions for all share classes other than R6 Shares.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Managers
Julianne Bass, CFA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2007. Ms. Bass has 32 years of investment management experience including 20 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Brian W. Smith, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2013. Mr. Smith has 20 years of investment management experience including 34 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at San Antonio. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
John Spear, CFA, Victory Capital Senior Portfolio Manager and Chief Investment Officer–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since November 2016. He has 33 years of investment management experience including 22 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., Western Illinois University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

24  |  USAA Short-Term Bond Fund

Kurt Daum, J.D., Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since November 2016. Mr. Daum has 18 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.
James F. Jackson, CFA, Victory Capital Senior Portfolio Manager and Head of Fixed Income Portfolio Management–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since July 2019. Mr. Jackson has 19 years of investment management experience including 10 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan and a B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
R. Neal Graves, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since July 2019. Mr. Graves has 25 years of finance related experience including 19 years of investment management experience with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: Master in Professional Accounting, University of Texas at Austin and a B.B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Douglas J. Rollwitz, CFA, CPA, Victory Capital Portfolio Manager-USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since December 2019. Mr. Rollwitz has 19 years of investment management experience including 22 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at Arlington. He holds the CFA designation and is a member of the CFA Institute and the San Antonio Financial Analysts Society.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another

Prospectus  |  25

application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.

26  |  USAA Short-Term Bond Fund

The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and through certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as an affiliated fund participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time.

Prospectus  |  27

Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative services.
R6 Shares:
The R6 Shares are a separate share class of the Fund and are not a separate mutual fund. The R6 Shares are available for investment by participants in certain employer-sponsored retirement plans. R6 Shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.
Retirement plans eligible for the R6 Shares include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the investment provider). The R6 Shares also are available to endowment funds and foundations, if approved by the Fund’s distributor.
The R6 Shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

28  |  USAA Short-Term Bond Fund

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
R6 Shares:
There is no minimum initial investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA affiliated products.
Adviser Shares:
There is no subsequent purchase minimum for investments in Adviser Shares, but financial intermediaries may require their clients to meet different subsequent purchase requirements.
R6 Shares:
There is no subsequent purchase minimum for investments in R6 Shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Prospectus  |  29

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

30  |  USAA Short-Term Bond Fund

REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

Prospectus  |  31

Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Adviser Shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders on the next business day after receipt in “proper form” as provided in the section titled Important Transaction Information. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
R6 Shares:
R6 Shares generally may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Shareholders of R6 Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request, prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), in “proper form,” as provided in the section titled Important Transaction Information. The redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowment funds) for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

32  |  USAA Short-Term Bond Fund

Converting Shares
CONVERTING FROM INSTITUTIONAL SHARES TO FUND SHARES
If you no longer meet the eligibility requirements to invest in Institutional Shares (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
CONVERTING FROM ADVISER SHARES TO FUND SHARES OR INSTITUTIONAL SHARES
If you hold Adviser Shares through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Adviser Shares to Fund Shares or Institutional Shares, as applicable.
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.

Prospectus  |  33

EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.

34  |  USAA Short-Term Bond Fund

Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256
Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
Checkwriting
■	Shareholders invested in the Fund through an account with the Transfer Agent may request that checks be issued for their accounts. You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. Checks written for less than $250 may be returned unpaid. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

Prospectus  |  35

IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
EXCESSIVE SHORT-TERM TRADING POLICY
At this time, the Board has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

36  |  USAA Short-Term Bond Fund

OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of R6 Shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Fund does not pay any service, distribution, or administrative fees to financial intermediaries for R6 Shares. As a result, the R6 Shares pay lower fees. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

Prospectus  |  37

DISTRIBUTION AND SERVICE FEES
The Fund has adopted a distribution plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended, with respect to Adviser Shares. Under the Rule 12b-1 Plan, the Fund pays annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor, or such other entities as the Fund’s Board may approve (the “Payee”), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Adviser Shares and/or providing services to shareholders of Adviser Shares. Under the Rule 12b-1 Plan, such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Adviser Shares of the Fund and relating (among other things) to:
■	compensation to the Payee and its employees;
■	payment of the Payee’s expenses, including overhead and communication expenses;
■	compensation to broker-dealers, financial intermediaries, and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares;
■	printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
■	the preparation and distribution of sales literature and advertising materials;
■	responding to inquiries from shareholders or their financial representatives requesting information regarding the affiliated Funds; and
■	responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers and the distributor may retain part of this fee as compensation for providing these services. If the fees received by the distributor under the Rule 12b-1 Plan exceed its expenses, the distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund’s shares, the Adviser Shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Adviser Shares to investors. For additional information about the Rule 12b-1 Plan and its terms, see Multiple Class Information in the SAI.

38  |  USAA Short-Term Bond Fund

Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about

Prospectus  |  39

the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on R6 Shares.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide

40  |  USAA Short-Term Bond Fund

variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchanged-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

Prospectus  |  41

Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
Distributions from the Fund’s net investment income (“dividends”) are accrued daily and distributed on the last business day of each month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares the day following the effective date of purchase and continue to accrue to, and including, the effective date of their redemption. When you choose to receive cash dividends by way of electronic funds transfer, we will send them to you after the distribution date each month.
Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example,

42  |  USAA Short-Term Bond Fund

the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and

Prospectus  |  43

20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or

44  |  USAA Short-Term Bond Fund

■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be

Prospectus  |  45

read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

46  |  USAA Short-Term Bond Fund

USAA SHORT-TERM BOND FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.06	$9.21	$9.20	$9.15	$9.23
Income (loss) from investment operations:
Net investment income	.24	.20	.17	.16	.15
Net realized and unrealized gain (loss)	.15	(.15)	.01	.05	(.08)
Total from investment operations	.39	.05	.18	.21	.07
Less distributions from:
Net investment income	(.24)	(.20)	(.17)	(.16)	(.15)
Realized capital gains	(.00)(a)	(.00)(a)	—	—	(.00)(a)
Total distributions	(.24)	(.20)	(.17)	(.16)	(.15)
Net asset value at end of period	$9.21	$9.06	$9.21	$9.20	$9.15
Total return (%)*	4.43	.54	2.02	2.34	.83
Net assets at end of period (000)	$1,167,973	$1,188,259	$1,301,428	$1,400,054	$1,823,922
Ratios to average daily net assets:**
Expenses (%)(b)	.57(c)	.59	.63	.61	.62
Expenses, excluding reimbursements (%)(b)	.57	.59	.63	.61	.62
Net investment income (%)	2.68	2.18	1.90	1.76	1.65
Portfolio turnover (%)	48	39	31	22	31
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $1,166,978,000.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 0.53% of the Fund Shares’ average daily net assets.

Prospectus  |  47

USAA SHORT-TERM BOND FUND INSTITUTIONAL SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.06	$9.21	$9.20	$9.15	$9.23
Income (loss) from investment operations:
Net investment income	.25	.21	.18	.17	.16
Net realized and unrealized gain (loss)	.14	(.15)	.01	.05	(.08)
Total from investment operations	.39	.06	.19	.22	.08
Less distributions from:
Net investment income	(.25)	(.21)	(.18)	(.17)	(.16)
Realized capital gains	(.00)(a)	(.00)(a)	—	—	(.00)(a)
Total distributions	(.25)	(.21)	(.18)	(.17)	(.16)
Net asset value at end of period	$9.20	$9.06	$9.21	$9.20	$9.15
Total return (%)*	4.42	.65	2.13	2.44	.95
Net assets at end of period (000)	$1,822,756	$2,025,651	$1,954,307	$1,942,385	$2,237,771
Ratios to average daily net assets:**
Expenses (%)(b)	.47(c)	.48	.53	.51	.50
Expenses, excluding reimbursements (%)(b)	.47	.48	.53	.51	.50
Net investment income (%)	2.78	2.29	2.00	1.87	1.76
Portfolio turnover (%)	48	39	31	22	31
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $2,040,048,000.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Institutional Shares to 0.43% of the Institutional Shares’ average daily net assets.

48  |  USAA Short-Term Bond Fund

USAA SHORT-TERM BOND FUND ADVISER SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.06	$9.21	$9.20	$9.15	$9.23
Income (loss) from investment operations:
Net investment income	.22	.18	.16	.14	.13
Net realized and unrealized gain (loss)	.15	(.15)	.01	.05	(.08)
Total from investment operations	.37	.03	.17	.19	.05
Less distributions from:
Net investment income	(.22)	(.18)	(.16)	(.14)	(.13)
Realized capital gains	(.00)(a)	(.00)(a)	—	—	(.00)(a)
Total distributions	(.22)	(.18)	(.16)	(.14)	(.13)
Net asset value at end of period	$9.21	$9.06	$9.21	$9.20	$9.15
Total return (%)*	4.17	.38	1.82	2.08	.59
Net assets at end of period (000)	$15,222	$23,030	$21,532	$12,747	$13,304
Ratios to average daily net assets:**
Expenses (%)(b)	.82(d)	.74	.82	.86	.85(c)
Expenses, excluding reimbursements (%)(b)	.82	.74	.82	.86	.85
Net investment income (%)	2.43	2.02	1.70	1.52	1.41
Portfolio turnover (%)	48	39	31	22	31
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $17,051,000.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares’ average daily net assets.
(d)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Adviser Shares to 0.73% of the Adviser Shares’ average daily net assets.

Prospectus  |  49

USAA SHORT-TERM BOND FUND R6 SHARES
	Year Ended July 31,		Period Ended July 31,
	2019	2018	2017***
Net asset value at beginning of period	$9.07	$9.21	$9.12
Income (loss) from investment operations:
Net investment income	.26	.22	.13
Net realized and unrealized gain (loss)	.14	(.14)	.09
Total from investment operations	.40	.08	.22
Less distributions from:
Net investment income	(.26)	(.22)	(.13)
Realized capital gains	(.00)(a)	(.00)(a)	—
Total distributions	(.26)	(.22)	(.13)
Net asset value at end of period	$9.21	$9.07	$9.21
Total return (%)*	4.50	.85	2.43
Net assets at end of period (000)	$5,456	$5,142	$5,129
Ratios to average daily net assets:**
Expenses (%)(b)	.39(d)	.39	.39(c)
Expenses, excluding reimbursements (%)(b)	.71	.67	1.02(c)
Net investment income (%)	2.86	2.38	2.14(c)
Portfolio turnover (%)	48	39	31
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $5,214,000.
***	R6 Shares commenced operations on December 1, 2016.
(a)	Represents less than $0.01 per share.
(b)	Does not include acquired fund fees, if any.
(c)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the R6 Shares to 0.39% of the R6 Shares’ average daily net assets.

50  |  USAA Short-Term Bond Fund

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

23456-1219

December 1, 2019
Prospectus
USAA Small Cap Stock  Fund
Fund Shares	Institutional Shares
USCAX	UISCX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Small Cap Stock Fund (the “Fund”) seeks long-term growth of capital.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and Institutional Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares
None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee	0.75%[a]	0.75%[a]
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.34%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.10%[b]	1.00%[b]
Fee Waiver/Reimbursement	None	(0.01%)
Total Annual Fund Operating Expenses after Reimbursement	1.10%c,[d]	0.99%c,[d]
(a)	Victory Capital Management Inc., (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment fee.
(b)	The expense information in the table has been restated to reflect current fees.
(c)	The total annual operating expenses for the Fund Shares and Institutional Shares may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund Shares and Institutional Shares and do not include acquired fund fees and expenses.

Prospectus  |  1

(d)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, and brokerage commissions) do not exceed 1.10% of the Fund Shares and 0.98% of the Institutional Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$112	$350	$606	$1,340
Inst. Shares	$101	$317	$551	$1,223
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. The Fund employs a multi-manager structure with the underlying managers implementing fundamentally driven security selection investment processes that focus on companies that may exhibit attractive levels of quality, value,

2  |  USAA Small Cap Stock Fund

and/or growth. The Fund considers equity securities to include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. Market capitalization of the companies may change with market conditions and with the composition of each index.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Small-Capitalization Stock Risk – The Fund is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.
Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.
Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial

Prospectus  |  3

markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index, an additional broad-based securities market index with investment characteristics similar to the Fund, and an index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

4  |  USAA Small Cap Stock Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 16.38%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.96%	September 30, 2009
Lowest Quarter Return	-21.41%	September 30, 2011
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Prospectus  |  5

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	-9.92%	2.77%	11.22%
Return After Taxes on Distributions	-12.65%	0.52%	9.67%
Return After Taxes on Distributions and Sale of Fund Shares	-4.14%	1.94%	9.12%
Institutional Shares
Return Before Taxes	-9.90%	2.90%	11.51%
Indexes
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-11.01%	4.41%	11.97%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	-8.48%	6.33%	13.60%
Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	-11.19%	4.33%	12.23%
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s Munder Capital Management (“Munder”) investment franchise and its Victory Solutions platform. Wellington Management Company LLP (“Wellington Management”), Granahan Investment Management, Inc. (“GIMI”), and ClariVest Asset Management LLC (“ClariVest”) serve as subadvisers to manage all or a portion of the Fund.

6  |  USAA Small Cap Stock Fund

Portfolio Managers
	Title	Tenure with the Fund
Tony Y. Dong, CFA	Chief Investment Officer, Munder	Since July 2019
Robert E. Crosby	Senior Portfolio Manager, Munder	Since July 2019
Robert Glise, CFA	Senior Portfolio Manager and Equity Analyst, Munder	Since July 2019
Gavin Hayman, CFA	Portfolio Manager and Senior Equity Analyst, Munder	Since July 2019
Brian S. Matuszak, CFA	Senior Portfolio Manager, Munder	Since July 2019
Sean D. Wright, CFA	Equity Analyst, Munder	Since July 2019
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since July 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since July 2019
Timothy J. McCormack, CFA	Senior Managing Director and Equity Portfolio Manager, Wellington Management	Since 2003
Shaun F. Pedersen	Senior Managing Director and Equity Portfolio Manager, Wellington Management	Since 2004
Edmond C. Griffin, CFA	Managing Director and Equity Portfolio Manager, Wellington Management	Since December 2019
Gary C. Hatton, CFA	Co-Founder, Chief Investment Officer, and Senior Managing Director, GIMI	Since 2012
Jennifer M. Pawloski	Senior Vice President, Managing Director, and Portfolio Manager, GIMI	Since 2012
Andrew L. Beja, CFA	Senior Vice President, Managing Director, and Portfolio Manager, GIMI	Since 2012
David M. Rose, CFA	Senior Vice President, Managing Director, and Portfolio Manager, GIMI	Since 2015
Jeffrey A. Harrison, CFA	Senior Vice President, Managing Director, and Portfolio Manager, GIMI	Since 2015
Todd Wolter, CFA	Chief Investment Officer - U.S. and Alternative Strategies, and Lead Portfolio Manager, ClariVest	Since May 2017
Michael Waterman, CFA	Portfolio Manager, ClariVest	Since May 2017

Prospectus  |  7

Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8  |  USAA Small Cap Stock Fund

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks long-term growth of capital. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund normally invests at least 80% of its assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.
The Fund considers equity securities to include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high portfolio turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    What defines small-cap stocks?
The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. Keep in mind that the market capitalization of the companies listed in each index may change with market conditions and with the composition of each index. Standard & Poor’s makes changes to the S&P SmallCap 600 Index when needed, whereas the Russell 2000 Index is reconstituted on an annual basis (with certain additions and deletions made between reconstitutions).

Prospectus  |  9

■    Will the Fund continue to hold these securities if their market capitalization no longer meets this definition?
For purposes of this Fund’s investment strategy, companies whose market capitalizations no longer fall within the above definition will continue to be considered small cap, and the Fund may continue to hold the security.
■    May the Fund’s assets be invested in foreign securities?
Yes. Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
■    How are the decisions to buy and sell securities made?
Munder
Munder chooses the Fund’s investments by reviewing the earnings growth of all publicly traded small capitalization companies over the past three years and selecting from those companies primarily based on: above-average, consistent earnings growth; financial stability; relative valuation; strength of industry position and management team; and price changes compared to the Russell 2000® Growth Index. Munder’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.
Victory Solutions
Victory Solutions seeks to create a diversified portfolio of stocks that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. Victory Solutions uses quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. The team allocates the Fund’s exposure to these factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the portfolio. Victory Solutions may engage in active and frequent trading of portfolio holdings for the portion of the Fund’s assets it manages and will sell an investment if the above-mentioned attributes are not compelling as compared to those of another investment choice.
Wellington Management
Wellington Management’s small-cap value approach seeks to identify high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small-cap market. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (e.g., share repurchase or dividends).

10  |  USAA Small Cap Stock Fund

In its research efforts, Wellington Management seeks to understand the dynamics of the industry in which the company operates. This includes the factors that have enabled the company to earn above-average rates of return and the sustainability of those factors. The quality of the management, strategic direction, and expectations with regard to the use of current and future cash flows also are integral components of the valuation process.
Stocks are sold when they achieve Wellington Management’s target prices, appreciate substantially beyond Wellington Management’s market capitalization limits, incur fundamental disappointments, or when other better investments are available.
GIMI
In selecting investments for the Fund, GIMI employs fundamental, bottom-up research to invest in stocks of companies that, in the portfolio manager’s opinion, exhibit a critical combination of superior growth prospects and attractive stock valuations. GIMI believes that over a three- to five-year period, company earnings and enterprise growth drive stock prices; but over shorter time periods, stock valuation and market sentiment variations can have an equally vital impact. GIMI believes it is important to consider both. GIMI utilizes a proprietary LifeCycle diversification tool to navigate the fluctuations in the small cap market. Each LifeCycle category (Pioneer, Core Growth, Special Situation) has a different performance driver, so it provides diversification and helps mitigate risk in the portfolio. GIMI will sell investments when the growth prospects or risk/reward is no longer attractive.
GIMI utilizes a sleeve approach to portfolio management where each portfolio manager oversees a portion of the portfolio. Each portfolio manager has autonomy for investment decisions within their sleeve given their respective areas of expertise. Collaboration among team members provides critical input to investment decisions. The result is a risk-mitigated portfolio that is diversified in three ways: 1) by sleeve portfolio manager, 2) by industry sector, and 3) by LifeCycle category. In addition, weekly and monthly meetings provide a top down overview of the overall portfolio.
ClariVest
Every stock in the ClariVest portfolio is evaluated daily as to the degree to which it continues to reflect ClariVest’s stock selection philosophy and its marginal contribution to the overall risk of the portfolio. ClariVest’s process flags those stocks that fail these criteria, and identifies them as sell candidates and vice versa for potential buys. Subject to the portfolio manager’s discretion, unattractive stocks subsequently are sold and the portfolio is replenished with stocks that offer higher risk-adjusted returns.
ClariVest’s stock selection philosophy focuses on those companies that are entering or seeking to extend a fundamental growth cycle. It identifies such companies by focusing on market (e.g., analyst and investor) reactions to the companies’ recent fundamental strength. Conversely, companies that are

Prospectus  |  11

struggling to extend a growth cycle are flagged as sell candidates. Non-financial statement items, such as changes in analysts’ opinions, are especially important to the sell discipline as they often provide some of the earliest signs that investors are identifying weaknesses in a company’s underlying business prospects.
The second criterion of ClariVest’s buy and sell decisions is the evaluation of a stock’s contribution to the overall risk of the portion of the Fund managed by ClariVest. This focuses on using current attributes to estimate the future volatility of the stock, as well as the degree of that volatility relative to other stocks held in the portfolio (e.g., a semiconductor stock when we are overweight the semiconductor industry). The result is an objective assessment of the expected influence of that stock on overall portfolio risk.
Portfolio managers have ultimate decision making authority but do so within the parameters of ClariVest’s longstanding investment philosophy.
ClariVest believes that the fundamentals of most public companies tend to be cyclical over time. Because of behavioral biases, ClariVest believes there is a period near the beginning of such cycles during which analysts and investors in general continue to be anchored to longer term historical trends, despite recent fundamental improvement. ClariVest seeks to capitalize on this inefficiency and looks for early potential signs of long-term positive trends.
ClariVest uses a proprietary mix of quantitative tools and qualitative expertise to identify potential investments. It uses its quantitative tools early in the process to enhance and focus its decision making. ClariVest also uses optimization-based screening to consider investments that are philosophically attractive and also diversify risk.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund

12  |  USAA Small Cap Stock Fund

experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been postponed until January 31, 2020. There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.
Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new

Prospectus  |  13

investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital loses if the Manager is unable to sell a position at the time of the Manager’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (NAV) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively.

14  |  USAA Small Cap Stock Fund

Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Small-Capitalization Company Risk: Small-capitalization company risk is the risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small- capitalization companies may be more vulnerable than larger companies to adverse business or economic developments. Small-capitalization companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-capitalization companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
■	Computer Systems Risk: In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a

Prospectus  |  15

group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (“SAI”) (the back cover of this prospectus tells you how to do this).
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. Munder, a Victory Capital investment franchise, and its Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion

16  |  USAA Small Cap Stock Fund

(including, at times, no portion) of the Fund’s assets to an investment team. As stated further below, the Adviser has also retained a subadviser to manage all or a portion of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.75% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Small-Cap Core Funds Index, which tracks the total return performance of funds within the Lipper Small-Cap Core Funds category. This category includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P Composite 1500 Index. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, comparable to the S&P 600 Index. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Small-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period.

Prospectus  |  17

Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class and a performance adjustment that decreased the base investment management fee of 0.75% by (0.03)% for the Fund Shares and (0.03)% for the Institutional Shares. For the period from July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions.
INVESTMENT SUBADVISER(S)
The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for determining how the Fund’s assets should be allocated to the subadviser(s). The allocation for a subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.
We have entered into Investment Subadvisory Agreements with Wellington Management, GIMI, and ClariVest under which Wellington Management, GIMI, and ClariVest each provide day-to-day discretionary management of a portion of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and Adviser. Wellington Management, GIMI, and ClariVest are compensated directly by the Adviser and not by the Fund.

18  |  USAA Small Cap Stock Fund

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,102 billion in assets.
GIMI, located at 404 Wyman Street, Waltham, Massachusetts 02451, is an independent, 100% employee-owned firm founded in 1985 by investment professionals with a passion for small capitalization equity investing. The firm remains committed to the smaller cap area of the market and has dedicated its investment expertise to serving institutions and family offices. At September 30, 2019, GIMI managed approximately $x.x billion in assets.
ClariVest is a Delaware limited liability company with offices at 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130. Founded March 2006, ClariVest is an asset management firm that provides investment services to institutional clients, including corporate and public pension plans, foundations, investment companies and other institutions worldwide. As of September 30, 2019, ClariVest managed approximately $6.1 billion in assets.
Portfolio Managers
Munder
Tony Y. Dong is the Chief Investment Officer of Munder and has been with Victory Capital since 2014 when Victory Capital acquired Munder Capital Management. Prior to that, Mr. Dong was Vice Chairman and Chief Investment Officer of Munder Capital Management, where he was employed since 1988. Mr. Dong is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Robert E. Crosby is a Senior Portfolio Manager of Munder and has been with Victory Capital since 2014 when Victory Capital acquired Munder Capital Management. Prior to that, Mr. Crosby was a Senior Portfolio Manager of Munder Capital Management, where he held various positions since 1993. Mr. Crosby is a CFA®charterholder. He has co-managed a portion of the Fund since July 2019.
Robert Glise is a Senior Portfolio Manager and Equity Analyst of Munder and has been with Victory Capital since 2016. From 2002 through 2015, Mr. Glise was a Senior Partner and Senior Portfolio Manager with Northpointe Capital Management, where he was the lead manager of the mid-cap growth

Prospectus  |  19

strategy and a member of the team managing the small-cap growth strategy. Mr. Glise is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Gavin Hayman is a Portfolio Manager and Senior Equity Analyst of Munder and has been with Victory Capital since 2014 when Victory Capital acquired Munder Capital Management. Prior to that, Mr. Hayman was an Equity Analyst of Munder Capital Management from 2010 through 2014. From 2007 to 2010, Mr. Hayman was Director-Research at Telemus Capital Partners, a high-net-worth management company. Mr. Hayman is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Brian S. Matuszak is a Senior Portfolio Manager of Munder and has been with Victory Capital since 2014 when Victory Capital acquired Munder Capital Management. From 2006 through 2014, Mr. Matuszak was a Senior Equity Analyst of Munder Capital Management. Mr. Matuszak is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Sean D. Wright is an Equity Analyst of Munder and has been with Victory Capital since 2014 when Victory Capital acquired Munder Capital Management. Prior to that, Mr. Wright was a Senior Equity Research Associate of Munder Capital Management since 2010. Prior to joining Munder Capital Management, he interned for RFC Financial Planners in Ann Arbor, Michigan, where he worked on various tasks related to portfolio management, asset allocation, and client relationship management. Mr. Wright is a CFA® charterholder. He has co-managed a portion of the Fund since July 2019.
Victory Solutions
Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital and has co-managed the Fund since July 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
Wasif A. Latif, Head of Investments, VictoryShares and Solutions, has co-managed the Fund since July 2019. Mr. Latif has 20 years of investment management experience, 10 years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019.
Wellington Management
Timothy J. McCormack, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has served as portfolio manager for the Fund since July 2008 and has been involved in investment and securities analysis for the Fund since 2003.

20  |  USAA Small Cap Stock Fund

Shaun F. Pedersen, Senior Managing Director and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Fund since 2004.
Edmond C. Griffin, CFA, Managing Director and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2008. Mr. Griffin has served as portfolio manager for the Fund since December 2019 and has been involved in investment and securities analysis for the Fund since 2008.
GIMI
Gary C. Hatton, CFA, is co-Founder, Chief Investment Officer, and Sr. Managing Director of GIMI. He has co-managed a portion of the Fund since 2012. His research expertise is in the Medical and Biotechnology Sectors. He has been with GIMI since 1985. Education: M.S. in Finance, University of Wisconsin at Madison; and B.S., University of Rhode Island. He is a CFA®charterholder and a member of the CFA Institute.
Jennifer M. Pawloski is a Sr. Vice President, Managing Director, and Portfolio Manager with an expertise in the Technology sector. She has co-managed a portion of the Fund since 2012. Prior to joining GIMI in 2007, Ms. Pawloski was the Director of Equity Research for Longwood Investment Advisors in Boston, Massachusetts. Education: B.S., Bentley College.
Andrew L. Beja, CFA, is a Sr. Vice President, Managing Director, and Portfolio Manager with an expertise in Internet, Software, Business Services, and Consumer areas. He has co-managed a portion of the Fund since 2012. Prior to joining GIMI in 2011, Mr. Beja was with Lee Munder Capital Group in Boston, Massachusetts, where he was a co-founder and portfolio manager. Education: B.A., Miami University. He is a CFA®charterholder and a member of the CFA Institute and the Boston Security Analysts Society.
David M. Rose, CFA, is a Sr. Vice President, Managing Director, and Portfolio Manager with extensive fundamental research experience across industries. He has co-managed a portion of the Fund since 2015. Prior to joining GIMI in 2015, Mr. Rose was with Furey Research Partners in Boston, Massachusetts, where he conducted small cap equity research for use by the firm’s investment manager clients. Education: M.S. in Finance, University of Wisconsin at Madison; and B.S., Washington University. He is a CFA®charterholder and a member of the CFA Institute and the CFA Society Boston.
Jeffrey A. Harrison, CFA, is a Sr. Vice President, Managing Director, and Portfolio Manager with an expertise in the healthcare and financial services sectors. He has co-managed a portion of the Fund since 2015. Prior to joining GIMI in 2015, Mr. Harrison was with Wells Capital Management in Richmond, Virginia, where he was a portfolio manager on a diversified small

Prospectus  |  21

cap growth equity fund. Education: M.B.A. in Finance, College of William & Mary; and B.A., Hampden-Sydney College. He is a CFA®charterholder and a member of the CFA Institute.
ClariVest
Todd Wolter is a founder and board member of ClariVest, which was formed in March 2006. Mr. Wolter is part of the leadership of the investment team, focusing on Alternatives/U.S. Micro and Small Cap strategies. He has co-managed a portion of the Fund since May 2017. Education: B.S. in Economics, the University of Southern California and an M.B.A., the University of California, Irvine. He began his investment career in 1995. Mr. Wolter is a CFA® charterholder.
Michael Waterman is a Portfolio Manager on the investment team at ClariVest, focusing on Alternatives/U.S. Micro and Small Cap strategies. He has co-managed a portion of the Fund since May 2017. Mr. Waterman joined ClariVest in 2006. Education: B.S. in Management Science, the University of California, San Diego, and a MiF from London Business School. He began his investment career in 2000. Mr. Waterman is a CFA® charterholder.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
CHANGE OF SUBADVISERS
We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by Victory Capital. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.

22  |  USAA Small Cap Stock Fund

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when

Prospectus  |  23

the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and through certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as an affiliated fund participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time.

24  |  USAA Small Cap Stock Fund

ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA affiliated products.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time,

Prospectus  |  25

your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may

26  |  USAA Small Cap Stock Fund

individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain

Prospectus  |  27

circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Converting Shares
CONVERTING FROM INSTITUTIONAL SHARES TO FUND SHARES
If you no longer meet the eligibility requirements to invest in Institutional Shares (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
OTHER CONVERSIONS
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater

28  |  USAA Small Cap Stock Fund

than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.
EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Prospectus  |  29

Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.
Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256

30  |  USAA Small Cap Stock Fund

Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.

Prospectus  |  31

EXCESSIVE SHORT-TERM TRADING
The affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the affiliated Funds’ policies and procedures state that:
■	Each affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the affiliated Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an affiliated Fund’s NAV.
THE AFFILIATED FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The affiliated Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The affiliated

32  |  USAA Small Cap Stock Fund

Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.
The affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus

Prospectus  |  33

accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;

34  |  USAA Small Cap Stock Fund

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the

Prospectus  |  35

financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such

36  |  USAA Small Cap Stock Fund

amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s) will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the

Prospectus  |  37

Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

38  |  USAA Small Cap Stock Fund

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays distributions of net investment income (“dividends”) annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.

Prospectus  |  39

■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to

40  |  USAA Small Cap Stock Fund

a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.

Prospectus  |  41

ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Institutional Shares for the Fund over the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares and Institutional Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

42  |  USAA Small Cap Stock Fund

USAA SMALL CAP STOCK FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$19.33	$18.02	$16.17	$17.77	$18.14
Income (loss) from investment operations:
Net investment income	.07	.05	.08	.02	.02
Net realized and unrealized gain (loss)	(.71)	3.19	1.99	(.22)	1.63
Total from investment operations	(.64)	3.24	2.07	(.20)	1.65
Less distributions from:
Net investment income	(.04)	(.07)	(.03)	(.05)	(.02)
Realized capital gains	(1.91)	(1.86)	(.19)	(1.35)	(2.00)
Total distributions	(1.95)	(1.93)	(.22)	(1.40)	(2.02)
Net asset value at end of period	$16.74	$19.33	$18.02	$16.17	$17.77
Total return (%)*	(2.07)	19.21	12.81	(.75)	9.67
Net assets at end of period (000)	$694,015	$758,065	$658,038	$586,438	$835,256
Ratios to average daily net assets:**
Expenses (%)(a),(b)	1.06(c)	1.06	1.09	1.15	1.15
Expenses, excluding reimbursements (%)(a),(b)	1.06	1.06	1.09	1.15	1.15
Net investment income (%)	.58	.31	.42	.18	.06
Portfolio turnover (%)	84	68	53	52	45
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $694,938,000.
(a)	Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b)	Does not include acquired fund fees, if any.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 1.10% of the Fund Shares’ average daily net assets.

Prospectus  |  43

USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$19.50	$18.16	$16.30	$17.89	$18.24
Income (loss) from investment operations:
Net investment income	.08	.07	.09	.07	.05
Net realized and unrealized gain (loss)	(.71)	3.22	2.02	(.24)	1.65
Total from investment operations	(.63)	3.29	2.11	(.17)	1.70
Less distributions from:
Net investment income	(.05)	(.09)	(.06)	(.07)	(.05)
Realized capital gains	(1.91)	(1.86)	(.19)	(1.35)	(2.00)
Total distributions	(1.96)	(1.95)	(.25)	(1.42)	(2.05)
Net asset value at end of period	$16.91	$19.50	$18.16	$16.30	$17.89
Total return (%)*	(1.98)	19.36	12.92	(.55)	9.85
Net assets at end of period (000)	$904,981	$996,393	$892,691	$884,187	$676,490
Ratios to average daily net assets:**
Expenses (%)(a),(b)	.96(c)	.95	.97	.99	.99
Expenses, excluding reimbursements (%)(a),(b)	.96	.95	.97	.99	.99
Net investment income (%)	.67	.42	.52	.35	.22
Portfolio turnover (%)	84	68	53	52	45
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $895,647,000.
(a)	Does not include acquired fund fees, if any.
(b)	Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Institutional Shares to 0.98% of the Institutional Shares’ average daily net assets.

44  |  USAA Small Cap Stock Fund

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

40047-1219

December 1, 2019
Prospectus
USAA Value Fund
Fund Shares	Institutional Shares	Adviser Shares
UVALX	UIVAX	UAVAX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
USAA.com
800-235-8396

Investment Objective
The USAA Value Fund (the “Fund”) seeks long-term growth of capital.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, and Adviser Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares	Adviser Shares
None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee	0.65%[a]	0.65%[a]	0.65%[a]
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.31%	0.23%	0.41%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.97%	0.89%	1.32%
Fee Waiver/Reimbursement	None	None	(0.04%)
Total Annual Fund Operating Expenses after Reimbursement	0.97%b,[c]	0.89%b,[c]	1.28%b,[c]
(a)	Victory Capital Management Inc. (the “Adviser”) has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund’s performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.
(b)	The total annual operating expenses for the Fund Shares, Institutional Shares, and Adviser Shares may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund Shares, Institutional Shares, and Adviser Shares and do not include acquired fund fees and expenses.
(c)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, and brokerage commissions) do not exceed 0.96% of the Fund Shares, 0.88% of the Institutional Shares, and 1.27% of the Adviser Shares, through at

Prospectus  |  1

least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$99	$309	$536	$1,190
Inst. Shares	$91	$284	$493	$1,096
Adviser Shares	$130	$412	$717	$1,585
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund invests its assets primarily in equity securities of companies that are considered to be undervalued. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. The Fund considers equity securities to include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the particular security’s current share price. However, over time the share

2  |  USAA Value Fund

price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being “undervalued,” and the stocks’ share prices typically are below average in comparison to such factors as earnings and book value.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.
Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Investment Style Risk - The Fund uses a value-oriented investment strategy to select investments. The strategy may be out of favor or may not produce the intended results over short or longer time periods. The strategy may, at times, substantially underperform funds that utilize other investment strategies, such as growth.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus  |  3

Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares class as of September 30, 2019, was 16.50%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.14%	September 30, 2009
Lowest Quarter Return	-18.78%	September 30, 2011

4  |  USAA Value Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	-12.81%	3.73%	10.93%
Return After Taxes on Distributions	-15.35%	2.09%	9.88%
Return After Taxes on Distributions and Sale of Fund Shares	-5.63%	2.93%	9.09%
Institutional Shares
Return Before Taxes	-12.74%	3.84%	11.10%
Adviser Shares
Return Before Taxes	-13.11%	3.45%	8.79%*
Indexes
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	-8.58%	5.77%	11.12%
Lipper Multi-Cap Value Funds Index (reflects no deduction for taxes)	-12.66%	3.99%	10.32%
* The inception date of the Adviser Shares is August 1, 2010.
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Value (“RS Value”) investment franchise and its Victory Solutions platform.

Prospectus  |  5

Portfolio Managers
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer, RS Value	Since July 2019
Tyler Dan II, CFA	Portfolio Manager, RS Value	Since July 2019
Joseph Mainelli	Portfolio Manager, RS Value	Since July 2019
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since July 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since July 2019
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

6  |  USAA Value Fund

Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus  |  7

Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks long-term growth of capital. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund invests its assets primarily in equity securities of companies that are considered to be undervalued. The equity securities in which the Fund principally invests include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    What is a value fund?
Value investing generally is bargain shopping based upon certain criteria. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the particular security’s current share price. However, over time the share price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being “undervalued,” and the stocks’ share prices typically are below average in comparison to such factors as earnings and book value.
■    May the Fund’s assets be invested in foreign securities?
Yes. Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.

8  |  USAA Value Fund

■    How are the decisions to buy and sell securities made?
RS Value
In evaluating investments for the Fund, RS Value conducts fundamental research to identify companies with improving returns on invested capital. RS Value’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as RS Value seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. RS Value seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).
RS Value’s strategy holds a relatively few number of securities and, as a result of its investment process, its investments may be focused in one or more economic sectors from time to time, including the financials sector.
Victory Solutions
Victory Solutions seeks to create a diversified portfolio of stocks that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. Victory Solutions uses quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. The team allocates the Fund’s exposure to these factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the portfolio. Victory Solutions may engage in active and frequent trading of portfolio holdings for the portion of the Fund’s assets it manages and will sell an investment if the above-mentioned attributes are not compelling as compared to those of another investment choice.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different

Prospectus  |  9

accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” On March 29, 2017, then-Prime Minister Theresa May provided formal notification of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been postponed until January 31, 2020. There is a substantial risk that the UK will separate from the EU without a formal agreement, which could be highly disruptive to the economies of both regions. The decision may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.

10  |  USAA Value Fund

Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Investment Style Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Fund using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital loses if the Manager is unable to sell a position at the time of the Manager’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market

Prospectus  |  11

securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
■	Computer Systems Risk: In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other

12  |  USAA Value Fund

technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (“SAI”) (the back cover of this prospectus tells you how to do this).
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, the Fund was managed by USAA Asset Management Company (“AMCO”), which the Adviser acquired as of that date. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of October 31, 2019, the Adviser managed and advised assets totaling in excess of $146.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended July 31.
The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. RS Investments Value, a Victory Capital investment franchise, and its Victory Solutions platform are

Prospectus  |  13

responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.65% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Multi-Cap Value Funds Index, which tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category. This category includes funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.

14  |  USAA Value Fund

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the Fund had overall negative returns during the performance period.
Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period from August 1, 2018, to June 30, 2019, AMCO was paid the base investment management fee for each share class, which included no performance adjustment for any share class. For the period July 1, 2019, to July 31, 2019, the Manager received management fees, which included no performance adjustments.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
In addition to providing investment management services, the Adviser also provides administration and servicing to the Fund. Victory Capital Advisers, Inc. acts as the Fund's distributor, and Victory Capital Transfer Agency, Inc., (formerly, USAA Shareholder Account Services) provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.

Prospectus  |  15

Portfolio Managers
RS Value
Robert J. Harris is the Chief Investment Officer of the RS Value team. From 2005 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was a financial services analyst at Dresdner RCM Global Investors, LLC. Previously, he was a marketing associate for Chevron Texaco Corporation. He also spent seven years as a flight engineer in the United States Air Force.
Tyler Dann II has been a member of the RS Value team since 2014. From 2014 through 2016, he was with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Prior to that, he was Portfolio Manager and Senior Research Analyst with Invesco Advisers, Inc., where he served as co-Portfolio Manager for the Invesco Charter Fund, the Invesco VI Core Equity Fund and the Invesco Energy Fund. Previously, he was Senior Research Analyst at Banc of America Securities. Prior to that, Mr. Dann held various energy research positions at Credit Suisse First Boston and SBC Warburg. He is a CFA® charterholder.
Joseph Mainelli is a member of the RS Value team. From 2007 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Previously, he was an equity research analyst at Sagamore Hill Capital and ING Furman Selz Asset Management.
Victory Solutions
Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital and has co-managed the Fund since July 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
Wasif A. Latif, Head of Investments, VictoryShares and Solutions, has co-managed the Fund since July 2019. Mr. Latif has 20 years of investment management experience, 10 years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

16  |  USAA Value Fund

Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in an investment account or through certain financial intermediaries as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will not need to fill out another application to invest in another fund of the USAA Funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
PURCHASING SHARES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the Prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the

Prospectus  |  17

Fund (together with any amounts to be invested in other USAA Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available through an investment account and through certain financial intermediaries, as described below. You may purchase Fund Shares through your investment account on the Internet or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.
Shares purchased through your investment account will be subject to applicable policies and procedures.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and through certain advisory programs sponsored by financial intermediaries, such as brokerage

18  |  USAA Value Fund

firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as an affiliated fund participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time.
Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative services.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Prospectus  |  19

ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA affiliated products.
Adviser Shares:
There is no subsequent purchase minimum for investments in Adviser Shares, but financial intermediaries may require their clients to meet different subsequent purchase requirements.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar

20  |  USAA Value Fund

instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
REDEEMING SHARES
Fund Shares:
You may redeem Fund Shares through your investment account on the Internet or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your investment account will be subject to applicable policies and procedures.

Prospectus  |  21

The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven days from the purchase date.
If you hold Fund Shares in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Adviser Shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders on the next business day after receipt in “proper form” as provided in the section titled Important

22  |  USAA Value Fund

Transaction Information. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Converting Shares
CONVERTING FROM INSTITUTIONAL SHARES TO FUND SHARES
If you no longer meet the eligibility requirements to invest in Institutional Shares (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
CONVERTING FROM ADVISER SHARES TO FUND SHARES OR INSTITUTIONAL SHARES
If you hold Adviser Shares through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Adviser Shares to Fund Shares or Institutional Shares, as applicable.
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.

Prospectus  |  23

EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges on usaa.com. If you have an investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.
Telephone System (800) 235-8396
■	Access account information and make most account transactions.

24  |  USAA Value Fund

Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Mutual Funds
15935 La Cantera Parkway
Building Two
San Antonio, TX 78256
Bank Wire
■	To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, log on to usaa.com or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good

Prospectus  |  25

order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
The Fund's transfer agent may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
EXCESSIVE SHORT-TERM TRADING
The affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the affiliated Funds’ policies and procedures state that:
■	Each affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the affiliated Fund. Fair value pricing is used to adjust for

26  |  USAA Value Fund

“stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an affiliated Fund’s NAV.
THE AFFILIATED FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The affiliated Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account

Prospectus  |  27

and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.
The affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

28  |  USAA Value Fund

OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
DISTRIBUTION AND SERVICE FEES
The Fund has adopted a distribution plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended, with respect to Adviser Shares. Under the Rule 12b-1 Plan, the Fund pays annual fees of

Prospectus  |  29

0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor, or such other entities as the Fund’s Board may approve (the “Payee”), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Adviser Shares and/or providing services to shareholders of Adviser Shares. Under the Rule 12b-1 Plan, such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Adviser Shares of the Fund and relating (among other things) to:
■	compensation to the Payee and its employees;
■	payment of the Payee’s expenses, including overhead and communication expenses;
■	compensation to broker-dealers, financial intermediaries, and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares;
■	printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
■	the preparation and distribution of sales literature and advertising materials;
■	responding to inquiries from shareholders or their financial representatives requesting information regarding the affiliated Funds; and
■	responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers and the distributor may retain part of this fee as compensation for providing these services. If the fees received by the distributor under the Rule 12b-1 Plan exceed its expenses, the distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund’s shares, the Adviser Shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Adviser Shares to investors. For additional information about the Rule 12b-1 Plan and its terms, see Multiple Class Information in the SAI.

30  |  USAA Value Fund

Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about

Prospectus  |  31

the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

32  |  USAA Value Fund

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.

Prospectus  |  33

Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays distributions of net investment income (“dividends”) annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the

34  |  USAA Value Fund

ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2019 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.

Prospectus  |  35

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

36  |  USAA Value Fund

■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Prospectus  |  37

Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and Adviser Shares for the Fund over the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares, Institutional Shares, and Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

38  |  USAA Value Fund

USAA VALUE FUND SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$22.01	$21.55	$19.41	$20.50	$20.00
Income (loss) from investment operations:
Net investment income	.25	.21	.27	.23	.20
Net realized and unrealized gain (loss)	(.54)	1.84	2.74	(.31)	1.28
Total from investment operations	(.29)	2.05	3.01	(.08)	1.48
Less distributions from:
Net investment income	(.24)	(.21)	(.29)	(.23)	(.25)
Realized capital gains	(2.16)	(1.38)	(.58)	(.78)	(.73)
Total distributions	(2.40)	(1.59)	(.87)	(1.01)	(.98)
Net asset value at end of period	$19.32	$22.01	$21.55	$19.41	$20.50
Total return (%)*	(.11)	9.69	15.72	(.14)	7.47
Net assets at end of period (000)	$940,515	$1,007,712	$936,630	$807,052	$960,925
Ratios to average daily net assets:**
Expenses (%)(a)	.96(c)	.99	1.08(b)	1.11(b)	1.09
Expenses, excluding reimbursements (%)(a)	.96	.99	1.08(b)	1.11(b)	1.09
Net investment income (%)	1.35	1.10	1.37	1.28	1.06
Portfolio turnover (%)	108(d)	29	27	20	30
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $945,209,000.
(a)	Does not include acquired fund fees, if any.
(b)	Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Fund Shares to 0.96% of the Fund Shares’ average daily net assets.
(d)	Reflects increased trading activity due to current year transition or asset allocation shift.

Prospectus  |  39

USAA VALUE FUND INSTITUTIONAL SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$22.00	$21.54	$19.40	$20.49	$20.00
Income (loss) from investment operations:
Net investment income	.28(a)	.23	.30	.25	.26(a)
Net realized and unrealized gain (loss)	(.55)(a)	1.84	2.73	(.31)	1.24(a)
Total from investment operations	(.27)(a)	2.07	3.03	(.06)	1.50(a)
Less distributions from:
Net investment income	(.24)	(.23)	(.31)	(.25)	(.28)
Realized capital gains	(2.16)	(1.38)	(.58)	(.78)	(.73)
Total distributions	(2.40)	(1.61)	(.89)	(1.03)	(1.01)
Net asset value at end of period	$19.33	$22.00	$21.54	$19.40	$20.49
Total return (%)*	(.02)	9.79	15.86	(.04)	7.57
Net assets at end of period (000)	$222,701	$640,281	$591,384	$522,721	$299,990
Ratios to average daily net assets:**
Expenses (%)(b)	.88(d)	.91	.98(c)	.98(c)	.98
Expenses, excluding reimbursements (%)(b)	.88	.91	.98(c)	.98(c)	.98
Net investment income (%)	1.42	1.18	1.48	1.41	1.23
Portfolio turnover (%)	108(e)	29	27	20	30
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $409,071,000.
(a)	Calculated using average shares. For the year ended July 31, 2019, average shares were 20,550,000.
(b)	Does not include acquired fund fees, if any.
(c)	Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Institutional Shares to 0.88% of the Institutional Shares’ average daily net assets.
(e)	Reflects increased trading activity due to current year transition or asset allocation shift.

40  |  USAA Value Fund

USAA VALUE FUND ADVISER SHARES
	Year Ended July 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$21.91	$21.46	$19.32	$20.43	$19.94
Income (loss) from investment operations:
Net investment income	.20	.15	.23	.17	.17
Net realized and unrealized gain (loss)	(.55)	1.83	2.72	(.32)	1.26
Total from investment operations	(.35)	1.98	2.95	(.15)	1.43
Less distributions from:
Net investment income	(.16)	(.15)	(.23)	(.18)	(.21)
Realized capital gains	(2.16)	(1.38)	(.58)	(.78)	(.73)
Total distributions	(2.32)	(1.53)	(.81)	(.96)	(.94)
Net asset value at end of period	$19.24	$21.91	$21.46	$19.32	$20.43
Total return (%)*	(.44)	9.41	15.46	(.52)	7.22
Net assets at end of period (000)	$8,613	$9,807	$9,626	$8,767	$9,269
Ratios to average daily net assets:**
Expenses (%)(a)	1.27(b),(e)	1.30	1.33(c),(d)	1.42(d)	1.34
Expenses, excluding reimbursements (%)(a)	1.31	1.30	1.38(d)	1.42(d)	1.34
Net investment income (%)	1.03	.79	1.13	.97	.82
Portfolio turnover (%)	108(f)	29	27	20	30
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2019, average daily net assets were $8,751,000.
(a)	Does not include acquired fund fees, if any.
(b)	Prior to December 1, 2018, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares’ average daily net assets.
(c)	Effective December 1, 2016, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares’ average daily net assets.
(d)	Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares’ expenses paid indirectly decreased the expense ratio by 0.01%.
(e)	Effective July 1, 2019, the Manager has contractually agreed to limit the annual expenses of the Adviser Shares to 1.27% of the Adviser Shares’ average daily net assets.
(d)	Reflects increased trading activity due to current year transition or asset allocation shift.

Prospectus  |  41

15935 La Cantera Pkwy
Building Two
San Antonio, TX 78256
RECEIVE ALL YOUR DOCUMENTS ONLINE
Secure
Saves Time
Good for the Environment
Sign up today for online document delivery at usaa.com/UDO
If you would like more information about the Fund, you may call (800) 235-8396 to request a free copy of the Fund's statement of additional information (“SAI”), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com/prospectus. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov). Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-7852

38854-1219

USAA MUTUAL FUNDS TRUST
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 1, 2019
Aggressive Growth Fund Shares (USAUX)
Aggressive Growth Fund Institutional Shares (UIAGX)
Growth Fund Shares (USAAX)
Growth Fund Institutional Shares (UIGRX)
Growth & Income Fund Shares (USGRX)
Growth & Income Fund Institutional Shares (UIGIX)
Growth & Income Fund Adviser Shares (USGIX)
Income Stock Fund Shares (USISX)
Income Stock Fund Institutional Shares (UIISX)
Income Stock Fund R6 Shares (URISX)
Income Fund Shares (USAIX)
Income Fund Institutional Shares (UIINX)
Income Fund Adviser Shares (UINCX)
Income Fund R6 Shares (URIFX)
Short-Term Bond Fund Shares (USSBX)
Short-Term Bond Fund Institutional Shares (UISBX)
Short-Term Bond Fund Adviser Shares (UASBX)
Short-Term Bond Fund R6 Shares (URSBX)
Science & Technology Fund Shares (USSCX)
Science & Technology Fund Adviser Shares (USTCX)
Money Market Fund (USAXX)
Intermediate-Term Bond Fund Shares (USIBX)
Intermediate-Term Bond Fund Institutional Shares (UIITX)
Intermediate-Term Bond Fund Adviser Shares (UITBX)
Intermediate-Term Bond Fund R6 Shares (URIBX)
High Income Fund Shares (USHYX)
High Income Fund Institutional Shares (UIHIX)
High Income Fund Adviser Shares (UHYOX)
High Income Fund R6 Shares (URHIX)
Small Cap Stock Fund Shares (USCAX)
Small Cap Stock Fund Institutional Shares (UISCX)
Capital Growth Fund Shares (USCGX)
Capital Growth Fund Institutional Shares (UICGX)
Value Fund Shares (UVALX)
Value Fund Institutional Shares (UIVAX)
Value Fund Adviser Shares (UAVAX)

USAA MUTUAL FUNDS TRUST (the “Trust”) is an open-end management investment company offering shares of 47 no-load mutual funds, 13 of which are described in this statement of additional information (“SAI”). This SAI is not a prospectus and contains information in addition to, and more detailed than, that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund's prospectus. You may obtain a free copy of the prospectus dated December 1, 2019, for each Fund by writing to USAA Mutual Funds Trust, 15935 La Cantera Parkway, Building Two, San Antonio, TX 78256, or by calling toll free (800) 235-8396. The prospectus provides the basic information you should know before investing in a Fund.
The financial statement for each Fund and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended July 31, 2019, are included in the respective Fund’s annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

Page
3	Valuation of Securities
4	Conditions of Purchase and Redemption
5	Additional Information Regarding Redemption of Shares
8	Investment Plans
9	Investment Policies
31	Investment Restrictions
32	Portfolio Transactions and Brokerage Commissions
37	Fund History and Description of Shares
39	Tax Considerations
42	Trustees and Officers of the Trust

Page
52	Control Persons and Principal Shareholders
58	The Trust’s Manager and Other Service Providers
70	Proxy Voting Policies and Procedures
79	Distribution Services
84	Portfolio Manager Disclosure
98	Portfolio Holdings Disclosure
99	General Information
99	Appendix A – Long-Term and Short-Term Debt Ratings

Valuation of Securities
Effective July 1, 2019, Victory Capital Management Inc. (“Victory Capital” or “Manager”) serves as the Manager of the Funds, and Victory Capital Advisers, Inc. (“VCA” or “Distributor”) serves as the distributor of the Funds' shares on a continuing, best-efforts basis. Prior to July 1, 2019, USAA Asset Management Company (“AMCO” or “Predecessor Manager”) served as the manager of the Funds and USAA Investment Management Company served as the distributor of the Funds' shares.
A Fund’s net asset value (“NAV”) per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Trust’s Board of Trustees (the “Board”) has established the Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight, the Committee administers and oversees each Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by each Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and stale price monitoring.
The value of securities of each Fund (except the Money Market Fund) is determined by one or more of the following methods:
Equity securities, including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and equity-linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and ask prices is used for foreign listed equities.
Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not need to be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadviser(s) will monitor for events that would materially affect the value of a Fund’s foreign securities. The Subadviser(s) have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Committee will consider such available information that it deems relevant to determine a fair value for the affected foreign securities, in accordance with the valuation procedures. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to value a security when, in the Service’s judgment, these prices are readily available and are representative of the security’s market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

Short-term securities with original or remaining maturities of 60 days or less generally are priced by may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuations for such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale price on the prior trading date. Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
The Money Market Fund's securities may be valued at amortized cost, provided that it approximates market value as determined by the Board. This involves valuing a security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.
The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund’s adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 60 days and a weighted average life of no more than 120 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (“SEC”).
The Board has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund at all times will be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund’s holdings at such intervals as is deemed appropriate to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, establishing an NAV per share by using available market quotations, or suspending redemptions to the extent permitted under the SEC rules.
The Money Market Fund may use credit ratings from the following designated nationally recognized statistical rating organizations (“NRSROs”) to determine the credit quality of a security that may be purchased by the Money Market Fund under applicable securities laws: (1) Moody’s Investors Service, Inc. (“Moody’s”), (2) S&P Global Ratings (“S&P”), and (3) Fitch Ratings Inc. (“Fitch”)
Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds by check or electronic funds transfer, Victory Capital Transfer Agency, Inc. (“Transfer Agent”), formerly known as USAA Shareholder Account Services, will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you hold shares in an account with the Transfer Agent, the Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in other funds sponsored or managed by Victory Capital. A $29 fee is charged for all returned items, including checks and electronic funds transfers.
Limitations on the purchase of shares of the Money Market Fund
The Money Market Fund limits sales of its shares to accounts beneficially owned by natural persons. The Board has adopted policies and procedures reasonably designed to limit investments in the Money Market Fund to accounts beneficially owned by natural persons. Under those policies and procedures, the Board has delegated to the Manager the responsibility for determining whether each beneficial owner or prospective beneficial owner of shares of the Money Market Fund is a natural person. Under those policies and procedures, generally the Manager or its affiliates will rely on certain information provided in connection with opening an account when making its determination regarding natural persons. For example, where a Social Security number is provided on behalf of the beneficial owner, generally the Manager or its affiliates will deem the beneficial owner to be a natural person eligible to invest in the Money Market Fund; however, where a taxpayer identification number (also known as an employer identification number) is provided on behalf of the beneficial owner, generally the Manager or its affiliates will deem the beneficial owner to be a non-natural person ineligible to invest in the Money Market Fund. The Manager or its affiliates also may rely on other criteria that it deems reasonable and appropriate for making its determination under the circumstances.
Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Additional Information Regarding Redemption of Shares
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of a Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of a Fund may be offered to other investment companies that are structured as funds-of-funds, to institutional investors, to financial intermediaries, and to other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may, from time to time, own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.
Shares normally are redeemed in cash, although each Fund reserves the right to redeem some or all of its shares in kind by delivering securities from a Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in kind would be valued for this purpose using the same method employed in calculating a Fund’s NAV. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $500 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
Investments in the  Money Market Fund are limited to natural persons. Accordingly, the Money Market Fund will redeem shares held by any existing shareholder that it determines is not a natural person. Consistent with guidance provided by the SEC, the  Money Market Fund will provide at least 60 days’ written notice to any such shareholder in advance of effecting any such redemption.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders. The Money Market Fund may impose liquidity fees or temporarily suspend redemptions (gates) if the Fund’s weekly liquid assets fall below certain thresholds, such as during times of market stress.
For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The main safeguard of the Funds and each series of the Trust (together, the “USAA Funds”) against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same Fund within 90 days. The affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
•    Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
•    Purchases and sales pursuant to automatic investment or withdrawal plans;
•    Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated managed investment accounts;
•    Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
•    Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to a Fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular affiliated Fund or all of the affiliated Funds.

The affiliated Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The affiliated Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of affiliated Funds through financial intermediaries that establish omnibus accounts to invest in the affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The affiliated Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the affiliated Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular affiliated Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if we determine the intermediary’s policies to be at least as stringent as the affiliated Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The affiliated Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.
Redemption by Check
Shareholders invested in the Short-Term Bond Fund or Money Market Fund through an account with the Transfer Agent may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.
Checks issued to shareholders of either Fund will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.
When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in the either the Short-Term Bond Fund or Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.
The checkwriting privilege is subject to the customary rules and regulations of The Bank of New York Mellon (“BNY Mellon”) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.
The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.
The Trust, the Transfer Agent, and BNY Mellon each reserves the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.
You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.
Involuntary Redemptions
The Money Market Fund will limit investments to accounts beneficially owned by natural persons. Accordingly, the Money Market Fund may redeem shares held by accounts that it determines are not beneficially owned by natural persons. Consistent with guidance provided by the SEC, the Money Market Fund will provide at least 60 days’ written notice in advance of effecting any such involuntary redemption. Shares held by these accounts will be sold at their NAV per share calculated on the day that the Money Market Fund closes the account position and neither the Manager, its affiliates, nor the Money Market Fund will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Investment Plans
Under certain circumstances, the Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that use the electronic funds transfer service, you will choose the day of the month (the “Effective Date”) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the Effective Date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at usaa.com.
Automatic Purchase of Shares
InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.
Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.
Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.
Directed Dividends – If you own shares in more than one of the funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions received from one fund be used to purchase shares automatically in the same class of another of those funds.
Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.
Systematic Withdrawal Plan
If you own shares in a single investment account (accounts in different USAA Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have such withdrawals invested in another USAA Fund.
This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.
Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to that extent, would reduce the dollar value of your investment and could eventually exhaust the account. Reinvesting dividends and other distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available, and the plan will be canceled.
Each redemption of shares of a Fund may result in realization of a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss realized on each withdrawal.
Tax-Deferred Retirement Plans
Federal tax on distributions may be deferred if you hold shares of a Fund through certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of individual retirement accounts (“IRAs”). You may make investments in one or any combination of the Funds described in the prospectuses of the Trust (excluding any Fund that distributes tax-exempt-interest dividends).

Applications for the IRA and 403(b)(7) programs should be sent directly to Victory Capital Transfer Agency, Inc., P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.
An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.
You may obtain detailed information about the accounts from the Manager. Each employer or individual establishing a tax-deferred retirement account also is advised to consult with a tax adviser before establishing the account.
Investment Policies
The sections captioned Investment Objective and More Information on each Fund’s Investment Strategy in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) are not a fundamental policy and may be changed upon written notice to, but without the approval of, each Fund's shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following provides additional information about the investment policies, types of instruments, and certain risks that the Funds may be subject to. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.
Adjustable-Rate Securities
Each Fund may invest in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, the London Interbank Offered Rate (“LIBOR”), or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.
Asset-Backed Securities
Each Fund may invest in asset-backed securities (“ABS”). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. With respect to the Income Fund, Short-Term Bond Fund, Intermediate-Term Bond Fund, and High Income Fund, such pass-through certificates may include equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS also may be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.
The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default is ensured by payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the ABS. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Bonds
Each Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage-backed securities and ABS are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date. Bonds are subject to interest rate risk and credit risk. Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk generally is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.
Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (“1940 Act”). “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost the Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities.
Effective July 1, 2019, each Fund together with other funds of the Trust and Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds, participates in a 364 day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.
Calculations of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some ABS and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or the applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.
The Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the 1940 Act.
Certificates of Deposit and Bankers’ Acceptances
Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Each Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
To the extent a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry. Unexpected changes with respect to these factors may adversely affect the issuance of and the secondary market for these securities.
Commercial Paper
Each Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed-income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed-income securities, there is a chance that the issuer will default on its commercial paper obligation.
Commodity-Linked Notes
Each Fund (except the Money Market Fund) may invest in commodity-linked notes, which are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if a Fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage point change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to counterparty risk.
Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Investments in commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. They also can generate tax risks.
Convertible Securities
Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.
A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The convertible securities in which the Funds invest may be rated below investment grade as determined by Moody’s Investors Service Inc. or S&P Global Ratings (“S&P”), or unrated but judged by the Manager  or the applicable Subadviser to be of comparable quality (commonly called “junk” bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. A Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.
Cover
Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless there appears to be a liquid secondary market for such investments; or unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover derivative instruments could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business; and as such, each Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers.

In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect each Fund or its shareholders. In certain situations, the Funds, the Manager, a Subadviser, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Funds from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. Each Fund and its shareholders could be negatively impacted as a result.
Derivatives
Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund’s investment objective, each Fund (except the Money Market Fund) may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indexes. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and, therefore, possess the risks of both futures and securities investments.
Permissible derivative instruments include “market access products,” which offer synthetic exposure to an underlying local foreign stock. They include, for example, equity-linked notes, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of an agreement, an access product may lose value regardless of the strength of the underlying stock. The Science & Technology Fund may invest in market access products.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions that anticipate a decline in the market value of a particular asset or index) and “long” positions (positions that anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.
The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
Equity Securities
Each Fund (except the Money Market Fund) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Short-Term Bond Fund and Intermediate-Term Bond Fund investments in equity securities are limited to preferred securities). As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored depositary receipts such as American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
Equity-Linked Structured Notes
Each Fund (except the Money Market Fund) may invest in equity-linked structured notes, which are derivative securities specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes typically are offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Eurodollar and Yankee Obligations
Each Fund may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
European Securities
The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.
A country’s decision to leave the EU may cause increased volatility in global financial markets as there is uncertainty as to the exact terms of the exit and its impact on different industry sectors. For example, following the United Kingdom’s (“UK’s”) June 2016 vote to leave the EU, it has taken considerable time, and will continue to take time, to establish the parameters of the UK’s relationship with the EU on trade, and it also has taken considerable time, and will continue to take time, to establish any trade agreements with other regions because the UK may no longer benefit from free trade agreements negotiated by the EU in the future. Much depends on the extent of the withdrawal agreement and other trade agreements that the country reaches after its exit. The UK was scheduled to leave the EU on or before March 29, 2019; however, that deadline has been further postponed until January 31, 2020, at which date a 21-month “transition” period will begin. There is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit and how the negotiations for the withdrawal and new trade agreements will be conducted. There also is the risk that many international companies may no longer choose the UK as a base for their European operations. Moreover, the UK’s decision to withdraw from the EU may adversely affect foreign direct investments and immigration and economic regulations in that country as well as increased transition costs of implementing new policies and agreements. Furthermore, the UK’s vote to leave the EU may lead other member nations to follow suit. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit also may adversely affect UK-based financial firms, including any subadvisers to the Funds that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU.
Exchange-Traded Funds (“ETFs”)
Each Fund (except the Money Market Fund) may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.
To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, an ETF may be a “passive investor” and, therefore, invests in the securities and sectors contained in the index it seeks to track without regard for, or analysis of, the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a Fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs generally are listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
Exchange-Traded Notes (“ETNs”)
Each Fund (except the Money Market Fund) may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors also can hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor).
One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed-income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, Congress and the IRS frequently consider proposals that would change the timing of recognition and tax character of income and gains from ETNs.
Foreign Securities
The Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Small Cap Stock Fund, and Value Fund may invest up to 20% of their assets, the Science & Technology Fund may invest up to 50% of its assets, and the Capital Growth Fund may invest up to 100% of its assets in foreign securities purchased in either foreign or U.S. markets, including ADRs and GDRs. The High Income Fund, Income Fund, Short-Term Bond Fund, and Intermediate-Term Bond Fund may invest up to 20% of their assets in non-dollar-denominated securities. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.
Investing in the securities of companies located in emerging market countries generally involves greater risk than investing in the securities of companies located in countries with developed markets. The Manager  or the applicable Subadviser considers all countries of the world to be emerging market countries, except Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, the Hong Kong Special Administrative Region (“Hong Kong”), Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK, and the United States. The People’s Republic of China (“PRC”) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the

Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, and/or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.
Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.
Forward Currency Contracts
Each Fund (except the Money Market Fund) may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.
A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.
Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.
Forward contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), they may be exchange-traded. Under such circumstances, they will be centrally cleared, and a secondary market for them will exist. With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.
Futures Contracts
Each Fund (except the Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund initially will be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
Illiquid Securities
Each Fund may invest up to 15% (except the Money Market Fund, which may invest only up to 5%) of its respective net assets in securities that are illiquid. Illiquid securities generally are those securities that a Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities. Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.
Initial Public Offerings (“IPOs”)
Each Fund (except the Money Market Fund) may invest in IPOs, which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Interfund Borrowing and Lending
Each Fund (except the Money Market Fund) is entitled to rely on an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No

Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
Lending of Securities
Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.
Leveraged Loans
Each Fund (except the Money Market Fund) may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as LIBOR and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater “spread” over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.
Limitations and Risks of Options and Futures Activity
Each Fund (except the Money Market Fund) may engage in both hedging and non-hedging strategies. Although effective hedging generally can capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Funds' investment strategies. Although the Manager expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
The Board has adopted guidelines pursuant to which municipal lease obligations, Section 4(a)(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (“Demand Feature Securities”) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(a)(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.
Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and also may trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board.
Liquidity Fee and Redemption Gate Risk
The Money Market Fund may impose liquidity fees or temporarily suspend redemptions for a period of up to 10 business days in any 90-day period if the weekly liquidity of the Fund’s assets falls below a certain threshold, subject to the determination by the Fund’s Board that such liquidity fee or redemption gate is in the best interest of the Fund. If the weekly liquidity of the Fund’s assets falls below 30% of its total assets, the Fund may either impose a liquidity fee of up to 2% of the value of the shares redeemed or temporarily suspend redemptions. If the weekly liquidity of the Fund’s assets falls below 10% of its total assets, the Fund must impose a minimum 1% liquidity fee on redemptions, unless the Fund’s Board determines that imposing such liquidity fee is not in the best interests of the Fund. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would delay your ability to redeem your investments in the Fund.

Loan Interests and Direct Debt Instruments (“bank loans”)
Each Fund (except the Money Market Fund) may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.
Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there typically is less public information available about a specific loan than there would be if the loan were registered or traded on an exchange. Loans also may not be considered “securities,” and purchasers, such as the Funds, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans they own in the event of fraud or misrepresentation by a borrower.
A Fund may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, a Fund might be unable to enter into a transaction in a publicly traded security of that borrower when it otherwise would be advantageous to do so.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.
A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift the direct debtor-creditor relationship with the borrower to the Fund, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans may have extended settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.
Master Demand Notes
Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded; and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Manager will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.
Master Limited Partnerships (“MLPs”)
The Capital Growth Fund, Income Fund, Income Stock Fund, and High Income Fund may invest in MLPs. MLPs are publicly traded partnerships whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some MLPs are established as limited liability companies. To be treated as a partnership for federal tax purposes, an MLP generally must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs provide investors with strategic exposure to physical assets, which can be attractive in inflationary environments.
Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, and dilution risks. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity.
Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs generally are considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be adversely affected by fluctuations in the prices and levels of supply and demand for energy commodities. A decrease in the production or availability of energy commodities, including through their natural depletion over time, may adversely impact the financial performance of MLPs. MLPs are subject to significant federal, state, and local government regulation in virtually every aspect of their operations. Such regulation can change over time in both scope and intensity, and such changes could increase compliance costs and adversely affect the financial performance of MLPs. There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Natural disasters, such as hurricanes, also may impact MLPs.
MLPs also are subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause the MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to a Fund. Depreciation or other cost recovery deductions passed through to a Fund from any investments in MLPs in a given year will generally reduce a Fund’s taxable income, but those deductions may be recaptured in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to Fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture.
Mortgage-Backed Securities
Each Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae,” also known as “GNMA”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features generally will decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve (“Fed”) purchases of their mortgage-backed securities. While the Fed’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the time Fannie Mae and Freddie Mac were placed into conservatorship through the fourth quarter of 2017, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements and have paid the U.S. Treasury approximately $278.8 billion in aggregate cash dividends. However, such payments do not constitute a repayment of the draws Fannie Mae and Freddie Mac received from the U.S. Treasury. In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. Accordingly, no assurance can be given that the Fed, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. The future of Fannie Mae and Freddie Mac is in question as Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, which would propose to address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but they could cause a Fund to lose money.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of the GSEs, mortgage-backed securities issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac ceased issuing their own mortgage-based securities and started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. In addition, investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of Freddie Mac mortgage-backed securities. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.
Each Fund (except the Money Market Fund) also may invest in mortgage-backed securities that include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), stripped mortgage-backed securities (“SMBSs”), interest only commercial mortgage-backed securities (“CMBS IOs”), and mortgage dollar rolls.
CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.
CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
CMBS IOs are similar to the SMBSs described above but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.
In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.
Municipal Lease Obligations
Each Fund may invest in municipal lease obligations, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager  or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Options on Futures Contracts
Each Fund (except the Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

Options on Securities and Securities Indexes
Each Fund (except the Money Market Fund) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.
Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
A securities index assigns relative values to the securities included in the index, and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indexes, commodities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (“CPI”).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.
Periodic Auction Reset Bonds
Each Fund (except the Money Market Fund) may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.
Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., 10 years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
Preferred Stocks
Each Fund (except the Money Market Fund) may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt are paid off before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.
Put Bonds
Each Fund may invest in securities (including securities with variable interest rates), the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”), that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities normally will trade as if maturity is the earliest put date, even though stated maturity is longer. Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Real Estate Investment Trusts (“REITs”)
Because each Fund (except the Short-Term Bond Fund, Intermediate-Term Bond Fund, and Money Market Fund) may invest a portion of its assets in equity securities of REITs, these Funds also may be subject to certain risks associated with direct investments in real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.
In addition, each Fund (except the Money Market Fund) may invest a portion of its assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs depend upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs generally depend on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.
Recent Market Conditions and Regulatory Developments
Prices of many U.S. equity securities have increased substantially over several years, U.S. unemployment has declined, and many market participants reportedly expect the Federal Reserve to continue raising interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values. Higher interest rates may further strengthen the already strong U.S. dollar, which may harm U.S. companies that rely significantly on exports. Some market participants have expressed concern that with the large number of investments in passive products following certain indices, the securities that make up those indices have been artificially inflated in value.
Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.
In addition, national economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the possibility of changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time.
The precise details and the resulting impact of the United Kingdom’s vote to leave the EU, commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.
Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.
Political and diplomatic events within the United States and abroad, such as the 2019 federal government shutdown or the threat of a future shutdown, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Equity markets in the United States and China seem very sensitive to the outlook for the current U.S.-China “trade war.”
Repurchase Agreements
Each Fund may invest in repurchase agreements, which are collateralized by underlying securities. The Money Market Fund may invest in repurchase agreements that are collateralized by cash items or obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and that have a total value in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.
Section 4(a)(2) Commercial Paper and Rule 144A Securities
Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) (“Section 4(a)(2) Commercial Paper”). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper normally is resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
Each Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

However, investing in Rule 144A securities and Section 4(a)(2) Commercial Paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Securities of Other Investment Companies
Each Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, each Fund (except the Money Market Fund) may invest in securities issued by other non-money market investment companies (including ETFs). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. The Funds also may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.
Short-Term Instruments
When a Fund experiences large cash inflows, for example, through the sale of securities, and desirable securities that are consistent with the Fund’s investment objective(s) are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time at the discretion of the Manager (or Subadviser, as applicable). Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
Swap Arrangements
Each Fund (except the Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount, whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated, and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager  or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager  or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
The High Income Fund, Income Fund, Short-Term Bond Fund, and Intermediate-Term Bond Fund may enter into credit default swap (“CDS”) contracts for investment purposes. The Funds also may invest in credit default swap indexes, which are portfolios of credit default swaps with similar characteristics. If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As the seller, a Fund also is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The High Income Fund, Income Fund, Short-Term Bond Fund, and Intermediate-Term Bond Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and require that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.
Synthetic Instruments
The High Income Fund, Income Fund, Intermediate-Term Bond Fund, Short-Term Bond Fund, and Money Market Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.
Tax-Exempt Securities
Each Fund may purchase tax-exempt securities, which include general obligation bonds, which are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.
Temporary Defensive Policy
Each Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
Treasury Inflation-Indexed Securities
Each Fund may invest in treasury inflation-indexed securities (also referred to as “treasury inflation-protected securities” or “TIPS”), which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds.
U.S. Government Obligations
Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. Treasury Notes have maturities of two, three, five, seven, or 10 years, and pay interest semi-annually. Treasury Bonds are issued with a 20- or 30-year term and pay interest semi-annually. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (“GSEs”). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Others are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.
In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Variable-Rate and Floating-Rate Securities
Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
Each Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
When-Issued and Delayed-Delivery Securities
Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund receives a commitment fee for delayed draws on loans. A Fund may sell these securities before the settlement date.
Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities also will be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities and delayed-draws loan commitments at the time of settlement, a Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.
On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and otherwise to manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.
Zero Coupon Bonds
Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (original issue discount), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

Each Fund:
(1)    may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2)    may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
(3)    may not issue senior securities, except as permitted under the 1940 Act.
(4)    may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5)    may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6)    may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7)    may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
In addition, with respect to the Money Market Fund, banks are not considered a single industry for purposes of investment restriction (2), and certificates of deposit, time deposits, bankers' acceptances, and other similar money market instruments issued by domestic banks may be excluded from the industry concentration limits set forth in that restriction.
With respect to each Funds' concentration policies as described above, the Manager and Subadvisers, where applicable, may determine an “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.
Additional Restriction
Each of the following funds has an investment policy that requires it to invest normally at least 80% of its assets in the type of security suggested by its name: Income Stock Fund invests at least 80% of its assets in common stocks, with at least 65% of the Fund’s assets normally invested in common stocks of companies that pay dividends; Short-Term Bond Fund invests at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity of three years or less; Intermediate-Term Bond Fund invests at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity between three to 10 years; Science & Technology Fund invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements; Small Cap Stock Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ written notice to the applicable Fund’s shareholders.
Portfolio Transactions and Brokerage Commissions
The Manager or the applicable Subadviser, subject to the general control of the Board, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.
The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through affiliated brokers of the Fund, the Manager, or the applicable Subadviser. The Board has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadviser are reasonable and fair. The Board has authorized the Manager or the applicable Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.
The Board has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.
In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser subject to obtaining the best overall terms available. Payment for such services also may be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third-party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager’s or the applicable Subadviser’s costs.
In return for such services, a Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager and Other Service Providers.
The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer generally has provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.
To the extent permitted by applicable law, and in all instances subject to the Fund’s policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses. The Manager or the applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

The Manager and the Subadvisers and their respective affiliates may advise, or have proprietary interests in, accounts with similar, dissimilar or the same investment objective as one or more of the Funds. Investment decisions are based on criteria relevant to each Fund or other account; portfolio management decisions and results of a Fund’s investments may differ from those of such other accounts. Securities of the same issuer will, from time to time, be purchased, held, or sold at the same time by one or more Funds and other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of one or more as well as the Manager or the applicable Subadviser’s other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. Trade orders submitted by one or more Funds and other investment accounts are not necessarily combined or “blocked” in all cases. Portfolio managers could purchase or sell securities for one Fund or account and not another Fund or account or can take similar action for two Funds or accounts at different times, even if the Funds and accounts have the same investment objective and permissible investments. However, the Manager or applicable Subadviser may, when feasible and when consistent with the fair and equitable treatment of the Funds and other accounts and best execution obligations, aggregate and block orders of one or more Funds and other accounts for order entry and execution. In some cases, the ability of a Fund to participate in volume transactions will produce better executions and prices for the Fund. In other cases, however, this could have a detrimental effect on the price or value of the security or instrument as far as a Fund is concerned.
The Manager and the Subadvisers have established allocation policies and procedures applicable to the Funds and other investment accounts they manage to ensure allocations are appropriate given their respective clients’ differing investment objectives and other considerations. In cases where orders to purchase or sell securities are aggregated, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such customers, including the Fund(s). In some instances, this procedure may affect the price and size of the position obtainable for a Fund. Generally, when the amount of securities available is insufficient to satisfy the volume or price requirements for a participating Fund(s) and other accounts, the amount executed is distributed among participating Funds and other accounts based on methodologies and factors set forth in the procedures adopted by the Manager or the applicable Subadviser, which may include pro rata allocation based upon the relative sizes of the participating Funds and accounts, pro rata allocation based upon the relative sizes of the orders submitted, random allocations in certain circumstances, or allocations based on other factors, such as available cash, liquidity requirements, investment phase of the account (e.g., ramping up or taking gains/losses for tax purposes), and the specific objectives and constraints for each Fund or account, which could include, but are not limited to: risk tolerance; rating constraints; maturity constraints; issue size; yield; purchase price; existing exposure; minimum trade allocation; minimum position holding size; sector allocation limits; duration; strategy, and lot size.
Trade allocation policies and procedures may not always contemplate all facts and circumstances. In addition, such policies and procedures typically identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, adjustments may be made: (i) to eliminate de minimis positions or satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to reallocate in light of a participating account’s portfolio characteristics (e.g., based on factors such as those outlined above). Allocations are determined, documented and approved in accordance with procedures adopted by the Manager or applicable Subadviser.
The Trust pays no brokerage commissions for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.
During the fiscal year ended July 31, 2019, the following Funds purchased securities of the following regular broker-dealers (the 10 largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.
Regular Broker-Dealer	Aggregate Value of Securities As of July 31, 2019
Bank of America
Capital Growth Fund	$9,936,000
Growth & Income Fund	$4,022,000
Income Fund	$33,906,000
Income Stock Fund	$12,097,000
Intermediate-Term Bond Fund	$10,475,000
Short-Term Bond Fund	$28,515,000
Value Fund	$5,219,000

Regular Broker-Dealer	Aggregate Value of Securities As of July 31, 2019
Barclays Global Investors Services
Income Fund	$12,419,000
Intermediate-Term Bond Fund	$7,977,000
Citigroup Global Markets, Inc.
Capital Growth Fund	$9,584,000
Growth & Income Fund	$22,487,000
Income Fund	$38,187,000
Income Stock Fund	$67,638,000
Intermediate-Term Bond Fund	$13,029,000
Money Market Fund	$74,414,000
Short-Term Bond Fund	$10,511,000
Value Fund	$31,253,000
JP Morgan Securities, Inc.
Capital Growth Fund	$6,522,000
Growth & Income Fund	$7,366,000
High Income Fund	$2,147,000
Income Fund	$29,338,000
Income Stock Fund	$22,144,000
Money Market Fund	$46,271,000
Short-Term Bond Fund	$5,033,000
Value Fund	$20,634,000
Mizuho Securities USA Inc.
Income Fund	$20,397,000
RBC Capital Markets (Royal Bank of Canada)
Income Fund	$21,754,000
Money Market Fund	$80,000,000
State Street Bank & Trust Company
Income Fund	$7,817,000
Suntrust Capital Markets
Intermediate-Term Bond Fund	$4,600,000
Short-Term Bond Fund	$20,324,000
Wells Fargo
Income Fund	$20,205,000
Intermediate-Term Bond Fund	$5,051,000
Money Market Fund	$107,730,000
Short-Term Bond Fund	$15,166,000
Brokerage Commissions
During the last three fiscal years ended July 31, the Funds paid the following aggregate brokerage fees:

Fund	2019	2018	2017
Aggressive Growth Fund	$210,368(e)	$458,101	$373,750
Capital Growth Fund	$316,719(f)	$150,733(a)	$274,082
Growth Fund	$363,946	$395,689(b)	$240,411
Growth & Income Fund	$485,759	$349,846	$305,522
High Income Fund	$22,311	$19,305(d)	$15,854
Income Fund	$17,829(g)	$565(d)	$17,592
Income Stock Fund	$626,461	$465,131	$432,916
Intermediate-Term Bond Fund	$13,825(g)	$4,791(d)	$37,611
Science & Technology Fund	$694,342	$564,434(a)	$860,940
Small Cap Stock Fund	$1,479,309	$1,712,946	$1,449,550
Value Fund	$918,094(f)	$602,962(c)	$442,380
(a)	A decrease in purchases and sales of securities resulted in a decrease in brokerage fees.
(b)	Significant cash flow into the Fund during the fiscal year resulted in more frequent portfolio transactions and led to an increase in broker commissions for the year.
(c)	The implementation of proprietary trades commission resulted in increased brokerage fees.
(d)	A decrease in the purchase and sales of equity securities and/or futures contracts resulted in a decrease in brokerage fees.
(e)	Increased trading with a lower commission broker resulted in lower brokerage fees.
(f)	An increase in purchases and sales of securities resulted in an increase in brokerage fees.
(g)	An increase in purchases and sales of equity securities and/or futures contracts resulted in an increase in brokerage fees.
During the last three fiscal years ended July 31, the Funds paid no affiliated brokerage fees to any affiliated discount brokerage service of the Manager.
The Manager or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended July 31, 2019, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:
Fund	Transaction Amount	Commissions/Underwriting Concessions
Aggressive Growth	$169,006,593	$44,377
Growth	$336,803,382	$73,531
Growth & Income	$408,837,197	$78,409
Income Stock	$208,256,215	$62,869
Science & Technology	$1,259,107,722	$69,671
Small Cap Stock	$430,053,412	$314,118
Value	$968,159,792	$172,837
Income	$1,400,226	$288
High Income	$2,312,031	$501
Portfolio Turnover Rates
The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund’s (except the Money Market Fund's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s).
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.
For the last two fiscal years ended July 31, the Funds' portfolio turnover rates were as follows:

Fund	2019	2018
Aggressive Growth Fund	78%	57%
Growth Fund	70%(a)	19%
Growth & Income Fund	93%(a)	23%
Income Stock Fund	86%(a)	23%
Income Fund	13%	8%
Short-Term Bond Fund	48%	39%
Science & Technology Fund	109%(a)	56%
Intermediate-Term Bond Fund	35%	15%
High Income Fund	31%	22%
Small Cap Stock Fund	84%	68%
Capital Growth Fund	54%(b)	22%
Value Fund	108%(a)	29%
(a)	Reflects increase trading activity due to current year transition or asset allocation shift.
(b)	Reflects overall increase in purchases and sales of securities.
Fund History and Description of Shares
The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. The Trust currently includes 47 portfolios, 13 of which are described in this SAI.
Each Fund is classified as diversified. The Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation. The Growth Fund, Income Fund, and Money Market Fund were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981; the Aggressive Growth Fund was established on July 8, 1981, and commenced public offering of its shares on October 19, 1981; the Income Stock Fund was established on January 23, 1987, and commenced public offering of its shares on May 4, 1987; the Growth & Income Fund and Short-Term Bond Fund were established on March 23, 1993, and commenced public offering of their shares on June 1, 1993; the Science & Technology Fund was established on May 9, 1997, and commenced public offering of its shares on August 4, 1997; the Intermediate-Term Bond Fund, High Income Fund (formerly High-Yield Opportunities), and Small Cap Stock Fund were established on May 6, 1999, and commenced public offering of their shares on August 2, 1999; the Capital Growth Fund was established on July 19, 2000, and commenced public offering of its shares on October 27, 2000; and the Value Fund was established on April 26, 2001, and commenced public offering of its shares on August 3, 2001. The Funds were reorganized into the Trust in August 2006. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund. Shares of each class of a Fund represent an identical interest in that Fund’s investment portfolio and have the same rights, privileges, and preferences. However, each class may differ with respect to expenses allocable exclusively to that class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any.
The Aggressive Growth Fund, Capital Growth Fund, Growth Fund, and Small Cap Stock Fund offer two classes of shares, identified as Fund Shares and Institutional Shares. The Growth & Income Fund and Value Fund offer three classes of shares, identified as Fund Shares, Institutional Shares, and Adviser Shares. The Income Fund, Intermediate-Term Bond Fund, High Income Fund, and Short-Term Bond Fund offer four classes of shares: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. The Income Stock Fund offers three classes of shares: Fund Shares, Institutional Shares, and R6 Shares. The Science & Technology Fund offers two classes of shares, identified as Fund Shares and Adviser Shares.
The Institutional Shares were established on November 13, 2007, and commenced offering on August 1, 2008. The Growth & Income Fund and Capital Growth Fund commenced offering Institutional Shares on August 7, 2015. The Adviser Shares were established on April 9, 2010, and commenced offering on August 1, 2010. The R6 shares were established on September 21, 2016, commenced offering on December 1, 2016.
The Fund Shares currently are available for investment through a USAA member account with the Manager, or certain other financial intermediaries the Fund may approve from time to time.
The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time.
The Adviser Shares are designed to be sold only through brokers, dealers, banks, insurance companies, investment advisers, and other financial intermediaries that provide various distribution and administrative services.
R6 Shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations.
Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board. They generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s share classes. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:
Converting from Institutional Shares to Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of a Fund (e.g., you terminate participation in a USAA discretionary managed account program), we may convert your Institutional Shares of the Fund to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.

Converting from Adviser Shares to Fund Shares or Institutional Shares: If you hold Adviser Shares of a Fund through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Adviser Shares of the Fund to Fund Shares or Institutional Shares, as applicable.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts in this SAI.
Tax Considerations
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017, and before January 1, 2026. The Tax Act makes changes to the tax rules affecting shareholders and the Funds, including various investments that each Fund may make. Investors are urged to consult their own tax advisors for more detailed information.
Taxation of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies it will not be liable for federal income tax on its net investment income and net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) income requirement; (2)  distribute at least 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (“diversification requirement”).
If a Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirements and diversification requirements (collectively, “Other Qualification Requirements”), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (as described in each Fund’s prospectus) (QDI) and thus subject to federal income tax at the lower rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a nondeductible 4% excise tax (“Excise Tax”) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for the year, (2) 98.2% of its capital gain net income for the 12-month period ending on October 31 of that year, plus (3) any prior undistributed taxable income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax. However, a Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the income requirements. The tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, commodity options, futures contracts, and options on futures contracts, may be affected by future regulatory or legislative changes that could affect whether income (earned directly or indirectly) from such investments is such “qualifying income.”
Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement in which a Fund invests may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
Section 988 of the Code also may apply to forward currency contracts and options and futures contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.
Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures contracts, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts, and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward currency contract, foreign currency, or hedged investment to mitigate the effect of the foregoing rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax and the Excise Tax.
Certain Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Each Fund may elect to “mark to market” its stock in certain PFICs it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests therein. It is anticipated that any federal income tax imposed on a Fund with respect to investments in PFICs would be insignificant.
For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (“OID”) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement. Generally, the accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid), including any accrued OID, to satisfy the distribution requirement and to avoid imposition of the Excise Tax, the Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the difference is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.
A Fund also may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium may be amortized if a Fund so elects. The amortized premium is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce a Fund’s adjusted tax basis in the security.
Income from direct investments in commodities and certain types of derivative contracts regarding commodities, such as certain swaps on commodity indices, is not “qualifying income” for purposes of the income requirement. Although the IRS had issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) beginning in 2006 stating that income a RIC derives from certain “structured notes that create a commodity exposure” (i.e., commodity-linked notes) constitutes qualifying income, the IRS (1) suspended the issuance of those rulings in July 2011 and (2) in September 2016 issued guidance providing that it will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” As a result, the IRS is revoking outstanding PLRs regarding commodity-linked notes, and it is highly unlikely that future PLRs addressing the status of those notes will be issued, if at all.  Accordingly, if a Fund invests in those notes to an extent that might threaten its ability to satisfy the income requirement, the Fund may be unable to qualify as a RIC for one or more taxable years.
Taxation of the Shareholders
Distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December that are payable to shareholders of record in such a month are deemed to have been received on December 31, if the Fund pays the distributions during the following January.
Any gain or loss a shareholder realizes on the redemption or exchange of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in each Fund’s prospectus. Any loss realized on a redemption or exchange of shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.
If a Fund's distributions in a taxable year exceed its current and accumulated earnings and profits, the excess distributed to each shareholder will be treated as a “return of capital” to the extent of the shareholder’s basis in its shares and thereafter as capital gain—a Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryovers offset current taxable year realized gains. A return of capital distribution is not taxable, but it reduces a shareholder's basis in its shares and thus results in a higher capital gain or lower capital loss when the shares are redeemed. Distributions in excess of a Fund's distribution requirement, but not in excess of its earnings and profits, will be taxable to its shareholders and will not constitute non-taxable returns of capital.
If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be QDI, distributions to the Fund's shareholders of such “in lieu of” payments will not be treated as such and instead will be taxed at the shareholders’ marginal federal income tax rates.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011, (Covered Shares) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
*        *        *        *        *
The foregoing discussion of certain federal tax considerations affecting each Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Trustees and Officers of the Trust
The Board consists of 10 Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including Victory Capital and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”) and two Trustees who are “interested persons” of the Funds “Interested Trustees.” Mr. Dan McNamara, the Chairman of the Board, is deemed an “interested person” due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an “interested person” due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds. In addition, Mr. Boyce, the Vice Chairman of the Board, also has been designated a Lead Independent Trustee. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Vice Chair and Lead Independent Trustee may call meetings of the Board and any Board committee whenever he deems it necessary and presides at meetings of the Trustees in the absence of the Chair. The Vice Chair and Lead Independent Trustee participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Vice Chair and Lead Independent Trustee will coordinate activities performed by the Independent Trustees as a group and will serve as the main liaison between the Independent Trustees and the Funds' management and officers between meetings. The Vice Chair and Lead Independent Trustee may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Vice Chairman to be integral to promoting effective independent oversight of the Funds' operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustees provide the Board with the Manager’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
As a series of a registered investment company, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds' external auditors and periodic presentations from the Manager.
The Board also participates in the Funds' risk oversight, in part, through the Funds' compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics, and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds' chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
Victory Capital seeks to identify for the Board the risks that it believes may affect the Funds and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustee Qualifications
The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each

Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for Victory Capital management and, ultimately, the Funds' shareholders.
Set forth below are the Independent Trustees, the Interested Trustees, officers, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.
Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Lead Independent Trustee and Vice Chairman	Trustee since September 2013, Lead Independent Trustee and Vice Chairman since July 2019	Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years’ experience as a Board member of the USAA family of funds.	One registered investment company offering 47 individual funds	Westhab, Inc.
Robert L. Mason, Ph.D. (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years’ experience as a Board member of the USAA family of funds.	One registered investment company offering 47 individual funds	None

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years’ experience as a Board member of the USAA family of funds.	One registered investment company offering 47 individual funds	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years’ experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara.	One registered investment company offering 47 individual funds	None

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Richard Y. Newton III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation’s warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force’s mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years’ experience as a Board member of the USAA family of funds.	One registered investment company offering 47 individual funds	None
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years’ experience as a Board member of the USAA family of funds.	One registered investment company offering 47 individual funds	None

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000	President of Reimherr Business Consulting performing business valuations of medium to large companies, developing business plans, budgets, internal financial reporting, and mergers and acquisitions (05/95-12/17); St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 19 years’ experience as a Board member of the USAA family of funds.	One registered investment company offering 47 individual funds	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk.	One registered investment company offering 47 individual funds	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.
*	The address for each Independent Trustee is Victory Capital Management Inc., P.O. Box 659430, San Antonio, Texas 78265-9430.
**	Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee reaches age 75, and the Interested Trustees may serve as a Trustee until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign, or may be removed by a written instrument signed by two-thirds of the number of Trustees before the removal, or may be removed by a vote of two-thirds of the outstanding shares of the Trust, at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.
Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Funds Overseen by Officer	Other Directorships Held During the Past Five Years
Interested Trustees
Daniel S. McNamara (June 1966)	Trustee and Chairman	Trustee since January 2012 and Chairman since July 2019	Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/13-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	One registered investment company offering 47 individual funds	None
David C. Brown (May 1972)	Trustee	Trustee since July 2019	Chairman and Chief Executive Officer (2013- present), Co-Chief Executive Officer, (2011- 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013- present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.	One registered investment company offering 47 individual funds	Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)
* The address of the Interested Trustees is Victory Capital Management Inc., P.O. Box 659430, San Antonio, Texas 78265-9430.

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers
Chris Dyer (February 1962)	President	July 2019	Director of Mutual Fund Administration, Victory Capital Management Inc. (2004 -present).
Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present); Senior Analyst, Fund Administration, Victory Capital Management Inc. (2005-2015).
James K. De Vries (April 1969)	Treasurer	March 2018	Executive Director, Victory Capital Management Inc. (7/1/19- present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds’ Principal Financial Officer.
Erin Wagner (February1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present)
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identify Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Amy Campos (July 1976)	Chief Compliance Officer	July 2019	Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).
*	The address of each officer is Victory Capital Management Inc., P.O. Box 659430, San Antonio, Texas 78265-9430.
Committees of the Board
The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent fiscal year ended July 31, 2019, the Board held meetings six times. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has five committees: an Executive Committee, an Audit and Compliance Committee, a Product Management and Distribution Committee, a Corporate Governance Committee, and an Investments Committee. The duties of these five Committees and their membership are as follows:
Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust, which may be delegated to it by the Board. Chairman and Interested Trustee D. McNamara, Interested Trustee Brown, and Lead Independent Trustee

Boyce are members of the Executive Committee. During the Funds' most recent fiscal year ended July 31, 2019, the Executive Committee held no meetings.
Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. Lead Independent Trustee Boyce and Independent Trustees Hawley, Mason, P. McNamara, Ostdiek, Newton, Reimherr, and Walters are members of the Audit and Compliance Committee. During the Funds' most recent fiscal year ended July 31, 2019, the Audit and Compliance Committee held four meetings.
Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Funds offered by the Trust and the respective investment objectives and policies, as well as the Manager’s selection of subadvisers; oversees the distribution and marketing of the Funds; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust’s 12b-1 Plan. Chairman and Interested Trustee D. McNamara, Interested Trustee Brown, Lead Independent Trustee Boyce, and Independent Trustees Hawley, Mason, P. McNamara, Ostdiek, Newton, Reimherr, and Walters are members of the Product Management and Distribution Committee. During the Funds' most recent fiscal year ended July 31, 2019, the Product Management and Distribution Committee held five meetings.
Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees, establishing procedures to identify and recruit potential candidates for Board membership, and recommending candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Paul McNamara, chairman of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. Lead Independent Trustee Boyce and Independent Trustees Hawley, Mason, P. McNamara, Ostdiek, Newton, Reimherr, and Walters are members of the Corporate Governance Committee. During the Funds' most recent fiscal year ended July 31, 2019, the Corporate Governance Committee held five meetings.
Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by Victory Capital and/or, if applicable, the investment subadviser(s) for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. Chairman and Interested Trustee D. McNamara, Interested Trustee Brown, Lead Independent Trustee Boyce, and Independent Trustees Hawley, Mason, P. McNamara, Ostdiek, Newton, Reimherr, and Walters are members of the Investments Committee. During the Funds' most recent fiscal year ended July 31, 2019, the Investments Committee held four meetings.
There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2018.

	Aggressive Growth Fund	Growth Fund	Growth & Income Fund	Income Stock Fund
Interested Trustee
Daniel S. McNamara	None	None	None	None
David C. Brown	None	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	None	$1-$10,000	$1-$10,000
Jefferson C. Boyce	None	None	None	$10,001-$50,000
Dawn M. Hawley	None	None	None	None
Paul L. McNamara	None	None	$1-$10,000	$10,001-$50,000
Richard Y. Newton, III	None	None	$1-$10,000	None
Barbara B. Ostdiek, Ph.D.	None	None	None	None
Michael F. Reimherr	None	Over $100,000	$50,001-$100,000	$10,001-$50,000
John C. Walters	None	None	None	None

	Income Fund	Money Market Fund	Science & Technology Fund	Small Cap Stock Fund
Interested Trustee
Daniel S. McNamara	$10,001-$50,000	$10,001-$50,000	None	None
David C. Brown	None	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	Over $100,000	None	None
Jefferson C. Boyce	None	$1-$10,000	None	None
Dawn M. Hawley	None	None	None	None
Paul L. McNamara	None	Over $100,000	$10,001-$50,000	None
Richard Y. Newton, III	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	$1-$10,000	None	None
Michael F. Reimherr	None	$10,001-$50,000	None	None
John C. Walters	None	None	None	None

	Intermediate-Term Bond Fund	Short-Term Bond Fund	High Income Fund
Interested Trustee
Daniel S. McNamara	None	$50,001-$100,000	$10,001-$50,000
David C. Brown	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None
Jefferson C. Boyce	None	None	None
Dawn M. Hawley	$10,001-$50,000	None	None
Paul L. McNamara	$10,001-$50,000	None	$10,001-$50,000
Richard Y. Newton, III	None	None	None
Barbara B. Ostdiek, Ph.D.	None	None	None
Michael F. Reimherr	Over $100,000	None	Over $100,000
John C. Walters	None	None	None

	Capital Growth Fund	Value Fund	USAA Fund Complex Total
Interested Trustee
Daniel S. McNamara	None	None	Over $100,000
David C. Brown	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	None	Over $100,000
Jefferson C. Boyce	None	None	$50,001-$100,000
Dawn M. Hawley	None	$10,001-$50,000	Over $100,000
Paul L. McNamara	$1-$10,000	$10,001-$50,000	Over $100,000
Richard Y. Newton, III	None	None	$1-$10,000
Barbara B. Ostdiek, Ph.D.	None	None	$10,001-$50,000
Michael F. Reimherr	None	None	Over $100,000
John C. Walters	None	None	None
The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended July 31, 2019.
Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Family of Funds (b)
Interested Trustee
Daniel S. McNamara	None (a)	None (a)
David C. Brown(c)	None (a)	None (a)
Independent Trustee
Jefferson C. Boyce	$66,958	$272,000
Dawn Hawley	$67,943	$276,000
Robert L. Mason, Ph.D.	$80,005	$325,000
Paul L. McNamara	$66,958	$272,000
Richard Y Newton, III	$64,004	$260,000
Barbara B. Ostdiek, Ph.D.	$64,004	$260,000
Michael F. Reimherr	$64,004	$260,000
John C. Walters(c)	None	None
(a)	Daniel S. McNamara and David C. Brown are affiliated with the Trust’s investment adviser, Victory Capital, and, accordingly, receive no remuneration from the Trust or any other fund of the USAA Fund Complex.
(b)	At July 31, 2019, the Fund Complex consisted of one registered investment company offering 47 individual funds.
(c)	Messrs. Brown and Walters became members of the Board of Trustees on July 1, 2019.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company, who acknowledges the existence of control, or by whom the Fund acknowledges control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.
As of October 31, 2019, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.
Control Persons
As of October 31, 2019, there were no control persons of the Funds.
Principal Shareholders
As of October 31, 2019, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated:

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
Intermediate-Term Bond Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	40.49%	Record
Science & Technology Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	25.42%	Record
Income Stock Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	15.84%	Record
Short-Term Bond Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	33.35%	Record
Short-Term Bond Fund Shares	Charles Scwab & Co Inc special custody A/C FBO customers 211 Main Street San Francisco, CA 94105	7.13%	Record
Short-Term Bond Fund Shares	TD Ameritrade PO BOX 2226 Omaha, NE 68103-2226	5.08%	Record
Growth & Income Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	15.35%	Record
Aggressive Growth Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	18.48%	Record
Income Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	28.96%	Record
Income Fund Shares	Charles Scwab & Co Inc special custody A/C FBO customers 211 Main Street San Francisco, CA 94105	13.27%	Record

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
Growth Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	26.78%	Record
Taxable Money Market Fund	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	48.16%	Record
Capital Growth Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	20.85%	Record
Value Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	38.42%	Record
High Income Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	41.58%	Record
Small Cap Stock Fund Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	32.26%	Record
Intermediate-Term Bond Fund Institutional Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	65.18%	Record
Intermediate-Term Bond Fund Institutional Shares	Mac & Co A/C 684261 ATTN: Mutual Fund Operations PO BOX 3198, 525 William Penn Place Pittsburgh, PA 15230-3198	22.50%	Record
Intermediate-Term Bond Fund Institutional Shares	Charles Scwab & Co Inc special custody A/C FBO customers 211 Main Street San Francisco, CA 94105	5.47%	Record
Income Stock Fund Institutional Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	71.67%	Record

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
Income Stock Fund Institutional Shares	Mac & Co A/C 684256 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	19.40%	Record
Income Stock Fund Institutional Shares	Gerlach & Co, LLC/Citibank Open WE1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610	8.77%	Record
Short-Term Bond Fund Institutional Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	38.77%	Record
Short-Term Bond Fund Institutional Shares	Mac & Co A/C 684257 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	41.37%	Record
Short-Term Bond Fund Institutional Shares	Gerlach & Co, LLC/Citibank Open WE1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610	9.92%	Record
Growth & Income Fund Institutional Shares	MAC & CO A/C 684257 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	99.25%	Record
Aggressive Growth Fund Institutional Shares	Gerlach & Co, LLC/Citibank Open WE1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610	92.08%	Record
Income Fund Institutional Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	50.06%	Record
Income Fund Institutional Shares	Charles Scwab & Co Inc special custody A/C FBO customers 211 Main Street San Francisco, CA 94105	25.42%	Record
Income Fund Institutional Shares	MAC & CO A/C 684253 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	14.25%	Record
Income Fund Institutional Shares	Gerlach & Co, LLC/Citibank Open WE1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610	8.73%	Record
Growth Fund Institutional Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	59.65%	Record
Growth Fund Institutional Shares	Mac & Co A/C 684251 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	24.02%	Record

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
Growth Fund Institutional Shares	Gerlach & Co, LLC/Citibank Open WE1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610	16.05%	Record
Capital Growth Fund Institutional Shares	Gerlach & Co, LLC/Citibank Open WE1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610	92.65%	Record
Capital Growth Fund Institutional Shares	United Services Automobile Assn C/O Portfolio Accoutning 9800 Fredericksburg Road San Antonio, TX 78288-0001	5.54%	Beneficial
Value Fund Institutional Shares	Mac & Co A/C 684258 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	93.41%	Record
Value Fund Institutional Shares	Gerlach & Co, LLC/Citibank Open WE1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610	5.13%	Record
High Income Fund Institutional Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	67.33%	Record
High Income Fund Institutional Shares	MAC & CO A/C 684262 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	18.76%	Record
High Income Fund Institutional Shares	Gerlach & Co, LLC/Citibank Open WE1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610	5.13%	Record
Small Cap Stock Fund Institutional Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	55.35%	Record
Small Cap Stock Fund Institutional Shares	MAC & CO A/C 684263 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	37.01%	Record
Small Cap Stock Fund Institutional Shares	Gerlach & Co, LLC/Citibank Open WE1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610	7.59%	Record
Intermediate-Term Bond Fund Adviser Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	96.20%	Record

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
Science & Technology Fund Adviser Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	87.82%	Record
Short-Term Bond Fund Adviser Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	36.56%	Record
Short-Term Bond Fund Adviser Shares	United Services Automobile Assn C/O Portfolio Accoutning 9800 Fredericksburg Road San Antonio, TX 78288-0001	40.12%	Beneficial
Short-Term Bond Fund Adviser Shares	Merrill Lynch Pierce Fenner & Smith (FBO)its ciustomers 4800 Deer Lake Drive East Jacksonville, FL 32246	9.79%	Record
Short-Term Bond Fund Adviser Shares	LP Financial Corporation 4707 Executive Drive San Diego, CA 92121	5.70%	Record
Growth & Income Fund Adviser Shares	United Services Automobile Assn C/O Portfolio Accoutning 9800 Fredericksburg Road San Antonio, TX 78288-0001	94.18%	Beneficial
Income Fund Adviser Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	96.39%	Record
Value Fund Adviser Shares	United Services Automobile Assn C/O Portfolio Accoutning 9800 Fredericksburg Road San Antonio, TX 78288-0001	98.42%	Beneficial
High Income Fund Adviser Shares	United Services Automobile Assn C/O Portfolio Accoutning 9800 Fredericksburg Road San Antonio, TX 78288-0001	49.30%	Beneficial
High Income Fund Adviser Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	40.37%	Record
Intermediate-Term Bond Fund R6 Shares	United Services Automobile Assn C/O Portfolio Accoutning 9800 Fredericksburg Road San Antonio, TX 78288-0001	84.46%	Beneficial

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
Intermediate-Term Bond Fund R6 Shares	Matrix Trusrt Company Trustee PO Box 52129 Phoenix, AZ 85072-2129	10.37%	Record
Income Stock Fund R6 Shares	United Services Automobile Assn C/O Portfolio Accoutning 9800 Fredericksburg Road San Antonio, TX 78288-0001	45.52%	Beneficial
Income Stock Fund R6 Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	54.44%	Record
Short-Term Bond Fund R6 Shares	United Services Automobile Assn C/O Portfolio Accoutning 9800 Fredericksburg Road San Antonio, TX 78288-0001	66.81%	Beneficial
Short-Term Bond Fund R6 Shares	Matrix Trusrt Company Trustee PO Box 52129 Phoenix, AZ 85072-2129	29.77%	Record
Income Fund R6 Shares	United Services Automobile Assn C/O Portfolio Accoutning 9800 Fredericksburg Road San Antonio, TX 78288-0001	23.26%	Beneficial
Income Fund R6 Shares	National Financial for the exclusive benefits of its customers 499 Washington Blvd. Jersey City, NJ 07310	70.64%	Record
High Income Fund R6 Shares	United Services Automobile Assn C/O Portfolio Accoutning 9800 Fredericksburg Road San Antonio, TX 78288-0001	91.85%	Beneficial
High Income Fund R6 Shares	Matrix Trusrt Company Trustee PO Box 52129 Phoenix, AZ 85072-2129	6.85%	Record
[1]	“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”
The Trust’s Manager and Other Service Providers
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds effective July 1, 2019. Victory Capital’s principal business address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”) a publicly traded Delaware corporation. As of October 31, 2019, Victory Capital managed assets totaling in excess of $146.8 for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Effective July 1, 2019, VCH acquired AMCO from its parent company and Victory Capital became the adviser to the Funds.
Subject to the authority of the Board, the Manager is responsible for the overall management and administration of the Funds’ business affairs. Victory Capital is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies, and restrictions. Victory Capital is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Advisory Agreement also authorizes Victory Capital to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.
Advisory Agreement
Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for the Funds.
For the services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons also are employees of the Manager or its affiliates.
Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material and all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Manager; administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; expenses of typesetting for printing prospectuses and SAIs and supplements thereto expenses of printing and mailing these sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.
The Advisory Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
The Advisory Agreement will remain in effect until June 30, 2021, and will continue in effect from year to year thereafter for each such Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board (on behalf of such Fund), and (ii) by vote of a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or Victory Capital on 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).
For the last three fiscal years ended July 31, total management fees (gross of any applicable waivers and/or reimbursements) were as follows:
Fund	2019*	2018	2017
Aggressive Growth Fund Shares	$6,147,140	$6,594,044	$5,624,743
Aggressive Growth Fund Institutional Shares	$40,628	$28,459	$307,995
Capital Growth Fund Shares	$5,854,030	$6,999,696	$5,996,147
Capital Growth Fund Institutional Shares	$353,539	$55,077	$39,872
Growth Fund Shares	$8,979,908	$10,494,990	$9,594,107
Growth Fund Institutional Shares	$6,553,049	$9,750,266	$8,587,625
Growth & Income Fund Shares	$9,159,616	$10,156,639	$9,012,112
Growth & Income Fund Adviser Shares	$54,796	$62,585	$55,139
Growth & Income Fund Institutional Shares	$851,810	$905,068	$765,326
High Income Fund Shares	$5,793,351	$5,870,809	$5,651,073
High Income Fund Institutional Shares	$4,536,311	$4,741,888	$4,812,399
High Income Fund Adviser Shares	$46,582	$46,099	$44,013

Fund	2019*	2018	2017
High Income Fund R6 Shares	$23,210	$25,269	$16,906
Income Fund Shares	$7,235,967	$9,120,584	$6,671,744
Income Fund Institutional Shares	$11,362,816	$9,275,452	$6,936,600
Income Fund Adviser Shares	$200,744	$246,937	$270,389
Income Fund R6 Shares	$42,001	$37,342	$7,928
Income Stock Fund Shares	$7,614,761	$8,483,311	$7,965,102
Income Stock Fund Institutional Shares	$4,985,775	$5,445,540	$5,638,394
Income Stock Fund R6 Shares	$54,885	$53,715	$17,449
Intermediate-Term Bond Fund Shares	$6,050,614	$6,687,935	$5,967,888
Intermediate-Term Bond Fund Institutional Shares	$5,972,265	$6,745,033	$6,221,775
Intermediate-Term Bond Fund Adviser Shares	$161,933	$204,790	$253,473
Intermediate-Term Bond Fund R6 Shares	$16,059	$16,095	$10,175
Money Market Fund	$10,600,323	$10,678,540	$11,754,296
Science & Technology Fund Shares	$8,311,340	$9,190,089	$7,698,298
Science & Technology Fund Adviser Shares	$663,455	$846,097	$839,911
Short-Term Bond Fund Shares	$2,627,181	$3,212,335	$3,881,253
Short-Term Bond Fund Institutional Shares	$4,598,870	$4,858,732	$5,349,999
Short-Term Bond Fund Adviser Shares	$36,038	$49,661	$40,259
Short-Term Bond Fund R6 Shares	$11,080	$11,426	$8,181
Small Cap Stock Fund Shares	$4,573,918	$4,971,257	$4,466,528
Small Cap Stock Fund Institutional Shares	$5,907,065	$6,828,338	$6,378,382
Value Fund Shares	$5,621,363	$6,678,959	$6,554,063
Value Fund Institutional Shares	$2,504,919	$4,258,585	$4,158,532
Value Fund Adviser Shares	$52,129	$66,203	$68,607
*Management fees paid to AMCO for the period of August 1, 2018, to June 30, 2019.
The following management fees were paid to Victory Capital for the period of July 1, 2019, to July 31, 2019.
Fund	2019
Aggressive Growth Fund Shares	$618,057
Aggressive Growth Fund Institutional Shares	$4,484
Capital Growth Fund Shares	$532,371
Capital Growth Fund Institutional Shares	$70,857
Growth Fund Shares	$943,156
Growth Fund Institutional Shares	$643,092
Growth & Income Fund Shares	$866,064
Growth & Income Fund Adviser Shares	$5,061
Growth & Income Fund Institutional Shares	$85,107
High Income Fund Shares	$514,241
High Income Fund Institutional Shares	$388,206
High Income Fund Adviser Shares	$4,250
High Income Fund R6 Shares	$2,218
Income Fund Shares	$652,389
Income Fund Institutional Shares	$1,022,978
Income Fund Adviser Shares	$19,552
Income Fund R6 Shares	$4,194
Income Stock Fund Shares	$730,857
Income Stock Fund Institutional Shares	$490,110
Income Stock Fund R6 Shares	$5,139
Intermediate-Term Bond Fund Shares	$500,688
Intermediate-Term Bond Fund Institutional Shares	$460,675
Intermediate-Term Bond Fund Adviser Shares	$12,736
Intermediate-Term Bond Fund R6 Shares	$1,417

Fund	2019
Money Market Fund	$1,005,168
Science & Technology Fund Shares	$888,088
Science & Technology Fund Adviser Shares	$67,415
Short-Term Bond Fund Shares	$198,354
Short-Term Bond Fund Institutional Shares	$315,011
Short-Term Bond Fund Adviser Shares	$2,611
Short-Term Bond Fund R6 Shares	$913
Small Cap Stock Fund Shares	$441,482
Small Cap Stock Fund Institutional Shares	$575,829
Value Fund Shares	$523,570
Value Fund Institutional Shares	$167,842
Value Fund Adviser Shares	$4,773
The management fees of each Fund (except the Money Market Fund) are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate based on the average daily net assets of the Fund and (2) a performance adjustment that will be added to or subtracted from the base investment management fee depending upon the performance of the Fund relative to a relevant Lipper Index. Victory Capital will charge only the base fee (with no performance adjustments) for a period of 12 months following the effectiveness of the Advisory Agreement while Victory Capital develops a performance record for the applicable Funds. Each Fund’s performance will be compared to the Lipper Indexes as listed below:
Fund	Lipper Index
Aggressive Growth Fund	Large-Cap Growth Funds Index
Growth Fund	Large-Cap Growth Funds Index
Growth & Income Fund	Multi-Cap Core Funds Index
High Income Fund	High Yield Bond Funds Index
Income Fund	A Rated Bond Funds Index
Income Stock Fund	Equity Income Funds Index
Intermediate-Term Bond Fund	Core Plus Bond Funds Index
Science & Technology Fund	Science & Technology Funds Index
Short-Term Bond Fund	Short Investment Grade Debt Funds Index
Small Cap Stock Fund	Small-Cap Core Funds Index
Capital Growth Fund	Global Funds Index
Value Fund	Multi-Cap Value Funds Index
With respect to the Money Market Fund, the management fee does not include a performance adjustment.
Computing the Performance Adjustment
For any month, the base investment management fee of each Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The Investment Advisory Agreement with Victory Capital permits calculation and application of the performance adjustment (1) on a class-by-class basis or (2) by designating a single share class of a Fund for purposes to calculate the performance adjustment, and then applying the same performance adjustment to each other class of shares of the Fund. The performance adjustment is currently calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of each Fund's relevant Lipper Index. The methodology for calculating the performance adjustment may change in the future, as approved by the Board of the Trust and consistent with the terms of the Investment Advisory Agreement.
The performance period for each Fund consists of the current month plus the previous 35 months. The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

Fixed Income Funds:
High Income Fund
Income Fund
Intermediate-Term Bond Fund
Short-Term Bond Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets) [1]
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
Equity Funds:
Aggressive Growth Fund	Value Fund
Growth Fund	Growth & Income Fund
Income Stock Fund	Science & Technology Fund
Small Cap Stock Fund	Capital Growth Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets) [1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
[1]	Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point (.01%). Average daily net assets are calculated over a rolling 36-month period.
For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:
	Examples
	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$221,918	$221,918	$221,918	$221,918	$221,918	$221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$263,568	$221,918	$193,868	$256,768	$180,268	$221,918
(a)	Average annual performance over a 36-month period
(b)	In basis points 1/100th of a percent
(c)	Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage
Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base investment management fee is based upon the Fund’s performance compared to the investment record of its Lipper Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
For Funds that offer multiple classes of shares, the performance adjustment is determined on a class-by-class basis. In some circumstances, the Manager has agreed to waive certain expenses of the Funds, the impact of which may be to increase the performance of those Funds. Any corresponding increase in the performance of a Fund may contribute to a positive performance adjustment.

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. As a result of the Funds' expense limitations previously in effect by AMCO, for the last three fiscal years ended July 31, AMCO reimbursed the Funds as follows:
Fund	2019*	2018	2017
Aggressive Growth Fund Institutional Shares	$12,442	$11,684	-
Capital Growth Fund Institutional Shares	-	$8,021	$19,322
Growth & Income Fund Adviser Shares	$7,104	$3,729	$3,708
High Income Fund Adviser Shares	$19,312	$11,623	$6,471
High Income Fund R6 Shares	$14,948	$14,000	$20,805
Income Fund R6 Shares	$5,165	$30,285	$20,089
Income Stock Fund R6 Shares	$7,101	$27,466	$20,725
Intermediate-Term Bond Fund R6 Shares	$17,018	$20,824	$23,047
Money Market Fund	-	-	$119,387
Short-Term Bond Fund R6 Shares	$12,787	$14,130	$21,116
Value Fund Adviser Shares	$-	-	$4,103
*AMCO reimbursed the Funds for the period of August 1, 2018, to June 30, 2019.
Victory Capital reimbursed the Funds for the period of July 1, 2019, to July 31, 2019, as follows:
Fund	2019
Aggressive Growth Fund Institutional Shares	$2,787
Growth & Income Fund Adviser Shares	$681
High Income Fund Adviser Shares	$1,241
High Income Fund R6 Shares	$535
Income Fund R6 Shares	$2,400
Income Stock Fund R6 Shares	$2,846
Intermediate-Term Bond Fund R6 Shares	$1,152
Short-Term Bond Fund R6 Shares	$3,759
Value Fund Adviser Shares	$2,867
Subadvisory Agreements
The Manager has entered into Subadvisory Agreements dated July 1, 2019, with ClariVest Asset Management LLC (“ClariVest”), Granahan Investment Management, Inc. (“GIMI”), Wellington Management Company LLP (“Wellington Management”), Renaissance Investment Management (Renaissance), and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) under which each Subadviser is engaged to provide day-to-day discretionary management of the portion of the applicable Fund’s assets allocated to it by the Manager. Each Subadviser will manage the applicable Fund’s assets in accordance with that Fund’s investment objective(s), policies, and restrictions, subject to the general supervision of the Manager and the Board. The Manager may allocate all, a portion, or none of a Fund’s assets to a Subadviser in its discretion.
Each Subadvisory Agreement will remain in effect with respect to a Fund until June 30, 2021. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of Victory Capital or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated, without penalty, with respect to a Fund at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act) on 60 days’ written notice; by Victory Capital at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

ClariVest, located 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, is a Delaware limited liability company with offices at 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130. Founded March 2006, ClariVest is an asset management firm majority owned by its employees and minority owned by Eagle Asset Management, Inc., a subsidiary of Raymond James Financial. ClariVest markets its investment services to institutional clients, including corporate and public pension plans, foundations, endowments, and Taft-Hartley clients worldwide.
GIMI, located at 404 Wyman Street, Waltham, Massachusetts 02451, is an independent, 100% employee-owned firm founded in 1985 by investment professionals with a passion for small capitalization equity investing. The firm remains committed to the smaller cap area of the market and has dedicated its investment expertise to serving institutions and family offices.
Loomis Sayles is a Delaware limited partnership owned by Natixis Investment Managers, L.P. (formerly Natixis Global Asset Management, L.P.) (“Natixis LP”). Natixis LP is part of Natixis Investment Managers (formerly Natixis Global Asset Management), an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’ Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high-net-worth, and mutual fund clients for more than 80 years.
Renaissance, located at 50 E. River Center Boulevard, Suite 1200, Covington, Kentucky 41011, is an investment adviser that has specialized in growth equity management since 1978. Renaissance is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company.
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm, which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of July 31, 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.102 trillion in assets.
For the last three fiscal years ended July 31, AMCO paid the following aggregate subadvisory fees for the subadvised Funds listed in this SAI.
Fund	2019*	2018	2017
Aggressive Growth	$-	$365,951	$4,179,996
Capital Growth	$1,663,490	$1,830,384	$1,601,589
Growth	$4,987,167	$5,812,099	$4,632,220
Growth & Income	$1,360,831	$1,481,387	$1,371,097
Income Stock	$2,636,636	$3,221,619	$3,314,778
Science & Technology	$4,501,693	$4,899,461	$3,926,124
Small Cap Stock	$7,851,495	$9,707,993	$9,586,523
Value	$2,709,568	$3,360,188	$3,093,027
*AMCO paid aggregate subadvisory fees for the period of August 1, 2018, to June 30, 2019.
Victory Capital paid the following aggregate subadvisory fees for the subadvised Funds for the period of July 1, 2019, to July 31, 2019, as follows:
Fund	2019
Growth	$144,287
Science & Technology	$83,478
Small Cap Stock	$240,278
Administration, Servicing and Accounting Agreement
Under a Fund Administration, Servicing and Accounting Agreement effective July 1, 2019 (“Administration Agreement”), Victory Capital is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. Victory Capital may delegate one or more of its responsibilities to others at its expense. Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory

Capital, as disclosed in greater detail under “Sub-Administrator and Sub-Fund Accountant.” As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, all subject to the supervision of the Board. Prior to July 1, 2019, AMCO served as the Funds' administrator under a separate agreement.
Victory Capital coordinates the preparation, filing, and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semiannual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration Agreement.
The Administration Agreement provides that Victory Capital shall not be liable for any action or inaction, except for any action or inaction constituting willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or the reckless disregard of such duties.
For these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, as indicated in the table below.
Fund/Class	Fee
(% of average daily net assets)
Money Market Fund	0.10%
Fund Shares of:	0.15%, calculated and paid separately for each Fund’s Fund Shares
Aggressive Growth Fund
Capital Growth Fund
Growth Fund
Growth & Income Fund
High Income Fund
Income Fund
Income Stock Fund
Intermediate-Term Bond Fund
Short-Term Bond Fund
Science & Technology Fund
Small Cap Stock Fund
Value Fund
Adviser Shares of:	0.15%, calculated and paid separately for each Fund’s Adviser Shares
Growth & Income Fund
High Income Fund
Income Fund
Intermediate-Term Bond Fund
Science & Technology Fund
Short-Term Bond Fund
Value Fund

Fund/Class	Fee
Institutional Shares of each of:	0.10%, calculated and paid separately for each Fund’s Institutional Shares
Aggressive Growth Fund
Capital Growth Fund
Growth Fund
Growth & Income Fund
Income Fund
Income Stock Fund
Intermediate-Term Bond Fund
High Income Fund
Short-Term Bond Fund
Small Cap Stock Fund
Value Fund
R6 Shares of each of:	0.05%, calculated and paid separately for each Fund’s R6 Shares
High Income Fund
Income Fund
Intermediate-Term Bond Fund
Short-Term Bond Fund
Income Stock Fund
Prior to July 1, 2019, AMCO served as the Funds' administrator under a separate agreement. For the last three fiscal years ended July 31, the Funds paid administration and servicing fees to AMCO as follows:
Fund	2019*	2018	2017
Aggressive Growth Fund Shares	$2,156,984	$2,198,891	$1,841,891
Aggressive Growth Fund Institutional Shares	$10,589	$6,309	$67,757
Capital Growth Fund Shares	$1,154,741	$1,338,900	$1,141,589
Capital Growth Fund Institutional Shares	$47,060	$7,127	$5,220
Growth Fund Shares	$2,155,795	$2,256,048	$1,826,262
Growth Fund Institutional Shares	$1,056,711	$1,400,035	$1,098,806
Growth & Income Fund Shares	$2,289,904	$2,539,160	$2,240,766
Growth & Income Fund Adviser Shares	$13,699	$15,646	$13,785
Growth & Income Fund Institutional Shares	$141,968	$150,354	$126,426
High Income Fund Shares	$1,624,642	$1,823,269	$1,748,560
High Income Fund Institutional Shares	$837,254	$970,245	$981,717
High Income Fund Adviser Shares	$13,475	$14,944	$14,311
High Income Fund R6 Shares	$2,309	$2,548	$1,702
Income Fund Shares	$4,167,801	$5,683,883	$5,146,356
Income Fund Institutional Shares	$4,336,713	$3,768,629	$3,368,298
Income Fund Adviser Shares	$133,796	$178,880	$217,043
Income Fund R6 Shares	$8,599	$7,763	$1,682
Income Stock Fund Shares	$2,284,428	$2,544,993	$2,389,531
Income Stock Fund Institutional Shares	$997,155	$1,089,108	$1,127,679
Income Stock Fund R6 Shares	$5,510	$5,365	$1,745
Intermediate-Term Bond Fund Shares	$2,569,849	$2,937,310	$2,780,882
Intermediate-Term Bond Fund Institutional Shares	$1,671,028	$1,986,910	$1,919,379
Intermediate-Term Bond Fund Adviser Shares	$66,323	$90,830	$128,806
Intermediate-Term Bond Fund R6 Shares	$2,350	$2,545	$1,685
Money Market Fund	$4,416,801	$4,449,392	$4,897,623
Science & Technology Fund Shares	$1,748,294	$1,879,706	$1,477,662
Science & Technology Fund Adviser Shares	$141,689	$175,460	$163,050
Short-Term Bond Fund Shares	$1,601,830	$1,898,512	$2,023,031
Short-Term Bond Fund Institutional Shares	$1,883,040	$1,961,739	$1,854,643
Short-Term Bond Fund Adviser Shares	$23,700	$36,146	$25,162
Short-Term Bond Fund R6 Shares	$2,378	$2,564	$1,669

Fund	2019*	2018	2017
Small Cap Stock Fund Shares	$954,281	$1,048,572	$949,604
Small Cap Stock Fund Institutional Shares	$819,025	$953,024	$882,747
Value Fund Shares	$1,297,238	$1,467,969	$1,310,813
Value Fund Institutional Shares	$385,372	$624,294	$554,471
Value Fund Adviser Shares	$12,030	$14,523	$13,779
*Administration and servicing fees paid to AMCO for the period of August 1, 2018, to June 30, 2019.
The following administration and servicing fees were paid to Victory Capital for the period of July 1, 2019, to July 31, 2019.
Fund	2019
Aggressive Growth Fund Shares	$211,947
Aggressive Growth Fund Institutional Shares	$1,025
Capital Growth Fund Shares	$106,474
Capital Growth Fund Institutional Shares	$9,448
Growth Fund Shares	$217,651
Growth Fund Institutional Shares	$98,937
Growth & Income Fund Shares	$216,516
Growth & Income Fund Adviser Shares	$1,265
Growth & Income Fund Institutional Shares	$14,184
High Income Fund Shares	$154,272
High Income Fund Institutional Shares	$77,641
High Income Fund Adviser Shares	$1,275
High Income Fund R6 Shares	$222
Income Fund Shares	$407,743
Income Fund Institutional Shares	$426,241
Income Fund Adviser Shares	$12,220
Income Fund R6 Shares	$874
Income Stock Fund Shares	$219,257
Income Stock Fund Institutional Shares	$98,022
Income Stock Fund R6 Shares	$514
Intermediate-Term Bond Fund Shares	$247,080
Intermediate-Term Bond Fund Institutional Shares	$151,549
Intermediate-Term Bond Fund Adviser Shares	$6,285
Intermediate-Term Bond Fund R6 Shares	$233
Money Market Fund	$418,820
Science & Technology Fund Shares	$177,618
Science & Technology Fund Adviser Shares	$13,483
Short-Term Bond Fund Shares	$148,765
Short-Term Bond Fund Institutional Shares	$157,505
Short-Term Bond Fund Adviser Shares	$1,958
Short-Term Bond Fund R6 Shares	$228
Small Cap Stock Fund Shares	$88,296
Small Cap Stock Fund Institutional Shares	$76,777
Value Fund Shares	$120,824
Value Fund Institutional Shares	$25,822
Value Fund Adviser Shares	$1,102
Sub-Administrator and Sub-Fund Accountant
Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust, and the series of Victory Portfolios (“VP”), Victory Portfolios II (“VPII”), and Victory Variable Insurance Funds (“VVIF”), Victory Capital pays Citi a fee, computed daily and paid monthly, at the following annual rates: 0.011% of the first $50 billion of aggregate net assets of the Trust, VP, VPII, and VVIF net assets; plus 0.01% of aggregate net assets of Trust, VP, VPII, and VVIF net assets from $50 billion to $100 billion; plus 0.0085% of aggregate net assets of the Trust, VP, VPII, and VVIF net assets from $100 billion to $125 billion; plus 0.0065% of aggregate Trust, VP, VPII, and VVIF net assets in excess of $125 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. Additional fees apply for providing certain services relating to implementing the new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act. In addition, the Trust, VP, VPII, and VVIF reimburse Citi for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.
The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT, and N-CSR; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.
Custodian
Citibank, N.A., 388 Greenwich St., New York, New York 10013, is the custodian for the Funds. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Transfer Agent
Victory Capital Transfer Agency, Inc. (the “Transfer Agent”), 15935 La Cantera Parkway, Building Two, San Antonio, Texas 78256, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Fund Shares and Adviser Shares of each fund (excluding the Money Market Fund) pay the Transfer Agent an annual fixed fee of $23 to $25.50 per shareholder account.
For its services under the Transfer Agency Agreement, the Transfer Agent receives a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets from the Institutional Shares of each of the Aggressive Growth Fund, Capital Growth Fund, Growth & Income Fund, Growth Fund, Income Stock Fund, Income Fund, Intermediate-Term Bond Fund, High Income Fund, Short-Term Bond Fund, Small Cap Stock Fund, and Value Fund; and one-fourth of one percent (0.25%) of the average net assets from the Money Market Fund.
For its services under the Transfer Agency Agreement, the Transfer Agent receives a fee computed daily and paid monthly, at an annual rate equal to one-hundredth of one percent (0.01%) of the average net assets from the R6 Shares of each of the Income Fund, Income Stock Fund, High Income Fund, Intermediate-Term Bond Fund, and Short-Term Bond Fund.
In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which are required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. Fees paid under the Transfer Agency Agreement are subject to change at any time.

The Transfer Agent is authorized to enter into arrangements with third party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, Victory Capital, or their affiliates for providing services to their clients who hold Fund shares.
Sub-Transfer Agent
Under its agreement with the Trust, the Transfer Agent may delegate one or more of its responsibilities to others at its expense. The Transfer Agent has engaged FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to serve as sub-transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Transfer Agent, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.
Underwriter and Distributor
The Trust has an agreement with Victory Capital Advisers, Inc. (“VCA”), 4900 Tiedeman Road, Brooklyn, Ohio 44144, an affiliate of the Manager, for exclusive underwriting and distribution of each Fund's shares on a continuing best efforts basis. This agreement provides that VCA will receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Adviser Shares.
Compliance and Legal Services
In addition to the services provided under the Funds' Administration Agreement, AMCO also provided certain tax, compliance, and legal services for the benefit of the Funds. The Board has approved the reimbursement for certain of these expenses incurred by AMCO. For the last three fiscal years ended July 31, the Funds reimbursed AMCO for tax, compliance, and legal services as follows:
Fund	2019*	2018	2017
Aggressive Growth Fund	$5,430	$18,076	$30,524
Capital Growth Fund	$3,200	$10,886	$18,087
Growth Fund	$9,498	$35,172	$54,720
Growth & Income Fund	$6,152	$22,449	$38,369
High Income Fund	$6,940	$26,918	$50,901
Income Fund	$25,592	$93,530	$164,088
Income Stock Fund	$9,174	$33,748	$64,071
Intermediate-Term Bond Fund	$12,452	$48,852	$91,239
Money Market Fund	$15,270	$54,721	$115,557
Science & Technology Fund	$5,014	$16,875	$25,842
Short-Term Bond Fund	$10,283	$39,750	$76,105
Small Cap Stock Fund	$5,591	$20,181	$35,520
Value Fund	$4,704	$19,482	$33,831
* The Funds reimbursed AMCO from the period of August 1, 2018, to June 30, 2019.
Compliance Services
Effective July 1, 2019, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.
The Funds reimbursed Victory Capital for compliance and legal services for the period of July 1, 2019, to July 31, 2019, as follows:
Fund	2019
Aggressive Growth Fund	$816
Capital Growth Fund	$462
Growth Fund	$1,396

Fund	2019
Growth & Income Fund	$914
High Income Fund	$1,043
Income Fund	$4,061
Income Stock Fund	$1,403
Intermediate-Term Bond Fund	$1,841
Money Market Fund	$2,400
Science & Technology Fund	$731
Short-Term Bond Fund	$1,481
Small Cap Stock Fund	$779
Value Fund	$609
Codes of Ethics
Each of the Trust, the Manager, and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Manager Code of Ethics applies to all Access Personnel (the Manager’s directors, officers, and employees with investment advisory duties) and all Supervised Personnel (all of the Manager’s directors, officers, and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Manager Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
Proxy Voting Policies and Procedures
VICTORY CAPITAL PROXY VOTING POLICIES AND PROCEDURES
The Board has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the USAA Funds. The Manager votes on proposals presented to shareholders of portfolio securities held by those Funds for which the Manager is responsible. For USAA Funds with subadvisers, the Manager has delegated responsibility for voting to the applicable subadvisers. To assist the Manager in making proxy-voting decisions, the Manager has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Manager’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Manager’s Policy and determines whether amendments are necessary or advisable.
Voting under the Manager’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Manager delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Manager’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Manager.
The Manager votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Manager’s Proxy Committee determines how to vote proxies by following established guidelines, which are not intended to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Manager may consider, among other things:
•    the effect of the proposal on the underlying value of the securities
•    the effect on marketability of the securities
•    the effect of the proposal on future prospects of the issuer
•    the composition and effectiveness of the issuer’s board of directors
•    the issuer’s corporate governance practices
•    the quality of communications from the issuer to its shareholders
The Manager also may take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Manager’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
•    The Manager generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
•    The Manager generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
•    The Manager generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
•    The Manager reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
•    The Manager generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
The Manager reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
•    The Manager reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
•    The Manager will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
•    The Manager will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
•    The Manager will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Manager also may take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
Occasionally, conflicts of interest arise between the Manager’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Manager will seek the opinion of the Manager’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Manager reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the USAA Funds’ securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the USAA Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the USAA Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the USAA Funds.
To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the USAA Funds’ portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the USAA Funds’ principal underwriter, or any person who is an affiliated person of the USAA Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the USAA Funds’ Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.
Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) on the SEC’s website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge at usaa.com; and (ii) on the SEC’s website at http://www.sec.gov.
CLARIVEST PROXY VOTING POLICIES AND PROCEDURES
It is the policy of ClariVest to vote proxies in the interest of maximizing value for ClariVest’s Clients. Proxies are an asset of a Client, which should be treated by ClariVest with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ClariVest will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.
Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.
ClariVest has retained Institutional Shareholder Services (“ISS”), and generally follows their recommendation when voting proxies. ClariVest determined that it is appropriate to follow the voting recommendations of ISS because ClariVest believes that ISS (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of ClariVest’s Clients.
When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser's proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm's relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the Clients, or whether the adviser needs to take other steps to vote the proxies.
Procedures for Identification and Voting of Proxies
These proxy voting procedures are designed to enable ClariVest to resolve material conflicts of interests with Clients before voting their proxies.
1.	ClariVest shall maintain a list of all Clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Operations Manager who will obtain proxy voting information from Client agreements.
2.	ClariVest shall work with the Client to ensure that ISS is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms (including a letter of authorization) of broker-dealers/custodians will state that ISS should receive this documentation. The Operations Department will follow-up with ISS after account launch to confirm that new accounts are properly established and proxy materials are being received by ISS for voting.
3.	ClariVest subscribes to the ISS proxy voting service. This browser-based proxy voting system automates the physical paper handling and detailed recordkeeping needs of ClariVest’s proxy voting function. ISS also provides independent recommendations with respect to each proxy vote.
4.	As a default, proxies are generally voted by ISS in accordance with ISS recommendations. However, ClariVest retains ultimate decision-making authority with respect to the voting of Client proxies and reserves the right to override ISS recommendations.
5.	For any Client who has provided specific voting instruction, the Operations Manager shall vote that Client’s proxy in accordance with the Client’s written instructions.
6.	The Operations Manager will provide any proxy solicitation information and materials that he may receive to the appropriate personnel of ISS for their review and consideration.
7.	As noted by the SEC in Release 2106, the fiduciary duty that ClariVest owes its Clients prohibits the adoption of a policy to enter default proxy votes in favor of management. Thus, ClariVest shall not by default vote proxies in favor of management, but shall vote per ISS’s recommendation as set forth in the general principles outlined above.
8.	ClariVest’s investment personnel shall be responsible for making voting decisions with respect to all Client proxies, where a proxy is not voted in accordance with ISS recommendations. Such decisions shall then be provided to the Operations Manager who will then ensure that such proxy votes are submitted in a timely manner.
9.	The Operations Manager may delegate the actual voting of Client proxies to any of ClariVest’s employees who are familiar with ISS’s service.
10.	ClariVest is not required to vote every Client proxy and refraining from voting should not necessarily be construed as a violation of ClariVest’s fiduciary obligations. ClariVest shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when an adviser’s analysis of a particular Client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the Client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL. ClariVest also does not vote proxies for securities that are loaned as part of the Client’s securities lending program (if the Client has elected to participate in a securities lending program).

11.	The Operations Manager shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which ClariVest believes it may be in its Clients’ best interest for ClariVest not to vote a particular proxy. The Operations Manager shall maintain documentation of any cost-benefit analysis with respect to Client proxies that are not voted by ClariVest.
12.	The Operations Manager will report any attempts by any of ClariVest personnel to influence the voting of Client proxies in a manner that is inconsistent with ClariVest’s Policy. Such report shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to either CIO.
13.	Proxies received after the termination date of a Client relationship will not be voted. Such proxies should be delivered to the last known address of the Client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named Client should not be delivered to ClariVest.
14.	The Operations Manager, with the assistance of the CCO, will reasonably try to assess any material conflicts between ClariVest’s interests and those of its Clients with respect to proxy voting (where a proxy is not voted in accordance with ISS recommendations) by considering the situations identified in the Conflicts of Interest section of this document.
15.	The Compliance Department will annually review due diligence materials from ISS to confirm the ongoing adequacy of ISS’s program, including ensuring that ISS has policies and procedures in place designed to manage potential conflicts of interest.
GIMI PROXY VOTING POLICIES AND PROCEDURES
Granahan Investment Management, Inc. (“GIM”) utilizes the recommendations of Glass Lewis in carrying out its proxy voting duties. GIM casts uniform votes across all shares managed by GIM where GIM has voting discretion. If a single account or accounts casts a vote that is different from the other accounts, that reason must be well documented.
While GIM largely votes along with Glass Lewis recommendations, there are cases where GIM disagrees and will vote against the recommendation. In these instances, the reason for dissent must be written (e-mail acceptable) and approved by the CCO or CIO.
Voting is executed through ProxyEdge and voting records for each client is maintained on a quarterly basis.
LOOMIS SAYLES PROXY VOTING POLICIES AND PROCEDURES
Loomis Sayles uses the services of third parties (“Proxy Voting Services”) to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Services’ own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service unless Loomis Sayles’ Proxy Committee determines that the client’s best interests are served by voting otherwise. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All nonroutine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the fund holding the security, and will be voted in the best investment interests of the fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.
The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and updating of the Loomis Sayles’ Proxy Voting Policies and Procedures (“Procedures”), including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the fund holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.
Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have; and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.
RENAISSANCE PROXY VOTING POLICIES AND PROCEDURES
Renaissance Investment Management (hereafter “Renaissance”) has a responsibility to vote proxies of client securities under its management solely in the best interest of its clients if Renaissance has been delegated proxy voting responsibility by the client. Renaissance votes all proxies with respect to client securities unless Renaissance’s proxy recommendation service (hereafter “Proxy Recommendation Service”) does not provide a recommendation or we do not have adequate information to make a decision in the best interest of our clients. We will not vote the client’s proxies if the client has retained that responsibility itself and has so notified Renaissance via contract or in writing.
Renaissance has contracted with a third-party proxy voting agent (“Proxy Agent”) to use their proxy voting system who has retained, with Renaissance’s approval, a third-party Proxy Recommendation Service who provides research on corporate governance issues and corporate actions, makes proxy vote recommendations, and handles the administrative functions associated with the voting of client proxies. While the Proxy Recommendation Service provides the proxy vote recommendations, Renaissance retains the ultimate authority on deciding how to vote. It is Renaissance’s policy to vote in accordance with the Proxy Recommendation Service’s recommendations. However, in the event that Renaissance disagrees with the Proxy Recommendation Service’s proxy voting recommendations or if the Proxy Recommendation Service has a conflict of interest and Renaissance decides not to vote in accordance to the Proxy Recommendation Service’s recommendation, Renaissance’s Proxy Conflict Committee’s rationale and ultimate decision will be internally documented.
When clients have delegated proxy-voting responsibility to Renaissance, Renaissance will identify any material corporate conflicts that exist between the interests of Renaissance and its clients in addition to any material Proxy Recommendation Service conflicts of interest. This examination will include a review of the relationship of Renaissance with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Renaissance or has some other relationship with Renaissance or a client of Renaissance.
Renaissance is not presently aware of any material Renaissance corporate conflicts other than potentially voting proxy issues relating to a company who could also be a client. This conflict is mitigated by utilizing the Proxy Recommendation Service. Renaissance is not aware of any Proxy Recommendation Service provider conflicts of interest that are not disclosed to Renaissance by the Proxy Agent and mitigated through our Proxy Conflict Committee. However, should other material conflicts arise, Renaissance will examine the scope of the conflict and will implement procedures to ensure that the final voting decision is unbiased.
WELLINGTON PROXY VOTING POLICIES AND PROCEDURES
Upon a client’s written request, Wellington votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
These guidelines are based on Wellington’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington examines and seeks to vote each proposal so that the long- term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these guidelines are written to apply globally, differences in local practice and law make universal application impractical.
Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, not rigid rules, and Wellington reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of our clients.
Following is a list of common proposals and the guidelines on how Wellington anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.
Voting guidelines
Composition and role of the board of directors

Elect directors	Case by case
We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We believe that a diverse board is in the best interest of shareholders, so we consider board diversity as part of our assessment. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
Declassify board of directors	For
Adopt director tenure/retirement age (SP)	Against
Adopt director and officer indemnification	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
Allow special interest representation to board (SP)	Against
Require board independence	For
We believe that boards are best-positioned to represent shareholders’ interests when they have a sufficient quantity of independent directors in the boardroom. We believe that, in the absence of a compelling counter- argument or prevailing market norms, at least two-thirds of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Expressing our support for these levels of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence. To determine the appropriate minimum level of board independence, we look to the prevailing market best practice — for example, one-third independent in Japan, two-thirds independent in the US, and majority independent in the UK and France.
Require key board committees to be independent	For
Key board committees are the nominating, audit, and compensation committees. Exceptions will be made, as above, with respect to local market conventions.
Require a separation of chair and CEO or require a lead director (SP)	For
Approve directors’ fees	Case by case
Approve bonuses for retiring directors	Case by case
Approve board size	For
Elect supervisory board/corporate assembly/statutory auditors	Case by case
Companies in certain markets are governed by multitiered boards, with each tier having different powers and responsibilities. We hold supervisory board members to similar standards described above under “Elect directors,” subject to prevailing local governance best practices.
Majority vote on election of directors (SP)	For
We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Adopt proxy access	For
We generally support proposals that allow significant and long-term shareholders the right to nominate director candidates on management’s proxy card. That being said, we may vote against a proxy access proposal if it is shareholder-sponsored ad it requests that the company adopt proxy access without reasonable constraints or in a way that markedly differs from prevailing market norms

Contested director election	Case by case

Compensation
Adopt/amend stock option plans	Case by case
While we believe equity compensation helps align plan participants’ and shareholders’ interests, we will vote against plans that we find excessively dilutive or costly. Additionally, we will generally vote against plans that al- low the company to reprice options without shareholder approval. We will also vote against plans that allow the company to add shares to the plan without shareholder approval, otherwise known as an “evergreen” provision.
Adopt/amend employee stock purchase plans	Case by case
We generally support employee stock purchase plans, as they may align employees’ interests with the interests of shareholders. That being said, we typically vote against plans that do not offer shares to a broad group of employees (i.e., only executives are allowed to participate) or plans that offer shares at a significant discount.
Approve/amend bonus plans	Case by case
In the US, bonus plans are customarily presented for shareholder approval pursuant to section 162(m) of the omnibus budget reconciliation act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
Approve remuneration policy	Case by case
Approve compensation packages for named executive officers	Case by case
Determine whether the compensation vote will occur every one, two, or three years	One year
Exchange underwater options	Case by case
We may support value-neutral exchanges in which senior management is ineligible to participate.
Eliminate or limit severance agreements (golden parachutes)	Case by case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
Approve golden parachute arrangements in connection with certain corporate transactions	Case by case
Shareholder approval of future severance agreements covering senior executives (SP)	Case by case
We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose placing additional limitations on compensation where we feel the board as already demonstrated reasonable respect for industry practice and overall levels of compensation have historically been sensible.
Adopt a clawback policy (SP)	Case by case
We believe that companies should have the ability to recoup incentive compensation from members of management who received awards based on fraudulent activities or an accounting misstatement. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if the company’s existing policies do not cover these circumstances.

Reporting of results
Approve financial statements	For
Set dividends and allocate profits	For

Limit non-audit services provided by auditors (SP)	Case by case
We follow the guidelines established by the public company accounting oversight board regarding permissible levels of non-audit fees payable to auditors.
Ratify selection of auditors and approve their fees	Case by case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
Shareholder approval of auditors (SP)	For

Shareholder voting rights
Adopt cumulative voting (SP)	Against
As an exception, we may support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder) or at companies with two-tiered voting rights.
Shareholder rights plans	Case by case
Also known as poison pills, we believe these plans do not encourage strong corporate governance, since they can entrench management and restrict opportunities for takeovers. That being said, we recognize that limited poison pills can enable boards of directors to negotiate higher takeover prices on behalf of shareholders.
Consequently, we may support plans that include:
• Shareholder approval requirement
• Sunset provision
• Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote)
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
Authorize blank check preferred stock	Case by case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
Establish right to call a special meeting	For
A reasonably high ownership threshold should be required to convene special meetings in order to ensure that they address broadly-supported shareholder interests.
Establish the right to act by written consent (SP)	Case by case
We will generally oppose written consent proposals when the company already offers the shareholders the right to call a special meeting.
Increase supermajority vote requirement	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Adopt anti-greenmail provision	For
Adopt confidential voting (SP)	Case by case
As an exception, we require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
Increase authorized common stock	Case by case
We generally support requests for increases up to 100% of the shares currently authorized, so long as the new authority respects preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
Approve merger or acquisition	Case by case

Approve technical amendments to charter	Case by case
Opt out of state takeover statutes	For
Eliminate multiclass voting structure (SP)	For
We believe that shareholders’ voting power should be reflected by their economic stake in a company.

Capital structure
Authorize share repurchase	For
Approve stock splits	Case by case
We approve stock splits and reverse stock splits that preserve the level of authorized but unissued shares.
Approve recapitalization/restructuring	Case by case
Issue stock with or without preemptive rights	Case by case
Issue debt instruments	Case by case

Environmental and social issues
Environmental and social issues typically appear on ballots as shareholder-sponsored proposals. We support these proposals in situations where we believe that doing so will improve the prospects for long-term success of a company and investment returns. For example, we generally support proposals focused on improved assessment and disclosure of climate risks when we believe they may be material to a company’s long-term performance and management has not sufficiently addressed them. At a minimum, we expect companies to comply with applicable laws and regulations with regards to environmental and social standards.	Case by case

Miscellaneous
Approve other business	Against
Approve re-incorporation	Case by case
Approve third-party transactions	Case by case
Distribution Services
Multiple Class Information
The Aggressive Growth, Capital Growth, Growth, Growth & Income, High Income, Income, Income Stock, Intermediate-Term Bond, Science & Technology, Short-Term Bond, Small Cap Stock, and Value Funds are comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and the application of performance fee adjustments. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Fees
The Growth & Income, High Income, Income, Intermediate-Term Bond, Short-Term Bond, Science & Technology, and Value Funds each has adopted a Distribution Plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act, as amended, with respect to Adviser Shares. Under the Rule 12b-1 Plan, the Fund pays annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the Distributor, or such other entities as the Fund’s Board may approve (the Payee), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Adviser Shares and/or providing services to shareholders of Adviser Shares. Under the Rule 12b-1 Plan such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Adviser Shares of the Fund and relating (among other things) to:
•    compensation to the Payee and its employees;
•    payment of the Payee’s expenses, including overhead and communication expenses;
•    compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares;
•    printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
•    the preparation and distribution of sales literature and advertising materials;
•    responding to inquiries from shareholders or their financial representatives requesting information regarding the USAA funds; and
•    responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The Distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers and the Distributor may retain part of this fee as compensation for providing these services. If the fees received by the Distributor under the Rule 12b-1 Plan exceed its expenses, the Distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Adviser Shares to investors. USAA is a party to agreements with Victory Capital that provide compensation to USAA in connection with making referrals of USAA Members to the USAA Mutual Funds, the VictoryShares USAA ETF Funds, and the USAA 529 College Savings Plan managed by Victory Capital.
Under the Rule 12b-1 Plan, the Adviser Share class of each Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by an Adviser Share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. Financial Industry Regulatory Authority (“FINRA”) rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Rule 12b-1 Plan requires that VCA provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Adviser Shares and the purposes for which such expenditures were made to the Trustees for their review.
Prior to approving the Rule 12b-1 Plan, the Trustees considered various factors relating to the implementation of the Rule 12b-1 Plan and determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund, its Adviser Shares, and the shareholders of the Adviser Shares. Among other things, the Trustees noted that, to the extent the Rule 12b-1 Plan allows each Fund to sell Adviser Shares in markets to which it would not otherwise have access, the Rule 12b-1 Plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance the Funds' competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.
The plan is renewable from year to year with respect to the Adviser Share class of each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The Rule 12b-1 Plan may not be amended to increase materially the amount of fees paid by any Adviser Share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan is terminable with respect to any Fund’s Adviser Share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class.
For the fiscal year ended July 31, 2019, the Funds paid distribution services fees for expenditures under the Distribution and Shareholder Services Plan with respect to their Adviser Shares as follows:
Fund	2019
Growth & Income Fund Adviser Shares	$24,941

Fund	2019
High Income Fund Adviser Shares	$24,584
Income Fund Adviser Shares	$243,360
Intermediate-Term Bond Fund Adviser Shares	$121,013
Science & Technology Fund Adviser Shares	$258,619
Short-Term Bond Fund Adviser Shares	$42,764
Value Fund Adviser Shares	$21,886
Other Compensation to Financial Intermediaries
In addition to the compensation paid by the Funds for the distribution and servicing of Adviser Shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of a Fund and for services to the shares of a Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to a Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds' shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They also may independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
The additional payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
The payments described above may be made, at the discretion of the Manager or its affiliates, to financial intermediaries in connection with the sale and distribution of shares of a Fund. The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of a Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.
From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency, and shareholder services at its or their own expense and out of its or their legitimate profits.
If investment advisers, distributors, or affiliates of mutual funds pay compensation in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
The Manager and its affiliates do not pay any service, distribution, or administrative fees to financial intermediaries for services provided to the R6 Shares and their shareholders.
Securities Lending
For the most recent fiscal year ended July 31, 2019, the following Funds engaged in securities lending activities and paid the following dollar amounts of income and fees and compensation to the securities lending agent related to securities lending activities:
	Aggressive Growth Fund	Capital Growth Fund	Growth Fund
Gross income earned by the fund from securities lending activities	$401,737	$135,851	$-
• Fees paid to securities lending agent from a revenue split	$29,539	$13,542	$-
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$-	$-	$-
• Administrative fees not included in a revenue split	$-	$-	$-
• Indemnification fees not included in a revenue split	$-	$-	$-
• Rebate (paid to borrower)	$106,348	$436	$-
• Other fees not included in a revenue split	$-	$-	$-
Aggregate fees/compensation paid by the fund for securities lending activities	$135,887	$13,978	$-
Net income from securities lending activities	$265,850	$121,873	$-
	Growth & Income Fund	High Income Fund	Income Fund
Gross income earned by the fund from securities lending activities	$207,182	$2,370,903	$909,375
• Fees paid to securities lending agent from a revenue split	$5,733	$143,403	$62,280
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$-	$-	$-
• Administrative fees not included in a revenue split	$-	$-	$-
• Indemnification fees not included in a revenue split	$-	$-	$-
• Rebate (paid to borrower)	$149,857	$936,899	$286,579
• Other fees not included in a revenue split	$-	$-	$-
Aggregate fees/compensation paid by the fund for securities lending activities	$155,590	$1,080,302	$348,859
Net income from securities lending activities	$51,592	$1,290,601	$560,516

	Income Stock Fund	Intermediate-Term Bond Fund	Science & Technology Fund
Gross income earned by the fund from securities lending activities	$200,734	$448,907	$231,917
• Fees paid to securities lending agent from a revenue split	$4,189	$29,607	$17,293
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$-	$-	$-
• Administrative fees not included in a revenue split	$-	$-	$-
• Indemnification fees not included in a revenue split	$-	$-	$-
• Rebate (paid to borrower)	$158,840	$152,821	$58,987
• Other fees not included in a revenue split	$-	$-	$-
Aggregate fees/compensation paid by the fund for securities lending activities	$163,029	$182,428	$76,280
Net income from securities lending activities	$37,705	$266,479	$155,637
	Short-Term Bond Fund	Small Cap Stock Fund	Value Fund
Gross income earned by the fund from securities lending activities	$209,917	$887,158	$67,814
• Fees paid to securities lending agent from a revenue split	$6,772	$88,716	$1,072
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$-	$-	$-
• Administrative fees not included in a revenue split	$-	$-	$-
• Indemnification fees not included in a revenue split	$-	$-	$-
• Rebate (paid to borrower)	$142,196	$-	$57,096
• Other fees not included in a revenue split	$-	$-	$-
Aggregate fees/compensation paid by the fund for securities lending activities	$148,968	$88,716	$58,168
Net income from securities lending activities	$60,949	$798,442	$9,646
The types of securities lending services provided to the Funds by the securities lending agent include:
•    Negotiating loan terms with borrowers;
•    Collecting from borrowers and holding cash, securities or other financial instruments that will serve as collateral for the loans;
•    Investing cash collateral in accordance with the Fund's instructions and entering into any agreements as required for the investment of collateral;
•    Marking to market non-cash collateral by reference to information provided by recognized pricing services;
•    Managing qualified dividends;
•    Collecting or arranging for the collection of any interest, dividends or other distributions or other payments of any kind with respect to the loans;
•    Terminating or modifying the loans at any time or when directed by the Funds;
•    Arranging for the return of loaned securities to the Funds at loan termination; and
•    Recordkeeping and providing periodic reports to the Funds.

Portfolio Manager Disclosure
VICTORY CAPITAL
Conflicts of Interest: The Manager’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Manager has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Manager has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Manager’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Manager’s compliance program will achieve its intended result.
Compensation:
Portfolio Manager Compensation for Calendar Year 2019
For the year ending December 31, 2019, the following description will apply to the compensation of the portfolio managers who are part of the Victory Capital—USAA Investments franchise and Victory Solutions platform  who were previously employees of AMCO. Members of Victory Capital’s other investment franchises (Munder Capital Management, NewBridge, RS Investments, Sophus Capital and Trivalent) and Mr. Dhillon, who was not previously employed by AMCO, will be compensated for 2019 as disclosed below under “Portfolio Manager Compensation after Calendar Year 2019.”
The compensation structure for portfolio managers includes a base salary, a performance-based bonus, and an annual short-term corporate incentive and long-term incentive compensation. Base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation and interim evaluation, or if the portfolio manager is promoted.
Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Funds managed by the portfolio manager relative to predetermined benchmarks over one-, three-, and five-year periods. The benchmarks used include broad-based market indexes, a composite of broad-based market indexes or applicable Lipper or iMoneyNet, Inc. category. Greater weight generally is placed on the five-year performance of a USAA Fund relative to its benchmark.
The following benchmarks will be used to measure the portfolio managers’ performance for the USAA Funds they manage:
Portfolio Managers	Fund	Benchmark(s)
Julianne Bass	Short-Term Bond Fund	Lipper Short Investment Grade Debt Funds Index
	Intermediate-Term Bond Fund	Lipper Core Plus Bond Funds Index
	Income Fund	Lipper A Rated Bond Funds Index
	High Income Fund	Lipper High Yield Bond Funds Index
Brian W. Smith	Short-Term Bond Fund	Lipper Short Investment Grade Debt Funds Index
	Intermediate-Term Bond Fund	Lipper Core Plus Bond Funds Index
	Income Fund	Lipper A Rated Bond Funds Index
John Spear	Short-Term Bond Fund	Lipper Short Investment Grade Debt Funds Index
	Intermediate-Term Bond Fund	Lipper Core Plus Bond Funds Index
	Income Fund	Lipper A Rated Bond Funds Index
	High Income Fund	Lipper High Yield Bond Funds Index
Kurt Daum	Short-Term Bond Fund	Lipper Short Investment Grade Debt Funds Index
	Intermediate-Term Bond Fund	Lipper Core Plus Bond Funds Index
	Income Fund	Lipper A Rated Bond Funds Index
	High Income Fund	Lipper High Yield Bond Funds Index

Portfolio Managers	Fund	Benchmark(s)
R. Neal Graves	Short-Term Bond Fund	Lipper Short Investment Grade Debt Funds Index
	Intermediate-Term Bond Fund	Lipper Core Plus Bond Funds Index
	Income Fund	Lipper A Rated Bond Funds Index
	High Income Fund	Lipper High Yield Bond Funds Index
James Jackson	Short-Term Bond Fund	Lipper Short Investment Grade Debt Funds Index
	Intermediate-Term Bond Fund	Lipper Core Plus Bond Funds Index
	Income Fund	Lipper A Rated Bond Funds Index
	High Income Fund	Lipper High Yield Bond Funds Index
Douglas Rollwitz	Short-Term Bond Fund	Lipper Short Investment Grade Debt Funds Index
Cody Perkins	Money Market Fund	iMoneyNet 1st Tier
Andrew Hattman	Money Market Fund	iMoneyNet 1st Tier
Wasif Latif	Aggressive Growth Fund	Lipper Large-Cap Growth Funds Index
	Capital Growth Fund	Lipper Global Fund Index
	Growth & Income Fund	Lipper Multi-Cap Core Funds Index
	Growth Fund	Lipper Large-Cap Growth Funds Index
	Income Stock Fund	Lipper Equity Income Funds Index
	Science & Technology Fund	Lipper Science & Technology Funds Index
	Small Cap Stock Fund	Lipper Small Cap Stock Fund Index
	Value Fund	Lipper Multi-Cap Value Funds Index
Mannik Dhillon	Aggressive Growth Fund	Lipper Large-Cap Growth Funds Index
	Capital Growth Fund	Lipper Global Fund Index
	Growth & Income Fund	Lipper Multi-Cap Core Funds Index
	Growth Fund	Lipper Large-Cap Growth Funds Index
	Income Stock Fund	Lipper Equity Income Funds Index
	Science & Technology Fund	Lipper Science & Technology Funds Index
	Small Cap Stock Fund	Lipper Small Cap Stock Fund Index
	Value Fund	Lipper Multi-Cap Value Funds Index
Portfolio Manager Compensation After Calendar Year 2019
The following description will apply to the compensation of the portfolio managers who are part of the USAA Investments franchise and Victory Solutions platform (except Mr. Dhillon) for years beginning January 1, 2020, or later. The following description applies to the compensation of Mr. Dhillon for the years ending December 31, 2019, or later.
The Manager has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Manager’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Manager attract and retain high-quality investment professionals, and (3) contribute to the Manager’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Manager receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Manager monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Members of the Manager’s Victory Solutions platform may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Manager’s other investment franchises may earn incentive compensation based on a percentage of the Manager’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Manager, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Manager’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

The Manager’s portfolio managers may participate in the equity ownership plan of the Manager’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
USAA INVESTMENTS, A Victory Capital Investment Franchise
Other Accounts Managed
The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2019.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Income Fund
Kurt Daum	5 / $9,333	-	-	3 / $8,957	-	-
Julianne Bass	5 / $9,333	-	-	3 / $8,957	-	-
Brian Smith	5 / $7,488	-	-	3 / $7,113	-	-
John Spear	5 / $9,333	-	-	3 / $8,957	-	-
Neal Graves	9 / $11,766	-	-	5 / $10,343	-	-
James Jackson Jr	9 / $11,766	-	-	5 / $10,343	-	-
Short-Term Bond Fund
Kurt Daum	5 / $14,700	-	-	3 / $14,325	-	-
Julianne Bass	5 / $14,700	-	-	3 / $14,325	-	-
Brian Smith	5 / $12,855	-	-	3 / $12,480	-	-
John Spear	5 / $14,700	-	-	3 / $14,325	-	-
Neal Graves	9 / $17,133	-	-	5 / $15,710	-	-
James Jackson Jr	9 / $17,133	-	-	5 / $15,710	-	-
Douglas Rollwitz	1 / $297	-	-	1 / $297	-	-
Intermediate-Term Bond Fund
Kurt Daum	5 / $13,907	-	-	3 / $13,532	-	-
Julianne Bass	5 / $13,907	-	-	3 / $13,532	-	-
Brian Smith	5 / $12,062	-	-	3 / $11,687	-	-
John Spear	5 / $13,907	-	-	3 / $13,532	-	-
Neal Graves	9 / $16,340	-	-	5 / $14,917	-	-
James Jackson Jr	9 / $16,340	-	-	5 / $14,917	-	-
High Income Fund
Kurt Daum	5 / $15,570	-	-	3 / $15,195	-	-
Julianne Bass	5 / $15,570	-	-	3 / $15,195	-	-
John Spear	5 / $15,570	-	-	3 / $15,195	-	-
Neal Graves	9 / $18,003	-	-	5 / $16,580	-	-
James Jackson Jr	9 / $18,003	-	-	5 / $16,580	-	-
Portfolio Ownership: As of the fiscal year ended July 31, 2019, the portfolio managers beneficially owned shares of the Funds they managed as follows:
Portfolio Manager	Fund	Dollar Range
Julianne Bass	Short-Term Bond Fund	$1-$10,000
	High Income Fund	$10,001 - $50,000
	Intermediate-Term Bond Fund	$1-$10,000
	Income Fund	$10,001 - $50,000

Portfolio Manager	Fund	Dollar Range
John Spear	Short-Term Bond Fund	$50,001- $100,000
	Intermediate-Term Bond Fund	$50,001- $100,000
	High Income Fund	$10,001- $50,000
	Income Fund	$50,001- $100,000
Kurt Daum	Short-Term Bond Fund	$1-$10,000
	Intermediate-Term Bond Fund	$10,001- $50,000
	High Income Fund	$10,001- $50,000
	Income Fund	$10,001- $50,000
R. Neal Graves	Short-Term Bond Fund	$100,001 - $500,000
	Intermediate-Term Bond Fund	$1-$10,000
	High Income Fund	None
	Income Fund	None
James Jackson, Jr.	Short-Term Bond Fund	$10,001- $50,000
	Intermediate-Term Bond Fund	$10,001- $50,000
	High Income Fund	None
	Income Fund	$50,001- $100,000
Brian W. Smith	Short-Term Bond Fund	$1-$10,000
	Intermediate-Term Bond Fund	$1-$10,000
	Income Fund	$1-$10,000
Douglas Rollwitz	Short-Term Bond Fund	None
Cody Perkins	Money Market Fund	$1-$10,000
Andrew Hattman	Money Market Fund	None
Munder Capital Management
Other Accounts Managed
The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of July 31, 2019.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies (billions)	Other Pooled Investment Vehicles (billions)	Other Accounts (billions)	Registered Investment Companies (billions)	Other Pooled Investment Vehicles (billions)	Other Accounts (billions)
Small Cap Stock Fund
Tony Y. Dong	3 / $1,803.29	-	42 / $699.68	-	-	-
Robert E. Crosby	2 / $1,438.78	-	31 / $645.05	-	-	-
Robert Glise	2 / $1,438.78	-	31 / $645.05	-	-	-
Gavin Hayman	2 / $1,438.78	-	31 / $645.05	-	-	-
Brian S. Matuszak	2 / $1,438.78	-	31 / $645.05	-	-	-
Sean D. Wright	2 / $1,438.78	-	31 / $645.05	-	-	-
Portfolio Ownership: As of the fiscal year ended July 31, 2019, no portfolio managers of Munder Capital Management beneficially owned any shares of the Funds they manage.
NewBridge Asset Management
Other Accounts Managed
The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of July 31, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Aggressive Growth Fund
Eric F. Maronak	4 / $1,610	-	14 / $1,272	2 / $1,522	-	-
Jason E. Dahl	4 / $1,610	-	14 / $1,272	2 / $1,522	-	-
Scott R. Kefer	4 / $1,610	-	14 / $1,272	2 / $1,522	-	-
Michael B. Koskuba	4 / $1,610	-	14 / $1,272	2 / $1,522	-	-
Growth Fund
Eric F. Maronak	4 / $1,610	-	14 / $1,272	2 / $1,522	-	-
Jason E. Dahl	4 / $1,610	-	14 / $1,272	2 / $1,522	-	-
Scott R. Kefer	4 / $1,610	-	14 / $1,272	2 / $1,522	-	-
Michael B. Koskuba	4 / $1,610	-	14 / $1,272	2 / $1,522	-	-
Portfolio Ownership: As of July 31, 2019, no portfolio managers of NewBridge beneficially owned any shares of the Funds that they manage.
RS Investments
Other Accounts Managed
The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of July 31, 2019.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Aggressive Growth Fund
Scott Tracy	15 / $11,065	7 / $552	5 / $255	4 / $4,998	1 / $27	2 / $121
Stephen J. Bishop	17 / $12,316	7 / $552	4 / $252	5 / $5,964	1 / $27	1 / $118
Melissa Chadwick-Dunn	15 / $11,065	7 / $552	4 / $252	4 / $4,998	1 / $27	1 / $118
Christopher Clark	17 / $12,316	8 / $625	4 / $252	5 / $5,964	2 / $100	1 / $118
Paul Leung	17 / $12,316	7 / $552	4 / $252	5 / $5,964	1 / $27	1 / $118
Capital Growth Fund
U-Wen Kok	4 / $462	-	-	1 / $185	-	-
Adam Mezan	4 / $462	-	-	1 / $185	-	-
Growth Fund
Scott Tracy	15 / $11,065	7 / $552	5 / $255	4 / $4,998	1 / $27	2 / $121
Stephen J. Bishop	17 / $12,316	7 / $552	4 / $252	5 / $5,964	1 / $27	1 / $118
Melissa Chadwick-Dunn	15 / $11,065	7 / $552	4 / $252	4 / $4,998	1 / $27	1 / $118
Christopher Clark	17 / $12,316	8 / $625	4 / $252	5 / $5,964	2 / $100	1 / $118
Paul Leung	17 / $12,316	7 / $552	4 / $252	5 / $5,964	1 / $27	1 / $118

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Growth & Income Fund
Scott Tracy	15 / $11,065	7 / $552	5 / $255	4 / $4,998	1 / $27	2 / $121
Stephen J. Bishop	17 / $12,316	7 / $552	4 / $252	5 / $5,964	1 / $27	1 / $118
Melissa Chadwick-Dunn	15 / $11,065	7 / $552	4 / $252	4 / $4,998	1 / $27	1 / $118
Christopher Clark	17 / $12,316	8 / $625	4 / $252	5 / $5,964	2 / $100	1 / $118
Paul Leung	17 / $12,316	7 / $552	4 / $252	5 / $5,964	1 / $27	1 / $118
Science & Technology Fund
Stephen J. Bishop	17 / $12,316	7 / $552	4 / $252	5 / $5,964	1 / $27	1 / $118
Christopher Clark	17 / $12,316	8 / $625	4 / $252	5 / $5,964	2 / $100	1 / $118
Paul Leung	17 / $12,316	7 / $552	4 / $252	5 / $5,964	1 / $27	1 / $118
Value Fund
Tyler Dan II	3 / $2,070	-	-	1 / $572	-	-
Robert Harris	6 / $2,928	3 / $156	13 / $304	1 / $572	-	-
Joseph Mainelli	6 / $2,928	3 / $156	13 / $304	1 / $572	-	-
Portfolio Ownership: As of July 31, 2019, no portfolio managers of RS Investments beneficially owned any shares of the Funds that they manage.
Sophus Capital
Other Accounts Managed
The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of July 31, 2019.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Capital Growth Fund
Michael Reynal	4 / $464	5 / $590	1 / $861	1 / $44	-	-
Michael Ade	4 / $464	5 / $590	1 / $861	1 / $44	-	-
Maria Freund	4 / $464	5 / $590	1 / $861	1 / $44	-	-
Portfolio Ownership: As of July 31, 2019, no portfolio managers of Sophus Capital beneficially owned any shares of the Funds they manage.
Trivalent Investments
Other Accounts Managed
The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of July 31, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Capital Growth Fund
Peter S. Carpenter	2 / $116	1 / $35	1 / $155	1 / $94	-	-
Jeffrey R. Sullivan	2 / $116	1 / $35	1 / $155	1 / $94	-	-
Portfolio Ownership: As of July 31, 2019, no portfolio managers of Trivalent Investments beneficially owned any shares of the Funds they manage.
Victory Solutions
Other Accounts Managed
The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of July 31, 2019.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Aggressive Growth Fund
Mannik Dhillon	35 / $39,621	-	-	13 / $15,538	-	-
Wasif Latif	35 / $39,621	-	-	13 / $15,538	-	-
Capital Growth Fund
Mannik Dhillon	35 / $39,829	-	-	13 / $15,747	-	-
Wasif Latif	35 / $39,829	-	-	13 / $15,747	-	-
Growth Fund
Mannik Dhillon	35 / $38,514	-	-	13 / $14,431	-	-
Wasif Latif	35 / $38,514	-	-	13 / $14,431	-	-
Growth & Income Fund
Mannik Dhillon	35 / $38,591	-	-	13 / $14,508	-	-
Wasif Latif	35 / $38,591	-	-	13 / $14,508	-	-
Income Stock Fund
Mannik Dhillon	35 / $37,632	-	-	13 / $13,549	-	-
Wasif Latif	35 / $37,632	-	-	13 / $13,549	-	-
Science & Technology Fund
Mannik Dhillon	35 / $39,326	-	-	13 / $15,244	-	-
Wasif Latif	35 / $39,326	-	-	13 / $15,244	-	-
Small Cap Stock Fund
Mannik Dhillon	35 / $39,559	-	-	13 / $15,476	-	-
Wasif Latif	35 / $39,559	-	-	13 / $15,476	-	-

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Value Fund
Mannik Dhillon	35 / $39,267	-	-	13 / $15,184	-	-
Wasif Latif	35 / $39,267	-	-	13 / $15,184	-	-
Portfolio Ownership
As of the period ended July 31, 2019, the Funds’ portfolio managers did not beneficially own any securities of the Funds.
ClariVest
Other Accounts Managed
The following table sets forth other accounts for which the Small Cap Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2019.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Small Cap Stock Fund
Todd Wolter	4 / $3,230.3	5 / $300.2	13 / $907.2	-	2 / $14.7	-
Michael Waterman	2 / $25.6	1 / $43.4	9 / $861.5	-	1 / $1.8	-
Conflicts of Interest: Because portfolio managers may manage multiple accounts for multiple clients, conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts or vehicles on the other hand. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he or she manages. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts or vehicles, a portfolio manager may take action with respect to another account or vehicle that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.
Compensation: Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) a deferred compensation plan. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and deferred distributions are also influenced by the operating performance of ClariVest.
Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. ClariVest believes that payment of bonuses based on short-term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager.

Portfolio Ownership: As of the fiscal year ended July 31, 2019, no portfolio manager of ClariVest, who managed the Fund, beneficially owned shares of the Fund.
GIMI
Other Accounts Managed
The following table sets forth other accounts for which the Small Cap Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2019.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Small Cap Stock Fund
Gary C. Hatton	1 / $665.9	2 / $43.4	21 / $299.9	-	-	-
Jennifer M. Pawloski	-	-	5 / $101.9	-	-	-
Andrew L. Beja	1 / $665.9	2 / $298.9	20 / $556.5	-	2 / $120.5	-
David M. Rose	-	-	11 / $104.5	-	-	-
Jeffrey A. Harrison	-	-	5 / $101.9	-	-	-
Conflicts of Interest: The portfolio management team responsible for managing the Portfolio has similar responsibilities to other clients of GIMI. The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another, and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of that client, and reviewing the performance of accounts of similar styles. Additionally, each employee of GIMI is bound by its Code of Ethics, which establishes policies and procedures designed to ensure that clients’ interests are placed before those of an individual or the firm.
Compensation: The GIMI Portfolio is managed by the portfolio management team at GIMI, led by Gary C. Hatton, CIO. The portfolio managers’ compensation is made up of a base salary plus a performance bonus. Base salary for portfolio managers varies depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he or she has responsibility. The performance bonus is based on a number of factors including the one-and three-year returns, before management fees and taxes, of each account managed relative to its benchmark (the Russell 2000 Growth Index for the GIMI sub Portfolio); the one-and three-year returns, before management fees and taxes, of each account managed relative to the benchmark sector for which that manager has responsibility; and the value of the assets managed by that manager. Additionally, each individual participates in the overall profit of the firm through a profit sharing plan.
Portfolio Ownership: As of the fiscal year ended July 31, 2019, no portfolio manager of GIMI, who managed the Fund, beneficially owned shares of the Small Cap Stock Fund.
Loomis Sayles
Other Accounts Managed
The following table sets forth other accounts for which the Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Growth Fund
Aziz V. Hamzaogullari	30 / $23,534,022,969	14 / $7,651,735,519	135/$22,415,640,455	-	1 / $812,367,739	1 / $284,810,198
Conflicts of Interest: Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.” which are discussed in Loomis Sayles' Brokerage Allocation Policies and Procedures and Loomis Sayles' Trade Aggregation and Allocation Policies and Procedures.
Portfolio Managers’ Compensation: Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.
Equity Managers: While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (3, 5 and 10 years for large cap growth, all cap growth and global growth), or since the start of the manager’s tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling returns compared to the peer group over a sustained measurement period; however the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison.
Mr. Hamzaogullari also receives additional compensation based on revenue and performance hurdles for his strategies, and performance fee based compensation as portfolio manager for a private investment fund.
In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.
General: Most mutual funds do not directly contribute to a portfolio manager's overall compensation because Loomis Sayles uses the performance of the portfolio manager's institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.
Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:
•    the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•    upon retirement, a participant will receive a multi-year payout for his or her vested units; and
•    participation is contingent upon signing an award agreement, which includes a non-compete covenant.
The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.
Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.
Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).
Portfolio Ownership: As of the fiscal year ended July 31, 2019, no portfolio manager of Loomis Sayles beneficially owned any securities of the USAA Fund they managed.
Renaissance
Other Accounts Managed
The following table sets forth other accounts for which the Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2019.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Growth Fund
Michael E. Schroer	1 / $91.1	-	264 / $1,874.6	-	-	-
Andy Eng	-	-	4 / $2.7	-	-	-
Conflicts of Interest: Actual or potential conflicts may arise in managing the Fund and in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below.
Performance Based Fees: create certain inherent conflicts of interest with respect to Renaissance’s management of assets. Specifically, our entitlement to a performance-based fee in managing one or more accounts may create an incentive for us to take risks in managing assets that we would not otherwise take in the absence of such arrangements. In addition, since performance-based fees reward us for strong performance in accounts which are subject to such fees, we may have an incentive to favor these accounts over those that have only asset-based fees (i.e., fees based simply on the amount of assets under management in an account) with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities. This potential conflict has been reduced or eliminated by employing a random trading rotation prior to trade execution to ensure all clients in our trading rotation have the same chance of receiving a first or last trade execution.
Allocation of Investment Opportunities: If Renaissance identifies a limited investment opportunity that may be suitable for multiple client accounts, the Fund may not be able to take full advantage of that opportunity due to liquidity constraints and other factors. Renaissance has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.
Although Renaissance uses the same buy list of securities for all accounts within a strategy, performance of each account may vary due to a variety of factors, including differing account restrictions, tax management, cash flows, and inception dates of accounts within a time period, etc. As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.
Allocation of Partially filled Transactions in Securities: Renaissance often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Renaissance is unable to fill an aggregated order completely, but receives a partial fill, Renaissance will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis. Renaissance may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.
Opposite (e.g. Contradictory) Transactions in Securities: Renaissance provides investment advisory services for various clients, including the Fund and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any individual client account.
In the course of providing advisory services, Renaissance may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Renaissance is forced to sell a security that is ranked a buy in a model portfolio.
Renaissance has and potentially will purchase publicly traded securities of clients, brokers and other vendors. This potential conflict is mitigated by the fact that Renaissance utilizes quantitative models to select potential securities to purchase and only considers purchasing securities which fall into the top quintile of its model portfolio. Securities become sale candidates if they fall out of the top two quintiles of the model portfolio, or if in the opinion of the Portfolio Manager, they become unattractive for fundamental reasons.
Selection of Brokers/Dealers: In selecting a broker or a dealer, Renaissance may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Renaissance’s judgment of that brokers execution capabilities and/or as a result of Renaissance’s perceived value of the broker’s research services. Renaissance receives third party research through soft dollar arrangements whereby a broker purchases research from a third party on Renaissance’s behalf. Renaissance also receives proprietary research from broker dealers with whom Renaissance may or may not have a brokerage relationship. Renaissance seeks to achieve best execution through the evaluation of trade execution, clearance, settlement and research services provided by a broker. There can be no assurance that best execution can always be achieved. Renaissance does not enter into any agreements formal or otherwise regarding order flow as a result of research received. Clients should consider there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser’s receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services that Renaissance obtains from brokers may be used to service all of Renaissance’s clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Renaissance for the benefit of the one or more client accounts which paid commissions to a broker providing such research.
Personal Securities Transactions: Renaissance allows its employees to trade in securities that it recommends to clients on an exception basis. These exception transactions may occur at the same time that Renaissance is holding the same or similar securities or investment products for client account portfolios. The actions taken by such persons on a personal basis may be or be deemed to be, inconsistent with the actions taken by Renaissance for its client accounts. Clients should understand that these activities might create a conflict of interest between Renaissance, its employees and its clients.
Renaissance employees may also invest in mutual funds and other commingled vehicles that are managed by Renaissance. To address this potential conflict, employees must pre-clear all security transactions and provide quarterly and annual holdings statements. In addition, Renaissance has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholder’s interests in the Fund).
Compensation: As of the fiscal year ended July 31, 2019, the Managing Partners and Senior Partners of Renaissance are compensated through a fixed salary, revenue sharing and a percentage of profits of the firm. Dividend distributions are allocated on a pro rata based upon their respective ownership percentage. The level of dividends is set as a fixed percentage of revenues. All residual profits are split between the Managing Partners and Senior Partners. The residual profits of the Firm are equal to its revenues less all dividend distributions, compensation and other operating expenses. All non-Managing/non-Senior Partners are compensated through a fixed salary, revenue sharing and bonuses. Dividend distributions are allocated on a pro rata based upon the Partner’s respective ownership percentage. The level of dividends is set as a fixed percentage of revenues. Bonuses based on contributions to the firm. All other employees are compensated via salary and bonus arrangements. Bonuses are paid based upon achievement of specific company and individual goals and are determined by the Managing Partners. Compensation is not based directly on the Fund’s performance or any other incentive arrangements.
Portfolio Ownership: As of the fiscal year ended July 31, 2019, no portfolio manager or research analyst at Renaissance, who managed the Fund, beneficially owned shares of the Growth Fund.
Wellington Management
Other Accounts Managed
The following table sets forth other accounts for which the Science & Technology Fund or Small Cap Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2019.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Science & Technology Fund
John F. Averill	7 / $255,642,845	26 / $1,713,856,786	56 / $2,100,806,666	-	5 / $332,473,788	5 / $487,284,623
Ann C. Gallo	11 / $1,274,562,371	40 / $5,904,880,478	63 / 4,738,625,004	-	13 / $2,003,911,163	16 / $2,659,283,339
Brian Barbetta	10 / $796,158,169	18 / $814,486,132	51 / $1,010,103,450	-	4 / $543,206,864	7 / $347,244,142
Eunhak Bae	6 / $183,885,435	17 / $295,524,042	73 / $866,460,553	-	3 / $140,320,965	11 / $202,858,659
Jeffrey S. Wantman	6 / $329,956,737	17 / $444,212,845	73 / $1,248,143,142	-	3 / $263,779,146	11 / $314,721,453
Small Cap Stock Fund
Timothy J. McCormack	5 / $1,211,773,047	5 / $931,736,956	22 / $1,668,983,815	-	-	-
Shaun F. Pedersen	7 / $1,443,934,558	11 / $990,976,068	24 / $1,744,633,746	-	-	1 / $56,216
Edmond C. Griffin	-	-	-	-	-	-
Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. With the exception of Messrs. McCormack and Griffin, the Investment Professionals listed in the chart above also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation: Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended July 31, 2019.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals also may be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Averill, Barbetta, McCormack, and Pedersen and Ms. Gallo are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Small Cap Stock Fund	Russell 2000 Value Index
Science & Technology Fund (Science Portion)	Effective 4/1/2016, S&P Composite 1500 Health Care Index; 8/1/2015 through 3/31/2016, S&P North American Healthcare Index. Inception through 7/31/2015, S&P 500 Health Care Index
Science & Technology Fund (Technology Portion)	S&P North American Technology Sector Index (TR)
Portfolio Ownership: As of the fiscal year ended July 31, 2019, no portfolio managers of Wellington Management beneficially owned any shares of the Science & Technology Fund or Small Cap Stock Fund.

Portfolio Holdings Disclosure
The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each USAA Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the USAA Funds, the general policy of the USAA Funds is not to disclose any portfolio holdings of the USAA Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-PORT (i.e., fund portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:
•    Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the USAA Fund (e.g., auditors, attorneys, and Access Persons under the Victory Capital Code of Ethics);
•    Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
•    As disclosed in this SAI; and
•    As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the USAA Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the USAA Fund must have a legitimate business purpose for doing so, and neither the USAA Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the USAA Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a USAA Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the USAA Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
Each USAA Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each USAA Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) custodians and tax service providers (e.g., Citibank, N.A.); (4) securities lending agents (e.g., Citibank); (5) proxy voting and class action filing agents (ISS); (6) trade analytic consultants (e.g., Elkins McSherry LLC); (7) financial statement service providers (e.g., V.G. Reed & Sons, Inc. and Donnelley Financial Solutions); (8) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (9) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book, and IDC) and (10) platform vendors, ICE Data Pricing & Reference Data LLC (“ICE”), (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified nationally recognized statistical rating organizations and executing broker dealers.
Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a USAA Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the USAA Funds’ Chief Compliance Officer (“CCO”), or USAA Funds Legal Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to the Board at each quarterly meeting about (i) any determinations made by the CCO or USAA Funds Legal Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.
Each Fund intends to post its annual and semiannual reports and quarterly schedules of portfolio holdings on usaa.com (which typically occurs approximately 60 days after the end of each fiscal quarter). Each Fund intends to post its quarterly portfolio holdings on usaa.com (which typically occurs approximately 15 calendar days after each calendar quarter and five days in the case of money market funds). The Money Market Fund will post information relating to its portfolio holdings on usaa.com five business days after the end of each month and will keep such information on the website for six months thereafter. In addition, each Fund intends to post its top 10 holdings on usaa.com 10 days following the end of each month. Effective April 30, 2019, the Funds ceased disclosing their holdings on Form N-Q. Monthly portfolio disclosures are now filed with the SEC on Form N-PORT. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.

Approximately 31 days after the end of each month, each Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after each Fund's top holdings are made available on usaa.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial, and Value Line.
In order to address potential conflicts of interest between the interests of each USAA Fund’s shareholders, on the one hand, and the interests of the USAA Fund’s Manager, principal underwriter, or certain affiliated persons, on the other, the USAA Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about each USAA Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Funds Legal Counsel, and then reported to the Board, including the Independent Trustees.
General Information
Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 111 West Houston Street, Suite 1901, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.
Appendix A – Long-Term and Short-Term Debt Ratings
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligation only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (-): The ratings from “AA to CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Fitch Ratings Inc. (Fitch)
AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse or economic conditions than is the case for higher ratings.
BBB	Good credit quality. “BBB” ratings indicate that expectations of default are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity..

BB	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or its agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD	Restricted Default. 'RD' ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default on a bond, loan or other material financial obligation, but
b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating.
This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
iv. ordinary execution of a distressed debt exchange on one or more material financial obligations.
D	Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
2. Short-Term Debt Ratings:
Moody’s Municipal Obligations
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Demand Obligations
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Moody’s Corporate and Government
Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.
Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay short-term debt obligations.
Prime-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability to repay short-term obligations.
NP	Not Prime. Issues do not fall within any of the Prime rating categories.
S&P Municipal
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
Fitch
F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital.  Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
06143-1219

USAA MUTUAL FUNDS TRUST
PART C. OTHER INFORMATION
Item 28	Exhibits
a	(i)	USAA Mutual Funds Trust Third Amended and Restated Master Trust Agreement dated September 22, 2015 (32)
	(ii)	USAA Mutual Funds Trust Fourth Amended and Restated Master Trust Agreement dated February 25, 2016 (32)
b	(i)	Second Amended and Restated By-Laws, dated September 22, 2015 (32)
c		None, other than provisions contained in Exhibits (a)(i), (a)(ii), and (b) above
d	(i)	Investment Advisory Agreement between USAA Mutual Funds Trust and Victory Capital Management Inc. (“VCM”) (48)
	(ii)	Investment Subadvisory Agreement between VCM and Loomis Sayles dated July 1, 2019 (filed herewith)
	(iii)	Investment Subadvisory Agreement between VCM and MFS dated July 1, 2019 (filed herewith)
	(iv)	Investment Subadvisory Agreement between VCM and Wellington Management dated July 1, 2019 (filed herewith)
	(v)	Investment Subadvisory Agreement between VCM and The Renaissance Group, LLC dated July 1, 2019 (filed herewith)
	(vi)	Investment Subadvisory Agreement between VCM and Granahan Investment Management, Inc. dated July 1, 2019 (filed herewith)
	(vii)	Investment Subadvisory Agreement between VCM and Brandes Investment Partners, L.P., dated July 1, 2019 (filed herewith)
	(viii)	Investment Subadvisory Agreement between VCM and Lazard Asset Management dated July 1, 2019 (filed herewith)
	(ix)	Investment Subadvisory Agreement between VCM and ClariVest Asset Management LLC dated July 1, 2019 (filed herewith)
	(x)	Investment Subadvisory Agreement between VCM and Northern Trust Investments, N.A. dated July 1, 2019 (filed herewith)
	(xi)	Investment Subadvisory Agreement between VCM and Epoch Investment Partners, Inc. dated July 1, 2019 (filed herewith)
	(xii)	Letter Agreement Advisory Fee Waiver for Managed Allocation Fund. (49)
e	(i)	Distribution Agreement between USAA Mutual Funds Trust and Victory Capital Advisers, Inc. (48)
f		Not Applicable
g	(i)	Global Custodial Services Agreement USAA Mutual Funds Trust (48)
h	(i)	Transfer Agency Agreement (48)
	(ii)	Fund Administration, Servicing and Accounting Agreement (48)
	(iii)	Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. (2)
	(iv)	Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (2)
	(v)	Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (2)
	(vi)	Global Securities Lending Agency Agreement dated February 14, 2017. (38)
	(vii)	Amendment No. 1 to Global Lending Agency Agreement dated August 10, 2017. (38)
	(viii)	Amendment No. 2 to Global Lending Agency Agreement dated October 19, 2017. (38)
	(ix)	Expense Limitation Agreement (48)
i	(i)	Opinion and Consent of Counsel with respect to Growth and Tax Strategy Fund, Emerging Markets Fund (Fund Shares, Adviser Shares, and Institutional Shares), International Fund (Fund Shares, Adviser Shares, Institutional Shares, and R6 Shares), Precious Metals and Minerals Fund (Fund Shares, Adviser Shares, and Institutional Shares), and World Growth Fund (Fund Shares, Adviser Shares, and Institutional Shares), Government Securities Fund (Fund Shares, Adviser Shares, Institutional Shares, and R6 Shares), Managed Allocation Fund, Treasury Money Market Trust and Cornerstone Conservative Fund, Cornerstone Moderate Fund (formerly Balanced Strategy Fund), Cornerstone Moderately Conservative Fund, Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund), Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (51)

	(ii)	Opinion and Consent of Counsel with respect to Aggressive Growth Fund (Fund Shares and Institutional Shares), Growth Fund (Fund Shares and Institutional Shares), Growth & Income Fund (Fund Shares, Institutional Shares and Adviser Shares), Income Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), Income Stock Fund (Fund Shares, Institutional Shares and R6 Shares), Short-Term Bond Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), Money Market Fund, Science & Technology Fund (Fund Shares and Adviser Shares), Small Cap Stock Fund (Fund Shares and Institutional Shares), Intermediate-Term Bond Fund (Fund Shares, Institutional Shares, Adviser Shares and R6 Shares), High Income Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), Capital Growth Fund (Fund Shares and Institutional Shares), and Value Fund (Fund Shares, Institutional Shares, and Adviser Shares). (filed herewith)
	(iii)	Opinion and Consent of Counsel with respect to Extended Market Index Fund, S&P 500 Index Fund (Member Shares and Reward Shares), Nasdaq-100 Index Fund (Fund Shares and R6 Shares), Global Managed Volatility Fund (Fund Shares and Institutional Shares), Ultra Short-Term Bond Fund (Fund Shares, Institutional Shares, and R6 Shares), Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, and Target Retirement 2060 Fund. (45)
	(iv)	Opinion and Consent of Counsel with respect to Tax Exempt Long-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Intermediate-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Short-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Money Market, California Bond Fund (Fund Shares and Adviser Shares), New York Bond Fund (Fund Shares and Adviser Shares), Virginia Bond Fund (Fund Shares and Adviser Shares), Target Managed Allocation Fund, and Global Equity Income Fund (Fund Shares, Institutional Shares). (49)
	(v)	Opinion and Consent of Counsel with respect to Extended Market Index Fund, Nasdaq-100 Fund (Fund Shares and R6 Shares) and 500 Index Fund (Member Shares and Reward Shares). (48)
j	(i)	Consent of Independent Registered Public Accounting Firm with respect to Growth and Tax Strategy Fund, Emerging Markets Fund (Fund Shares, Adviser Shares, and Institutional Shares), International Fund (Fund Shares, Adviser Shares, Institutional Shares, and R6 Shares), Precious Metals and Minerals Fund (Fund Shares, Adviser Shares, and Institutional Shares), World Growth Fund (Fund Shares, Adviser Shares, and Institutional Shares), Government Securities Fund (Fund Shares, Adviser Shares, Institutional Shares, and R6 Shares), Managed Allocation Fund, Treasury Money Market Trust, and Moderately Conservative Fund, Cornerstone Moderate Fund (formerly Balanced Strategy Fund), Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund), Cornerstone Aggressive Fund, Cornerstone Conservative Fund, and Cornerstone Equity Fund. (51)
	(ii)	Consent of Independent Registered Public Accounting Firm with respect to Aggressive Growth Fund (Fund Shares and Institutional Shares), Growth Fund (Fund Shares and Institutional Shares), Growth & Income Fund (Fund Shares, Institutional Shares and Adviser Shares), Income Fund (Fund Shares, Institutional Shares, Adviser Shares and R6 Shares), Income Stock Fund (Fund Shares, Institutional Shares, and R6 Shares), Short-Term Bond Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), Money Market Fund, Science & Technology Fund (Fund Shares and Adviser Shares), Small Cap Stock Fund (Fund Shares and Institutional Shares), Intermediate-Term Bond Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), High Income Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), Capital Growth Fund (Fund Shares and Institutional Shares), and Value Fund (Fund Shares, Institutional Shares, and Adviser Shares). (filed herewith)
	(iii)	Consent of Independent Registered Public Accounting Firm with respect to Extended Market Index Fund, S&P 500 Index Fund (Member Shares and Reward Shares), Nasdaq-100 Index Fund (Fund Shares and R6 Shares), Global Managed Volatility Fund (Fund Shares and Institutional Shares), Ultra Short-Term Bond Fund (Fund Shares, Institutional Shares, and R6 Shares), Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, and Target Retirement 2060 Fund. (45)
	(iv)	Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Intermediate-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Short-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Money Market, California Bond Fund (Fund Shares and Adviser Shares), New York Bond Fund (Fund Shares and Adviser Shares), Virginia Bond Fund (Fund Shares and Adviser Shares), Target Managed Allocation Fund, and Global Equity Income Fund (Fund Shares, Institutional Shares). (49)
k		Omitted Financial Statements - Not Applicable
l		Subscriptions and Investment Letters

	(i)	Subscription and Investment Letter for Global Opportunities Fund (8)
	(ii)	Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (8)
	(iii)	Subscription and Investment Letter for Managed Allocation Fund (11)
	(iv)	Subscription and Investment Letter for Ultra Short-Term Bond Fund and Real Return Fund (16)
	(v)	Subscription and Investment Letter for Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund (21)
	(vi)	Subscription and Investment Letter for Flexible Income Fund (Fund Shares, Adviser Shares and Institutional Shares) and Target Retirement 2060 Fund dated July 12, 2013. (24)
	(vii)	Subscription and Investment Letter for Target Managed Allocation Fund and Global Equity Income Fund (Fund Shares and Institutional Shares) dated August 7, 2015. (31)
m	(i)	12b-1 Plans. (13)
	(ii)	Amended Schedule A Pursuant to 12b-1 Plans. (42)
n		18f-3 Plans
	(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 USAA Mutual Funds Trust (500 Index Fund). (9)
	(ii)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 USAA Mutual Funds Trust (42)
o		Reserved
p		Code of Ethics
	(i)	Victory Capital Management Inc. July 1, 2019. (filed herewith)
	(ii)	Northern Trust Investments dated April 1, 2016. (32)
	(iii)	Wellington Management Company LLP dated April 30, 2017. (36)
	(iv)	Loomis, Sayles & Company, L.P. dated April 18, 2018. (43)
	(v)	MFS Investment Management dated April 30, 2018. (43)
	(vi)	Renaissance Investment Management December 29, 2017. (40)
	(vii)	Granahan Investment Management, Inc., October 25, 2013. (26)
	(viii)	Lazard Asset Management. (32)
	(ix)	Brandes Investment Partners, L.P. (22)
	(x)	ClariVest Asset Management LLC. (38)
q		Powers of Attorney
	(i)	Powers of Attorney for Christopher K. Dryer, Michael Reimherr, Robert L. Mason, Barbara B. Ostdiek, Paul L. McNamara, Dawn M. Hawley, Jefferson C. Boyce, Richard Y. Newton, III, Daniel S. McNamara, and James K. De Vries dated June 13, 2019. (48)
	(ii)	Power of Attorney for David C. Brown dated July 10, 2019. (49)
	(iii)	Power of Attorney for John C. Walters dated September 25, 2019. (51)
[1]	Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2002).
[2]	Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).
[3]	Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).
[4]	Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1, 2007).
[5]	Previously filed with Post-Effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2007).
[6]	Previously filed with Post-Effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28, 2008).
[7]	Previously filed with Post-Effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
[8]	Previously filed with Post-Effective Amendment No. 40 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2008).
[9]	Previously filed with Post-Effective Amendment No. 42 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2009).
[10]	Previously filed with Post-Effective Amendment No. 50 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on January 29, 2010).

[11]	Previously filed with Post-Effective Amendment No. 51 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 26, 2010).
[12]	Previously filed with Post-Effective Amendment No. 52 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 30, 2010).
[13]	Previously filed with Post-Effective Amendment No. 53 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2010).
[14]	Previously filed with Post-Effective Amendment No. 54 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2010).
[15]	Previously filed with Post-Effective Amendment No. 57 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 2, 2010).
[16]	Previously filed with Post-Effective Amendment No. 61 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 24, 2010).
[17]	Previously filed with Post-Effective Amendment No. 65 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2011).
[18]	Previously filed with Post-Effective Amendment No. 67 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2011).
[19]	Previously filed with Post-Effective Amendment No. 70 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2011).
[20]	Previously filed with Post-Effective Amendment No. 76 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 7, 2012).
[21]	Previously filed with Post-Effective Amendment No. 78 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 27, 2012).
[22]	Previously filed with Post-Effective Amendment No. 84 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2012).
[23]	Previously filed with Post-Effective Amendment No. 86 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2013).
[24]	Previously filed with Post-Effective Amendment No. 91 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26, 2013).
[25]	Previously filed with Post-Effective Amendment No. 95 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2013).
[26]	Previously filed with Post-Effective Amendment No. 99 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 30, 2014).
[27]	Previously filed with Post-Effective Amendment No. 111 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 5, 2015).
[28]	Previously filed with Post-Effective Amendment No. 112 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2015).
[29]	Previously filed with Post-Effective Amendment No. 120 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2015).
[30]	Previously filed with Post-Effective Amendment No. 122 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 25, 2015).
[31]	Previously filed with Post-Effective Amendment No. 124 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28, 2016).
[32]	Previously filed with Post-Effective Amendment No. 127 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2016).
[33]	Previously filed with Post-Effective Amendment No. 134 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 23, 2016).
[34]	Previously filed with Post-Effective Amendment No. 138 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on December 21, 2016).
[35]	Previously filed with Post-Effective Amendment No. 141 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28, 2017).
[36]	Previously filed with Post-Effective Amendment No. 143 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2017).
[37]	Previously filed with Post-Effective Amendment No. 145 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2017).
[38]	Previously filed with Post-Effective Amendment No. 148 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 27, 2017).
[39]	Previously filed with Post-Effective Amendment No. 150 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 28, 2018).

[40]	Previously filed with Post-Effective Amendment No. 151 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2018)
[41]	Previously filed with Post-Effective Amendment No. 154 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26, 2018)
[42]	Previously filed with Post-Effective Amendment No. 155 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 15, 2018)
[43]	Previously filed with Post-Effective Amendment No. 158 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2018)
[44]	Previously filed with Post-Effective Amendment no. 160 of the Registrant (No. 30-65572 with the Securities and Exchange Commission on November 27, 2018)
[45]	Previously filed with Post-Effective Amendment no. 162 of the Registrant (No. 30-65572 with the Securities and Exchange Commission on April 29, 2019)
[46]	Previously filed with Post-Effective Amendment no. 163 of the Registrant (No. 30-65572 with the Securities and Exchange Commission on May 2, 2019)
[47]	Previously filed with Post-Effective Amendment no. 165 of the Registrant (No. 30-65572 with the Securities and Exchange Commission on May 29, 2019)
[48]	Previously filed with Post-Effective Amendment no. 166 of the Registrant (No. 30-65572 with the Securities and Exchange Commission on July 1, 2019)
[49]	Previously filed with Post-Effective Amendment no. 168 of the Registrant (No. 30-65572 with the Securities and Exchange Commission on July 29, 2019)
[50]	Previously filed with Post-Effective Amendment no. 169 of the Registrant (No. 30-65572 with the Securities and Exchange Commission on August 1, 2019)
[51]	Previously filed with Post-Effective Amendment no. 171 of the Registrant (No. 30-65572 with the Securities and Exchange Commission on September 27, 2019)
[52]	Previously filed with Post-Effective Amendment no. 172 of the Registrant (No. 30-65572 with the Securities and Exchange Commission on October 1, 2019)
Item 29.    Persons Controlled by or Under Common Control with the Fund
Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned “Trustees and Officers of the Trust” in the Statement of Additional Information (“SAI”).
Item 30.    Indemnification
Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:
(a)	The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser, and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error, or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940, as amended (the “1940 Act”) or the Securities Act of 1933 (the “Securities Act”).
(b)	Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers, or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director, or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.
Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.    Business and Other Connections of the Investment Adviser
Information pertaining to business and other connections of the Registrant’s investment adviser is hereby incorporated by reference to the section of the Prospectus captioned “Fund Management” and to the section of the SAI captioned “Trustees and Officers of the Trust.”
With respect to certain funds of the Registrant, Victory Capital Management Inc. currently engages the following subadvisers:
(a)	Wellington Management Company LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Science & Technology Fund, Small Cap Stock Fund, and International Fund. The information required by this Item 31 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management’s current Form ADV as amended and filed with the SEC.
(b)	Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund. The information required by this Item 31 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles’ current Form ADV as amended and filed with the SEC.
(c)	MFS Investment Management (“MFS”), located at 111 Huntington, Boston, Massachusetts 02199, serves as a subadviser to the World Growth Fund. The information required by this Item 31 with respect to each director and officer of MFS is incorporated herein by reference to MFS’s current Form ADV as amended and filed with the SEC and is incorporated herein by reference.
(d)	Renaissance Investment Management (“Renaissance”), located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, serves as a subadviser to the Growth Fund. The information required by this Item 31 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance’s current Form ADV as amended and filed with the SEC.

(e)	Granahan Investment Management, Inc. (“Granahan”), located at 404 Wyman St. Suite 270, Waltham MA 02451, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 31 with respect to each director and officer of Granahan is incorporated herein by reference to Granahan’s current Form ADV as amended and filed with the SEC.
(f)	Lazard Asset Management (“Lazard”), located at 30 Rockefeller Plaza, New York, New York 10112-6300, serves as a subadviser to the Emerging Markets Fund and International Fund. The information required by this Item 31 with respect to each director and officer of Lazard is incorporated herein by reference to Lazard’s current Form ADV as amended and filed with the SEC.
(g)	Brandes Investment Partners, L.P. (“Brandes”), located at 11988 El Camino Real, San Diego, California 92130, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Brandes is incorporated herein by reference to Brandes’ current Form ADV as amended and filed with the SEC.
(h)	ClariVest Asset Management LLC (“ClariVest”), located at 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 31 with respect to each director and officer of ClariVest is incorporated herein by reference to ClariVest’s current Form ADV as amended and filed with the SEC.
(i)	Northern Trust Investments, N.A. (“NTI”), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund. The information required by this Item 31 with respect to each director and officer of NTI is incorporated herein by reference to NTI’s current Form ADV as amended and filed with the SEC.
Item 32.    Principal Underwriters
(a)	Victory Capital Advisers, Inc. (“VCA”) acts as principal underwriter and distributor of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting services.
(b)	Following is information concerning directors and executive officers of VCA.

Name and Principal	Business Address	Position and Offices with VCA	Position and Offices with Registrant
David C. Brown	4900 Tiedeman Rd Brooklyn, OH 44144	Director	Trustee
Michael D. Policarpo, II	4900 Tiedeman Rd Brooklyn, OH 44144	Director	None
Peter Scharich	4900 Tiedeman Rd Brooklyn, OH 44144	Director, President and AML Officer	None
Jennifer Milligan	4900 Tiedeman Rd Brooklyn, OH 44144	Chief Investment Officer	None
Nina Gupta	4900 Tiedeman Rd Brooklyn, OH 44144	Director, Chief Legal Officer and Secretary	None
Donald Inks	4900 Tiedeman Rd Brooklyn, OH 44144	Principal Operations Officer	None
Christopher Ponte	4900 Tiedeman Rd Brooklyn, OH 44144	Principal Financial Officer, Treasurer	None
(c) Not Applicable
Item 33.    Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the 1940 for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.
Victory Capital Management Inc. 15935 La Cantera Pkwy, Building 2 San Antonio, Texas 78256	Citibank, N.A. 388 Greenwich St. New York, NY 10013
Victory Capital Advisors, Inc. 4900 Tiedeman Road Brooklyn, Ohio 44144
Wellington Management Company LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Science & Technology Fund, Small Cap Stock Fund, and International Fund)
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund)
MFS Investment Management
111 Huntington Avenue
Boston, Massachusetts 02199
(records relating to its functions as a subadviser with respect to the World Growth Fund)
Renaissance Investment Management
625 Eden Park Drive, Suite 1200
Cincinnati, Ohio 45202
(records relating to its functions as a subadviser with respect to the Growth Fund)
Granahan Investment Management, Inc.
275 Wyman St. Suite 270
Waltham, MA 02451
(records relating to its functions as a subadviser with respect to the Small Cap Stock Fund)
Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112-6300
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund and International Fund)
Brandes Investment Partners, L.P.
11988 El Camino Real
San Diego, CA 92130
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)
ClariVest Asset Management LLC
3611 Valley Centre Drive, Suite 100
San Diego, CA 92130
(records relating to its functions as a subadviser with respect to the Small Cap Stock Fund)
Northern Trust Investments, Inc.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser with respect to the Growth and Tax Strategy Fund)
Item 34.    Management Services
Not Applicable.

Item 35.    Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of San Antonio, and state of Texas, on the 27th day of November, 2019.
USAA Mutual Funds Trust
By: *

Christopher K. Dryer
President
Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.
(Signature)	(Title)	(Date)
*Christopher K. Dryer	President (Principal Executive Officer)
* James K. De Vries	Treasurer (Principal Financial and Accounting Officer)
* Daniel S. McNamara	Chairman of the Board of Trustees
* David C. Brown	Trustee
* Robert L. Mason	Trustee
* Dawn M. Hawley	Trustee
* Jefferson C. Boyce	Trustee
* Paul L. McNamara	Trustee
* Richard Y. Newton III	Trustee
* Barbara B. Ostdiek	Trustee
* Michael F. Reimherr	Trustee
* John C. Walters	Trustee
*By : Erin G. Wagner

*	Erin G. Wagner, under the Powers of Attorney dated June 13, 2019, July 10, 2019, and September 25, 2019, incorporated herein and filed under Post-Effective Amendment Nos. 166, 168, and 171 with the Securities and Exchange Commission on July 1, 2019, July 29, 2019, and September 27, 2019.

EXHIBIT INDEX
Exhibit	Item
d(ii)	Investment Subadvisory Agreement between VCM and Loomis Sayles
d(iii)	Investment Subadvisory Agreement between VCM and MFS
d(iv)	Investment Subadvisory Agreement between VCM and Wellington Management
d(v)	Investment Subadvisory Agreement between VCM and The Renaissance Group, LLC
d(vi)	Investment Subadvisory Agreement between VCM and Granahan Investment, Inc.
d(vii)	Investment Subadvisory Agreement between VCM and Brandes Investment Partners, L.P.
d(viii)	Investment Subadvisory Agreement between VCM and Lazard Asset Management L.P.
d(ix)	Investment Subadvisory Agreement between VCM and Clarivest Asset Management LLC
d(x)	Investment Subadvisory Agreement between VCM and Northern Trust Investments
d(xi)	Investment Subadvisory Agreement between VCM and Epoch Investment Partners, Inc.
i(i)	Opinion and Consent of Counsel
j(i)	Consent of Independent Registered Public Accounting Firm
p(i)	Victory Capital Management Inc.